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Exhibit 10.9

STARENT NETWORKS, CORP.

LEASE AND SUBLEASE

TEWKSBURY COMMONS, TEWKSBURY, MASSACHUSETTS

Document	Tab
Lease dated October 24, 2000	1
First Amendment to Lease dated December 31, 2000	2
Second Amendment to Lease dated June 1, 2005	3
Notice of Lease dated June 1, 2005	4
Subordination, Nondisturbance and Attornment Agreement dated June 1, 2005	5
Sublease from Network Appliance, Inc. dated March 29, 2002	6
First Amendment to Sublease dated June 27, 2005	7
Recognition and Nondisturbance Agreement dated June 27, 2005	8

LEASE

NORTH TEWKSBURY COMMONS, L.L.C.

Landlord

and

STARENT NETWORKS, INC.
Tenant

October 24, 2000

TABLE OF CONTENTS

Article 1	Summary of Basic Lease Information
Section 1.1	Premises
Section 1.2	Lease Term
Section 1.3	Base Rent
Section 1.4	Additional Rent
Section 1.5	Security Deposit
Section 1.6	Permitted Use
Section 1.7	Addresses for Notice
Section 1.8	Brokers
Section 1.9	Guarantor
Section 1.10	Tenant Improvement Allowance
Section 1.11	Exhibits
Article 2	Real Property, Building and Premises
Section 2.1	Lease of Premises
Section 2.2	Appurtenant Rights
Section 2.3	Landlord's Reservation of Rights
Section 2.4	Preparation of Premises; Acceptance
Section 2.5	Rentable Area and Usable Area
Article 3	Substitution of Other Premises
Article 4	Lease Term
Section 4.1	Lease Term
Section 4.2	Confirmation of Lease Information
Section 4.3	Lease Year
Section 4.4	Delay in Scheduled Commencement Date
Section 4.5	Option to Extend Term
Article 5	Base Rent
Section 5.1	Definition of Base Rent
Section 5.2	Initial Payment; Proration
Section 5.3	Application of Payments
Article 6	Additional Rent
Section 6.1	Additional Rent; Rent
Section 6.2	Operating Expenses
Section 6.3	Tax Expenses
Section 6.4	Calculation and Payment of Additional Rent
Section 6.5	Allocation of Direct Expenses
Section 6.6	Taxes and Other Charges for Which Tenant is Directly Responsible
Section 6.7	Landlord's Books and Records; Tenant's Audit Rights

Article 7	Security Deposit
Section 7.1	Delivery of Letter of Credit
Section 7.2	Replacement Letter of Credit
Section 7.3	Landlord's Right to Draw on Letter of Credit
Section 7.4	Letter of Credit Security Deposit
Section 7.5	Landlord's Transfer of Letter of Credit
Section 7.6	Assignment or Encumbrance of Letter of Credit
Section 7.7	Restoration of Letter of Credit and Security Deposit
Section 7.8	Reduction in Letter of Credit Amount
Section 7.9	Interest on Security Deposit
Section 7.10	Return of Security Deposit
Article 8	Use
Section 8.1	Permitted Use
Section 8.2	Rules and Regulations
Section 8.3	Additional Restrictions on Use
Article 9	Compliance with Laws
Section 9.1	Definition of "Laws and Orders"
Section 9.2	Repairs, Replacements, Alterations and Improvements
Section 9.3	Collateral Estoppel
Article 10	Hazardous Material
Section 10.1	Use of Hazardous Material
Section 10.2	Warranties; Notice of Release or Investigation
Section 10.3	Indemnification
Section 10.4	Remediation Obligations
Section 10.5	Definition of "Hazardous Material"
Article 11	Utilities and Services.
Section 11.1	Standard Tenant Utilities and Services
Section 11.2	Overstandard Tenant Use
Section 11.3	Interruption of Utilities
Section 11.4	Utility Providers.
Article 12	Repairs and Maintenance
Section 12.1	Tenant's Repair and Maintenance Obligations
Section 12.2	Landlord's Repair and Maintenance Obligations
Article 13	Alterations and Additions
Section 13.1	Landlord's Consent to Alterations
Section 13.2	Compliance of Alterations with Laws and Insurance Requirements
Section 13.3	Manner of Construction
Section 13.4	Payment for Alterations
Section 13.5	Construction Insurance
Section 13.6	Ownership of Alterations
Section 13.7	Initial Improvements

ii

Article 14	Covenant Against Liens
Article 15	Indemnification and Insurance
Section 15.1	Defmition of "Tenant Parties" and "Landlord's Parties"
Section 15.2	Indemnification
Section 15.3	Compliance with Insurer Requirements
Section 15.4	Tenant's Liability Coverage
Section 15.5	Tenant's Workers' Compensation and Employer Liability Coverage
Section 15.6	Tenant's Property Insurance
Section 15.7	Business Income and Extra Expense Coverage
Section 18.5	Other Tenant Insurance Coverage
Section 15.9	Form of Policies and Additional Requirements
Section 15.10	Waiver of Subrogation
Section 15.11	Exculpation
Section 15.12	Landlord's Property Insurance
Article 16	Damage and Destruction
Section 16.1	Repair of Damage by Landlord
Section 16.2	Landlord's Notice
Section 16.3	Landlord's Option to Terminate or Repair
Section 16.4	Tenant's Option to Terminate
Section 16.5	Rent Abatement Due to Casualty
Section 16.6	Damage Near End of Term
Section 16.7	Effective Date of Termination; Rent Apportionment
Article 17	Condemnation
Section 17.1	Definition of "Condemnation"
Section 17.2	Notice of Condemnation
Section 17.3	Termination of Lease
Section 17.4	Effect of Condemnation if Lease is Not Terminated
Section 17.5	Allocation of Award
Article 18	Assignment and Subleasing
Section 18.1	Restricted Transfers
Section 18.2	Transfer Procedure
Section 18.3	Landlord's Consent
Section 18.4	Transfer Premium
Section 18.5	Landlord's Option to Recapture Space
Section 18.6	Right to Collect Rent
Section 18.7	Transfers of Ownership Interests and Other Organizational Changes
Section 18.8	Restrictions on Marketing the Space
Article 19	Surrender of Premises
Section 19.1	Surrender of Premises
Section 19.2	Removal of Tenant Property by Tenant

iii

Article 20	Holding Over
Section 20.1	Holdover Rent
Section 20.2	No Consent or Waiver Implied
Article 21	Estoppel Certificates
Section 21.1	Tenant's Obligation to Provide Estoppel Certificates
Section 21.2	Additional Requested Documents or Instruments
Section 21.3	Failure to Deliver
Article 22	Subordination, Non-disturbance and Attornment
Section 22.1	Automatic Subordination
Section 22.2	Subordination Agreement
Section 22.3	Attornment
Article 23	Defaults and Remedies
Section 23.1	Tenant's Default
Section 23.2	Landlord's Remedies on Tenant's Default
Section 23.3	Form of Payment after Default
Section 23.4	Acceptance of Rent without Waiving Rights
Section 23.5	Tenant's Remedies on Landlord's Default
Section 23.6	Notice of Default; Right to Cure
Article 24	Landlord's Right to Perform Tenant's Obligations
Section 24.1	Landlord's Right to Perform Tenant's Obligations
Section 24.2	Reimbursement by Tenant
Article 25	Late Payments
Section 25.1	Late Charges
Section 25.2	Interest
Article 26	Non-waiver
Section 26.1	Non-waiver
Section 26.2	Acceptance and Application of Payment; Not Accord and Satisfaction
Article 27	Attorney Fees and Costs
Article 28	Landlord's Access to Premises
Section 28.1	Landlord's Access to Premises
Section 28.2	Tenant's Waiver
Section 28.3	Method of Entry
Article 29	Signs
Section 29.1	Building Name; Landlord's Signage Rights
Section 29.2	Tenant's Signage Rights within Building

iv

Article 30	Miscellaneous
Section 30.1	Captions
Section 30.2	Word Usage
Section 30.3	Counting Days
Section 30.4	Entire Agreement; Amendments
Section 30.5	Exhibits
Section 30.6	Reasonableness and Good Faith
Section 30.7	Partial Invalidity
Section 30.8	Binding Effect
Section 30.9	Independent Covenants
Section 30.10	Governing Law
Section 30.11	Notices
Section 30.12	Force Majeure
Section 30.13	Time of the Essence.
Section 30.14	Modifications Required by Landlord's Lender
Section 30.15	Recording; Memorandum of Lease
Section 30.16	Liability of Landlord
Section 30.17	Transfer of Landlord's Interest
Section 30.18	Joint and Several Obligations of Tenant
Section 30.19	Submission of Lease
Section 30.20	Legal Authority
Section 30.21	Right to Lease
Section 30.22	Brokers
Exhibit A	Lease Plan
Exhibit B	Site Plan
Exhibit C	Tenant Work Letter'
Exhibit D	Janitorial Schedule
Exhibit E	Rules and Regulations
Exhibit F	Intentionally deleted
Exhibit G	Letter of Credit

v

OFFICE LEASE

        THIS LEASE, made as of this            day of October, 2000, by and between North Tewksbury Commons, L.L.C., a Massachusetts limited liability company, hereinafter referred to as "Landlord" and Starent Networks, Inc., a Delaware corporation, hereinafter referred to as "Tenant".

        IN CONSIDERATION of the rent to be paid and the covenants to be performed by Tenant, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, certain premises in Landlord's Office Building, upon the terms and conditions hereinafter contained.

ARTICLE 1
SUMMARY OF BASIC LEASE INFORMATION

        Each reference in this Lease to any provision in this Summary shall be construed to incorporate all the terms provided under that provision of the Summary. In the event of any conflict between a provision in this Summary and a provision in the balance of the Lease, the latter shall control the basic terms of this Lease are:

        Section 1.1    Premises.    (Article 2)

  (a)
  Building: The Apple Hill III Office Building situated at 30 International Place in the Town of Tewksbury, Massachusetts.

  (b)
  Premises: Approximately 19,540 Rentable Square Feet of space located on the third floor of the Building as outlined in Exhibit A, known as Suite 300

        Section 1.2    Lease Term.    (Article 4)

  (a)
  Lease Term (Section 4.1): Five (5) years plus the partial month, if any, commencing on the Lease Commencement Date

  (b)
  Lease Commencement Date (Section 4.1): The earlier of (a) the date on which Tenant takes possession of and occupies all or any portion of the Premises (other than in connection with the installation of Tenant's equipment, furniture or fixtures pursuant to Section 6.6 of the Tenant Work Letter), or (b) the date of Substantial Completion (as that term is defined in Section 5.1 of the Tenant Work Letter but subject to acceleration due to Tenant Delay as defined in Section 5.4 of the Tenant Work Letter) of the Tenant Improvements by Landlord. The Term "Tenant Improvements" as used in this Lease is defined in Section 2.1 of the Tenant Work Letter. Landlord shall use its best efforts to Substantially Complete construction of the Tenant Improvements by November 15, 2000 (the "Scheduled Commencement Date").

  (c)
  Lease Expiration Date (Section 4.1): The last day of the month in which the fifth anniversary of the Lease Commencement Date occurs

        Section 1.3    Base Rent    (Article 5).

  (a)
  Lease Years 1 through 3, the sum of $517,810.00 annually, payable in equal monthly installments of $43,150.83; $26.50 per Rentable Square Foot.

  (b)
  Lease Years 4 and 5, the sum of $556,890.00 annually, payable in equal monthly installments of $45,407.50 $28.50 per Rentable Square Foot.

        Section 1.4    Additional Rent    (Article 6)

  (a)
  Base Year The calendar year of 2001

  (b)
  Expense Year: Each calendar year in which any portion of the Lease Terms falls, through and including the calendar year in which the Lease Term expires.

  (c)
  Tenant's Share: Thirty-five percent (35%).

        Section 1.5    Security Deposit    (Section 7.1): $750,000.00, subject to reduction pursuant to the terms of Section 7.8 of Article 7 of this Lease.

        Section 1.6    Permitted Use    (Section 8.1): General Office Use and Research and Development.

        Section 1.7    Addresses for Notices:    (subsection 30.11.3)

  (a)
  Landlord's address:

      c/o The CW Companies, Inc.
      600 Unicorn Park Drive
      Woburn, Massachusetts 01801

      Telephone: (781) 932-3075
      Fax: (781) 932-3092

  (b)
  Tenant's address:

  (1)
  Before Lease Commencement Date:

      Starent Networks, Inc.
      187 Ballardvale Street, A225
      Wilmington, Massachusetts 01887

      Attention: Alice P. Barber
                        Vice President, Finance & Administration

      Telephone: (978) 658-8464, Ext. 106
      Fax: (978) 658-8465

    (2)
    After Lease Commencement Date:

      Starent Networks, Inc.
      30 International Place, Suite 300
      Tewksbury, Massachusetts 01876

      Attention: Alice P. Barber
                        Vice President, Finance & Administration

      Telephone: (978)
      Fax: (978)

  (c)
  Address of Landlord's lender: [Address; fax number]

  (d)
  Tenant's Tax Identification Number: 04-3527533

        Section 1.8    Brokers    (Section 30.22):

Landlord' Broker:	Mark R. Reardon Cushman & Wakefield of Massachusetts, Inc. 125 Summer Street, Suite 1500 Boston, Massachusetts 02110-1616 Telephone: (617) 330-6966 Fax: (617) 330-9499
Tenant's Broker:	John C. Wilson Insignia/ESG, Inc. One Financial Center Boston, Massachusetts 02111 Telephone: (617) 348-3819 Fax: (617) 348-3894

        Section 1.9    Guarantor.    Intentionally deleted

        Section 1.10    Tenant Improvement Allowance.    (Section 2.1 of Tenant Work Letter)

        $390,800 based upon $20.00 per Rentable Square Foot of the Premises

        Section 1.11    Exhibits.    The Exhibits and Addenda, if any, listed in this Section are incorporated herein by reference and are a part of this Lease:

Exhibit A	Lease Plan
Exhibit B	Site Plan
Exhibit C	Tenant Work Letter
Exhibit D	Rules and Regulations
Exhibit E	Janitorial Schedule
Exhibit F	Guaranty
Exhibit G	Letter of Credit

ARTICLE 2
REAL PROPERTY, BUILDING AND PREMISES

        Section 2.1    Lease of Premises.    Landlord leases to Tenant and Tenant leases from Landlord the Premises described in Section 1.1(b) which are located in the Building described in Section 1.1(a). The outline of the Premises is set forth in Exhibit A. The Building, the areas servicing the Building (including any adjacent parking area), and the land on which the Building and those areas are located (as shown on the Site Plan attached to this Lease as Exhibit B) are sometimes collectively referred to as the "Real Property". Tenant acknowledges that Landlord has made no representation or warranty regarding the condition of the Real Property except as specifically stated in this Lease.

        Section 2.2    Appurtenant Rights.    Tenant is granted the right at all times during the Lease Term to the nonexclusive use of the main lobby of the Building, elevator lobbies, common corridors and hallways, stairwells, elevators, restrooms, entrances and exits to the Building, landscaped areas, parking areas, sidewalks, entrances and exits to the Real property and other public or common areas located on the Real Property The use of those areas shall be subject to the Rules and Regulations, defined in Section 8.2.

        Section 2.3    Landlord's Reservation of Rights.    Subject to the rights granted to Tenant pursuant to Section 2.2, the following rights are reserved to Landlord:

  (a)
  The right to all of the Building, except for the space within the Premises;

  (b)
  The right to change all elements of the Real Property except for the space within the Premises and except as otherwise provided in this Lease; and;

  (c)
  The rights reserved to Landlord by provisions of this Lease or by operation of law;

Any changes that Landlord makes to the Real Property as permitted by this Section 2.3 must be carried out in a manner that will not unreasonably interfere with Tenant's access to the Premises or Tenant's use and enjoyment of the Premises

        Section 2.4    Preparation of Premises.    The rights and obligations of the parties regarding the construction of the Premises before the commencement of the Lease Term are stated in the Tenant Work Letter attached to this Lease as Exhibit C. If this Lease conflicts with the Tenant Work Letter, the provisions of the Tenant Work Letter shall prevail.

        Section 2.5    Rentable Area and Usable Area.

        2.5.1    Standard of Calculation.    For purposes of this Lease (i) "Useable Area" shall be calculated pursuant to the Standard Method For Measuring Floor Area in Office Buildings (ANSI/BOMA Z65.1, 1996); and "Useable Square Feet" and "Useable Footage" shall have the same meaning as the term "Useable Area", (ii) "Rentable Area" shall be calculated by multiplying the Useable Area by 1.18, the agreed upon R/U Ratio. "Rentable Square Feet" and "Rentable Footage" shall have the same meaning as "Rentable Area".

        2.5.2    Verification of Usable Area of Premise.    Tenant may have the Usable Area of the Premises measured by an architect or engineer and shall provide Landlord with written notice of the results of such measurement within sixty (60) days following the Lease Commencement Date. If Tenant shall elect not to have the Premises measured or shall fail to notify Landlord of the results of such measurement within the aforesaid sixty (60) day period, the Rentable Area of the Premises as set forth in Section 1.1(b) shall thereafter be deemed to be binding on the parties. Landlord shall have forty-five (45) days following receipt of written notice of the results of such measurement to have the measurement made by Tenant's architect/engineer verified by Landlord's architect and to provide Tenant with written notice of the results thereof. If Landlord (a) shall elect not have the results of Tenant's measurement verified by Landlord's architect, or (b) if Landlord's architect shall agree with the measurement made by Tenant's architect/engineer, or (c) should Landlord fail to notify Tenant of the results of such verification within the aforementioned forty-five(45) day period then, in either such event, the Usable Area of the Premises as measured by Tenant's architect/engineer and the resulting Rentable Area of the Premises calculated in the manner set forth in Section 2.5.1 shall thereafter be deemed to binding upon the parties. If Landlord's architect shall determine that the Usable Area of the Premises varies from the measurement made by Tenant's architect/engineer and Landlord so notifies Tenant within the Aforesaid forty-five (45) day period, the determination of Landlord's architect as to the Usable Area of the Premises shall be binding upon the parties provided that Landlord's architect certifies the Usable Area of the Premises to both Landlord and Tenant, If, as a result of the foregoing, it is determined that the Rentable Area of the Premises calculated in the manner set forth in Section 2.5.1 is different than the Rentable Area of the Premises stated in Section 1.1.(b), all Rent that is based upon the incorrect Rentable Area of the Premises shall be modified in accordance with that determination effective as of the Lease Commencement Date and the parties hereto shall promptly execute a supplemental instrument evidencing the revised Rentable Area and the revised Rent. If Tenant shall have made any payments to Landlord prior to a final determination of the Rentable Area pursuant to this Section 2.5.2, then a prompt adjustment shall be made in such payments to reflect the revised amounts.

ARTICLE 3
SUBSTITUTION OF OTHER PREMISES

Intentionally Deleted

ARTICLE 4
LEASE TERM

        Section 4.1    Lease Term.    The provisions of this Lease shall be effective as of the date hereof except that Tenant shall not be required to pay Base Rent or Tenant's Share of Direct Expenses prior to the Lease Commencement Date. The Lease Term shall be the period stated Section 1.2(a). The Lease Term shall commence on the Lease Commencement Date stated in Section 1.2(b) and shall expire on the Lease Expiration Date stated in Section 1.2(c) unless sooner terminated as provided in this Lease.

        Section 4.2    Confirmation of Lease Information.    When the Lease Commencement Date has been determined, Landlord and Tenant shall execute and acknowledge a written statement in recordable form specifying the Lease Commencement Date and the Lease Termination Date.

        Section 4.3    Lease Year.    For purposes of this Lease, the term "Lease Year" means each consecutive twelve (12) month period during the Lease Term. In the event that the Lease Commencement Date is other than the first day of a calendar month, the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the twelfth full calendar month thereafter. The second and each succeeding Lease Year shall commence on the first day of the next calendar month. The last Lease Year ends on the Lease Expiration Date or earlier date of termination.

        Section 4.4    Delay in Scheduled Commencement Date.    If Landlord is unable to deliver possession of the Premises to Tenant with the Tenant Improvements Substantially Complete on or before the Scheduled Commencement Date as the result of any Tenant Delay (as defined in Section 5.4 of the Tenant Work Letter attached to this Lease as Exhibit C) fire or other casualty, acts of God, labor difficulties, scarcity of or the inability to obtain labor or materials, or any other causes beyond Landlord's reasonable control ("Excused Delay"), the Scheduled Commencement Date shall be extended for a period equal to the total of the duration of each such delay. If Landlord is unable to deliver possession of the Premises to Tenant with the Tenant Improvements Substantially Complete on or before the Scheduled Commencement Date, as the same may be extended pursuant to this Section 4.4, then, following the Lease Commencement Date, Base Rent and Additional Rent shall be abated for a period equal to the period of delay between the Scheduled Commencement Date (as the same may be extended pursuant to this Section 4.4) and the Lease commencement Date.. This failure shall not affect the validity of this Lease or the obligations of Tenant under it, but the Lease Commencement Date shall be determined in accordance with the provisions of Section 1.2(b). For the purpose of this Section 4.4 and 4.4.1, Landlord and Tenant agree that Substantial Completion of Tenant Improvements specifically excludes Substantial Completion of Tenant Improvements within Tenant's "Laboratory" encompassing approximately four thousand (4,000) square feet of Usable Area.

        4.4.1    Tenant's Termination Notice.    If the Lease Commencement Date shall not occur within forty-five (45) days following the Scheduled Commencement Date as the same may be extended as the result of Excused Delays as described in Section 4.4 or pursuant to Section 4.4.2 hereof ("Outside Date"), Tenant's sole remedy shall be to terminate this Lease effective on Landlord's receipt of written notice of termination from Tenant. Tenant's termination notice must be delivered by Tenant to Landlord, if at all, no earlier than the Outside Date and no later than five (5) business days after the Outside Date. Landlord shall have the right to suspend Tenant's termination for a period of fifteen (15) days following the Outside Date by delivering to Tenant, within five (5) business days after the

Outside Date, a certificate of the general contractor or Construction manager in charge of construction certifying that it is that contractor's best good-faith judgment that Substantial Completion of the Tenant Improvements will occur within fifteen (15) days after the Outside Date. If Landlord provides this certificate and Substantial Completion of the Tenant Improvements within that fifteen (15) day suspension period, Tenant's termination notice shall be of no further force or effect. If, however, Substantial Completion of the Tenant Improvements does not occur within that fifteen (15) day suspension period, this Lease shall terminate as of the date of expiration of the fifteen (15) day period.

        4.4.2    Extension of Outside Date.    If, before the Outside Date, Landlord determines that Substantial Completion of the Tenant Improvements will not occur by the Outside Date, Landlord shall have the right to deliver a written notice to Tenant stating Landlord's reasonable, good-faith estimate of the date by which Substantial Completion of the Tenant Improvements will occur. Tenant shall be required, within five (5) business days after receipt of such notice, to either deliver to Landlord written notice of termination (which will mean that this Lease shall terminate and be of no further force and effect) or agree to extend the Outside Date to the date stated in Landlord's notice. Tenant's failure to respond in writing thin this five (5) day period shall be considered to constitute Tenant's agreement to extend the Outside Date to the date stated in Landlord's notice. If the Outside Date is so extended, Landlord's right to request Tenant to elect to either terminate or further extend the Outside Date shall remain and continue to remain, with each of the notice periods and response periods set forth above, until the Substantial Completion of the Tenant Improvements or until this Lease is terminated. If Substantial Completion of the Tenant Improvements has not taken place by the Outside Date as the same has been extended pursuant to this subsection 4.4.2, this Lease shall, at the option of Tenant, terminate as of the Outside Date.

        4.5    Option to Extend Term.    Landlord grants to Tenant the option to extend the Lease Term (Extension Option) for one period of five (5) Lease Years (Option Term), subject to the conditions described in this Section 4.5. Tenant shall have no other right to extend the term beyond the Option Term.

        4.5.1.    Conditions of Option.    The Extension Option shall be subject to the following conditions:

          (a)   The Extension Option may be exercised only by written notice delivered by Tenant to Landlord as provided in this Section 4.5 and only if, as of the date of delivery of the notice, Tenant is not in default in the performance of any material term or condition of this Lease beyond the expiration of any applicable cure periods.

          (b)   The rights contained in this Section 4.5.1 shall be personal to and may be exercised only by the originally named Tenant (and not any assignee, sublessee, or other transferee of Tenant's interest in this Lease except that such rights may be exercised by any Transferee of a Transfer made pursuant to Section 18.7.1 or 18.7.2).

          (c)   If Tenant properly exercises the Extension Option and is not in default in the performance of any material term or condition of this Lease beyond the expiration of any applicable cure period the Lease Term, at the end of the initial Lease Term, then the Lease Term shall be extended for the Option Term upon all of the terms and conditions set forth in this Lease except (i) Tenant shall have no further right to extend the Lease Term, and (ii) the Rent payable by Tenant for the Option Term shall be determined in the manner set forth in Section 4.5.2 hereof.

        4.5.2.    Option Rent.    The Rent payable by Tenant during the Option Term (Option Rent) shall be equal to the Fair Market Rental Value of the Premises as of the commencement of the Option Term but shall not be less than the Base Rent and Tenant's share of Direct Expenses payable by Tenant immediately before the Option Term. Notwithstanding the foregoing the, annual Base Rent component of Rent payable during for the Option Term determined in accordance with this Section 4.5 shall be increased beginning with the third Lease Year of the Option Term by multiplying the Base Rent payable during the second Lease Year of the Option Term by one hundred ten percent (110%). The annual Base Rent as increased in accordance with the preceding sentence shall be the annual Base Rent for the last three Lease Years of the Option Term.

        4.5.2.1    Fair Market Rental Value.    For purposes of this Section 4.5, Fair Market Rental Value of the Premises shall be the rental rate, determined in accordance with Section 4.5.2, at which a sophisticated private sector tenant, in an arm's length transaction, would lease comparable space as of the commencement of the Option Term. For this purpose, "comparable space" shall be office space that is: (a) not subleased, (b) not subject to another tenant's expansion rights, (c) not leased to a tenant that holds an ownership interest in the landlord, (d) not leased to a tenant under a renewal or an extension of a lease, (e) comparable in size, location, and quality to the Premises, (f) leased for a term comparable to the Option Term, and (g) located in office buildings in the metropolitan Boston area which are comparable in age, size, location, quality of construction, services and amenities ("Comparable Buildings").

        4.5.2.2.    Rental Rate of Comparable Space.    In determining the rental rate of comparable space, the parties shall take into consideration all escalations and concessions as may then be customary in the market including: (a) rental abatement concessions, (b) tenant improvements or allowances provided or to be provided for the comparable space, and Operating Expense and Tax Expense pass-throughs corresponding to those contained in this Lease.

        4.5.3.    Exercise of Option.    The Extension Option must be exercised by Tenant, if at all, only at the time and in the manner provided in this subsection 4.5.3.

        4.5.3.1.    Interest Notice.    If Tenant wishes to exercise the Extension Option, Tenant shall deliver written notice (Interest Notice) to Landlord no less than twelve (12) months before the expiration of the initial Lease Term.

        4.5.3.2.    Option Rent Notice.    After receipt of Tenant's Interest Notice, Landlord shall deliver notice (Option Rent Notice) to Tenant no less than ten (10) months before the expiration of the initial Lease Term, stating the Option Rent, based on Landlord's determination of the Fair Market Rental Value of the Premises as of the commencement date of the Option Term.

        4.5.3.3.    Exercise Notice.    If Tenant wishes to exercise the Extension Option, Tenant must, on or before the earlier of (a) the date occurring nine (9) months before the expiration of the initial Lease Term or (b) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the Extension Option by delivering written notice (Exercise Notice) to Landlord.

        4.5.3.4.    Objection to Option Rent.    If Tenant wishes to contest the Option Rent stated in the Option Rent Notice, Tenant must provide, with the Exercise Notice, written notice to Landlord that Tenant objects to the stated Option Rent. If Tenant provides such written objection, the parties shall follow the procedure described in Section 4.5.3.4.1.

        4.5.3.4.1    Arbitration.    Tenant shall deliver to Landlord with the Exercise Notice and Tenant's written notice of objection the name of a real estate broker who has had at least ten (10) years of experience as a licensed real estate broker for the leasing of office space in Boston Metropolitan Area. Within ten (10) days after the receipt of such notice, Landlord shall provide Tenant in writing with the name of a real estate broker who meets the same criteria. Within fifteen (15) days thereafter the two brokers shall together appoint a third broker who meets the same criteria and within and additional fifteen (15) days the three brokers shall jointly determine the Fair Market Rental Value of the Premises using the criteria set forth in Sections 4.5.2.1 and 4.5.2.2. If the three brokers cannot agree, the determination of the broker who is the mean of the two extremes shall be binding and conclusive. In no event shall the Fair Market Rental Value of the Premises as determined by the broker(s) be less than the Base Rent and Tenant's share of Direct Expenses payable by Tenant immediately before the Option Term. The decision of the broker(s) shall be binding on both Landlord and Tenant. Each party shall pay all costs, fees and expenses of the broker they select and the parties shall share equally the costs fees and expenses of the third broker.

        4.5.3.5.    Failure To Deliver Timely Notice.    If Tenant fails to deliver a timely Interest Notice or Exercise Notice, Tenant shall be considered to have elected not to exercise the Extension Option.

        4.5.4.    Amendment to Lease.    If Tenant timely exercises its Extension Option, Landlord and Tenant shall, within fifteen (15) days after the Option Rent is determined under Section 4.5.2, execute an amendment to this Lease extending the Lease Term on the terms and conditions set forth in this Section 4.5.

ARTICLE 5
BASE RENT

        Section 5.1    Definition of Base Rent.    Tenant shall pay to Landlord Base Rent in equal monthly installments in the amount forth in Section 1.3 in advance on or before the first day of every calendar month during the Lease Term, without notice, demand, setoff or deduction. Payment shall be made at Landlord's address set forth in Section 1.7 (a) or at any other place that Landlord may from time to time designate in writing. Payment must be in United States dollars, either in the form of a check or via electronically transmitted funds.

        Section 5.2    Initial Payment; Proration.    If any payment date (including the Lease Commencement Date) for "Rent", as defined in Section 6.1, falls on a day other than the first day of that calendar month, or if any Rent payment is for a period shorter than one calendar month, the Rent for that fractional calendar month shall accrue on a daily basis for each day of that fractional month at a daily rate equal to 1/365 of the total annual Rent. All other payments or adjustments that are required to be made under the terms of this Lease and that require proration on a time basis shall be prorated on the same basis.

        Section 5.3    Application of Payments.    All payments received by Landlord from Tenant shall be applied to the oldest payment obligation owed by Tenant to Landlord. No designation by Tenant, either in a separate writing or on a check or money order by way of endorsement or otherwise, shall modify this clause or have any force or effect.

ARTICLE 6
ADDITIONAL RENT

        Section 6.1    Additional Rent; Rent.    In addition to paying the Base Rent specified in Article 5, Tenant shall pay as additional rent Tenant's Share of the annual Direct Expenses (meaning the Operating Expenses plus the Tax Expenses as those terms are hereinafter defined) that are in excess of the amount of Direct Expenses applicable to the Base Year. That additional rent, together with other amounts of any kind (other than Base Rent) payable by Tenant to Landlord under the terms of this Lease, shall be collectively referred to in this Lease as "Additional Rent". Base Rent and Additional Rent are collectively referred to in this Lease as "Rent". Tenant's obligations to pay the Additional Rent provided for in this Article 6 survive the expiration of the Lease Term.

        Section 6.2.    Operating Expenses.    "Operating Expenses" means all reasonable, actual and necessary expenses, costs, and amounts of every kind that Landlord pays or incurs during any Expense Year (except that Landlord may use its normal accrual method of accounting) because of or in connection with the ownership, operation, management, maintenance, repair, replacement, or restoration of the Real Property as determined under generally accepted accounting principles, consistently applied, including, without limitation, any amounts paid or incurred for:

  (a)
  The cost of electricity for the common areas (both interior and exterior) and for the operation of the Building Systems, water and sewage, gas for the operation of the roof-top HVAC units serving the entire building, telephone and other utility charges not billable to tenants;

  (b)
  The cost of operating, managing, maintaining, and repairing the heating, ventilating, air-conditioning, electrical, plumbing, sanitary, storm drainage, elevator and other utility and mechanical systems including the cost of supplies and tools and of equipment, maintenance and service contracts in connection with those systems;

  (c)
  The cost of services (including all outside maintenance contractors) performed and supplies, materials, tools and equipment used in operating, managing, maintaining, repairing or restoring the Real Property;

  (d)
  The cost of licenses, certificates, permits and inspections;

  (e)
  The cost of contesting the validity or applicability of any government enactments that may affect the Operating Expenses so long as Landlord has received Tenant's consent to such action, which consent shall not be unreasonably withheld or delayed;

  (f)
  The cost of insurance carried by Landlord;

  (g)
  Fees, charges and other costs including market-rate management fees (or amounts in lieu of such fees), consulting fees, legal fees and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance and repair of the Real Property;

  (h)
  The cost of parking area maintenance, repair and restoration, including resurfacing, replacement, repainting, restriping, snow plowing and removal, landscaping and cleaning;

  (i)
  Wages, salaries, and other compensation and benefits of all persons engaged in the operation, repair, management, maintenance, or security of the Real Property plus employer's Social Security taxes, unemployment taxes, insurance, and any other taxes that may be levied on those wages, salaries, and other compensation and benefits. If any of Landlord's employees provide services for more than one building of Landlord, only the prorated portion of those employees' wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Real Property shall be included in Operating Expenses.

  (j)
  Payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument relating to the sharing of costs by the Building;

  (k)
  The cost of acquiring or renting personal property used in the maintenance, repair, and operation of the Building and Real Property;

  (l)
  The cost of capital improvements or other costs incurred in connection with the Real Property that (a) are intended to effect economies in the maintenance or operation of all or part of the Real Property or (b) are required under any government law or regulation not in effect as of the date of this Lease.

  (m)
  The cost of replacement of any exterior window treatment provided by Landlord and any carpeting in the common areas.

  (n)
  The cost of capital improvements or capital replacements permitted hereunder shall be amortized in equal annual installments over the useful life thereof as determined by Landlord using generally accepted accounting principles.

        6.2.1    Adjustment of Operating Expenses.    Operating Expenses shall be adjusted as follows:

        6.2.1.1    Gross-Up Adjustment When Building Is Less Than Fully Occupied.    If the occupancy of the Building during any part of any Expense Year (including the Base Year) is less than ninety-five percent (95%), Landlord shall make an appropriate adjustment of the variable components of Operating Expenses for that Expense Year, as reasonably determined by Landlord using sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Building been ninety-five percent (95%) occupied. Adjustments to the Base Year Operating Expenses and Operating Expenses for subsequent Expense Years shall be made on a consistent basis. This amount shall be considered to have been the amount of Operating Expenses for that Expense Year. For purposes of this subsection 6.2.1.1, "variable components" include only those component expenses that are affected by variations in occupancy levels. In adjusting the variable components of Operating Expenses to reflect ninety-five percent (95%) occupancy of the Building, Landlord shall fairly allocate variable Operating Expenses so that:

  (a)
  Landlord does not make a profit from that adjustment; and

  (b)
  the Operating Expenses are no greater than the amount that would have been paid or incurred had the Building been one hundred percent (100%) occupied.

        6.2.1.3    Adjustment for Cost Savings.    If, during any Expense Year following the Base Year, Landlord reduces any component of Operating Expenses as a result of (i) the acquisition or installation of capital improvements intended as labor-saving devices or (ii) other costs incurred to effect economies in the maintenance of operation of the Real Property, the corresponding component of Operating Expenses for the Base Year shall thereafter be reduced by the amount of such reduction for the purpose of determining Tenants share of increased Operating Expenses.

        6.2.1.2    Adjustment When Landlord Does Not Furnish a Service to All Tenants.    If, during any part of any Expense Year (including the Base Year), Landlord is not furnishing a particular service or work (the cost of which, if furnished by Landlord, would be included in Operating Expenses) to a tenant (other than Tenant) that has undertaken to perform such service or work in lieu of receiving it from Landlord, Operating Expenses for that Expense Year shall be considered to be increased by an amount equal to the additional Operating Expenses that Landlord would reasonably have incurred during this period if Landlord had furnished such service or work. Adjustments to the Base Year Operating Expenses and Operating Expenses for subsequent Expense Years shall be made on a consistent basis.

        6.2.2    Exclusions From Operating Expenses.    Notwithstanding the foregoing, Operating Expenses shall not include:

  (a)
  Interest, amortization, depreciation, attorney fees, costs of environmental investigations or reports, points, fees, bad debt expenses and other lender costs and closing costs on any mortgage or mortgages, ground lease payments, or other debt instrument encumbering the Building.

  (b)
  Legal fees incurred in negotiating and enforcing tenant leases.

  (c)
  Real estate brokers' leasing commissions, space-planning costs, attorney fees and costs, disbursements, and other expense incurred in connection with leasing, other negotiations, or disputes with tenants, occupants, prospective tenants, or other prospective occupants of the Building.

  (e)
  The cost of providing any service directly to and paid directly by any tenant.

  (f)
  Any costs expressly excluded from Operating Expenses elsewhere in this Lease.

  (g)
  Costs of any items for which Landlord receives reimbursement from insurance proceeds or a third party. Insurance proceeds shall be excluded from Operating Expenses in the year in which they are received, except that any commercially reasonable deductible amount under any insurance policy shall be included within Operating Expenses.

  (h)
  Costs, fees and compensation paid to Landlord, or to Landlord's subsidiaries or affiliates, for services in or to the Building to the extent that they exceed the charges for comparable services rendered by an unaffiliated third party of comparable skill, competence, stature and reputation.

  (i)
  Costs associated with:

  (1)
  Operation of the business of the ownership of the Building or entity that constitutes Landlord or Landlord's property manager, as distinguished from the cost of Building operations, including the costs of partnership or corporate accounting and legal matters; defending or prosecuting any lawsuit with any mortgagee, lender, ground lessor, broker, tenant, occupant or prospective tenant or occupant; selling or syndicating any of Landlord's interest in the Building; and disputes between Landlord and Landlord's property manager;

  (2)
  Landlord's general corporate or partnership overhead and general administrative expenses, including the salaries of management personnel who are not directly related to the Building and primarily engaged in the operation, maintenance, and repair of the Building, except to the extent that those costs and expenses are included in the management fees;

  (j)
  Costs incurred (including permit, license, and inspection fees but excluding utilities) or cash consideration paid in renovating or otherwise improving, decorating, painting or redecorating space for tenants, prospective tenants, or other occupants or in renovating or redecorating vacant space available for those tenants, prospective tenants, or other occupants. This exclusion does not apply to remove from Operating Expenses the costs of ordinary maintenance supplied to the tenants of the Building or the costs for renovating or otherwise improving, decorating, painting or redecorating the common areas of the Building;

  (k)
  Costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Building;

  (l)
  Operating Expenses shall, in no event, include salaries and/or benefits attributable to personnel above the level of Building manager;

  (m)
  Rent for any office space occupied by Building management personnel to the extent the size or rental rate for such office space exceeds the size or fair market rental value of office space occupied by management personnel of Comparable Buildings in the vicinity of the Building;

  (n)
  Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

  (o)
  Services provided, taxes attributable to, and costs incurred in connection with the operation of any retail, restaurant and garage operations for the Building, and any replacement garages or parking facilities and any shuttle services;

  (p)
  Costs incurred in connection with upgrading the Building to comply with laws, rules, regulations and codes in effect prior to the Term Commencement Date;

  (q)
  Costs arising from the gross negligence or willful misconduct of Landlord, its agents, employees, licensees, vendors and contractors;

  (r)
  Costs arising from Landlord's charitable or political contributions;

  (s)
  Costs arising from latent defects or repair thereof;

  (t)
  Costs for sculpture, paintings or other objects of art; or

  (u)
  Expenses in connection with services or benefits which are not offered to Tenant or for which Tenant is charged for directly.

        6.3    Tax Expenses.    "Tax Expenses" means all federal, state or local government or municipal taxes, fees, charges or other impositions of every kind (whether general, special, ordinary or extraordinary) that are paid or incurred by Landlord during any Expense Year (without regard to any different fiscal year used by any government or municipal authority) because of or in connection with the ownership, leasing and operation of the Real Property. These expenses include taxes, fees and charges such as real property taxes, currently due installments of general and special assessments, transit taxes, leasehold taxes and taxes based on the receipt of gross rent (including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant); personal property taxes imposed on the fixtures, machinery, equipment, apparatus, systems and equipment; appurtenances; furniture; and other personal property used in connection with the Building. General or special assessments not specifically chargeable to Tenant as the result of Tenant's occupancy, use, requirements, action or inaction shall be paid by Landlord in the maximum number of installments permitted by law and included as a Tax Expense in the year in which the installment is actually paid.

        6.3.1    Adjustment of Taxes.    For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Real Property, the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes. Landlord specifically agrees that the gross-receipts component of Tax Expenses for the Base Year and each subsequent year shall be calculated as if the Building were one hundred percent (100%) occupied with rent-paying tenants. Accordingly, during the portion of any Expense Year occurring after the Base Year, Tax Expenses shall be considered to be increased appropriately.

        6.3.2    Included Tax Expenses.    Tax Expenses shall include:

  (a)
  Any assessment, tax, fee, levy or charge in addition to, or in partial or total substitution of, any assessment, tax, fee, levy or charge previously included within the definition of "real property tax"; any government or private assessments (or the Building's contribution toward a government or private cost-sharing agreement) for the purpose of augmenting or improving the quality of services and amenities normally provided by government agencies. Tenant and Landlord intend that all new and increased assessments, taxes, fees, levies and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of "Tax Expenses" for purposes of this Lease.

  (b)
  Any assessment, tax, fee, levy or charge allocable to, or measured by, the area of the Premises or the rent payable under this Lease, including any gross income tax with respect to the receipt of that rent, or on or relating to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Premises.

  (c)
  Any assessment, tax, fee, levy or charge on this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

  (d)
  Any possessory taxes charged or levied in place of real property taxes.

        6.3.3    Contest Costs; Refunds.    Any expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year in which those expenses are paid. Tax refunds shall be deducted from Tax Expenses in the Expense Year in which they are received by Landlord.

        6.3.4    Excluded Taxes.    Despite any other provision of Section 6.3, the following shall be excluded from Tax Expenses:

  (a)
  All excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes applied or measured by Landlord's general or net income (as opposed to gross rents, receipts, or income attributable to operations at the Building);

  (b)
  Any items included as Operating Expenses;

  (c)
  Any items paid by Tenant under Section 6.6; and

  (d)
  Assessment, charges, taxes, rents, fees, rates, levies, excises, license fees, permit fees, inspection fees or other authorization fees or charges to the extent allocable to or caused by the development or installation on- or off-site improvements or utilities (including, without limitation, street and intersection improvements, roads, rights-of-way, lighting and signalization) necessary for the initial development or construction of the Building, or any post, present or future system development reimbursement schedule or sinking fund related to any of the foregoing.

        Section 6.4    Calculation and Payment of Additional Rent.    Tenant's Share of any Direct Expenses for any Expense Year shall be calculated and paid as follows:

        6.4.1    Calculation of Excess.    If Tenant's Share of Direct Expenses for any Expense Year ending or beginning within the Lease Term exceeds Tenant's Share of the amount of Direct Expenses applicable to the Base Year, Tenant shall pay as Additional Rent to Landlord an amount equal to that excess, in the manner stated in subsection 6.4.2.

        6.4.2    Statement of Actual Direct Expenses and Payment by Tenant.    Landlord shall deliver to Tenant on or before the first day of April following the end of each Expense Year a statement setting forth the Direct Expenses incurred or accrued for that preceding Expense Year and indicating the amount, if any, of any excess over Direct Expenses applicable to the Base Year. On receipt of the statement for each Expense Year ending during the Lease Term for which such an excess exists, Tenant shall pay, within thirty (30) days, the full amount of such excess, less the amounts (if any) paid during that Expense Year as Estimated Excess (as defined in subsection 6.4.3). Landlord's failure to furnish the statement for any Expense Year in a timely manner shall not prejudice Landlord from enforcing its rights under this Article 6. Even if the Lease Term has expired and Tenant has vacated the Premises, if an excess exists when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, Tenant shall within thirty (30) days pay to Landlord the amount calculated under subsection 6.4.1. The provisions of this subsection 6.4.2 shall survive the expiration or earlier termination of the Lease Term.

        6.4.3    Statement of Estimated Direct Expenses.    Landlord shall give Tenant a yearly expense estimate statement (Estimate Statement) stating:

  (a)
  Landlord's reasonable estimate (Estimate) of the total amount of Direct Expenses for the then-current Expense Year; and

  (b)
  The estimated excess (Estimated Excess).

The Estimated Excess shall be calculated by comparing estimated Direct Expenses (which shall be based on the Estimate) to the amount of Direct Expenses applicable to the Base Year. Landlord's failure to furnish the Estimate Statement for any Expense Year in a timely manner shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 6. If an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of that Estimated Excess for the then-current Expense Year (reduced by any amounts paid as provided in the last sentence of this subsection 6.4.3). The numerator of that fraction shall be the number of months that have elapsed in that current Expense Year (including the month of the payment), and the denominator shall be twelve (12). Until a new Estimate Statement is furnished, Tenant shall pay monthly, along with the monthly Base Rent installments, an amount equal to one-twelfth of the total Estimated Excess stated in the previous Estimate Statement delivered by Landlord to Tenant.

        6.4.4    Refund of Overpayment of Excess.    If the statement shows that the excess for any Expense Year ending or beginning within the Lease Term is less than the Estimated Excess actually paid by Tenant for that Expense Year, Landlord shall credit Tenant's next payment(s) of Estimated Excess with the amount by which Tenant's payments of Estimated Excess exceed the actual excess due for that Expense Year (or if the excess is greater than Tenant's remaining payments of Estimated Excess, Landlord shall pay the difference to Tenant within thirty [30] days). If that statement is provided to Tenant after the end of the Lease Term, Landlord shall include with the statement a refund of the amount by which Tenant's payments of Estimated Excess exceed the actual excess due for that Expense Year.

        Section 6.5    Allocation of Direct Expenses.    Despite any other provision of this Article 6, in the calculation of Direct Expenses for the Base Year:

  (a)
  Direct Expenses shall not include any increase in Tax Expenses attributable to (i) special assessments, charges, costs or fees; or (ii) modifications or changes in government laws or regulations; and

  (b)
  Operating Expenses shall exclude (i) market-wide labor-rate increases arising from extraordinary circumstances (such as boycotts and strikes) and (ii) utility rate increases arising from extraordinary circumstances (such as conservation surcharges, boycotts, embargoes, or other shortages).

        Section 6.6    Taxes and Other Charges for Which Tenant Is Directly Responsible.    Tenant shall reimburse Landlord, on demand, as Additional Rent, for any taxes required to be paid by Landlord that are not already included in Tax Expenses, excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, regardless of whether such taxes are now customary or within the contemplation of the parties to this Lease, when those taxes are:

  (a)
  Measured by or reasonably attributable to:

  (1)
  The cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises; or

  (2)
  The cost or value of any leasehold improvements made in or to the Premises by or for Tenant (to the extent that the cost or value of those leasehold improvements exceeds the cost or value of a building-standard build-out, as reasonably determined by Landlord, regardless of whether title to those improvements is vested in Tenant or Landlord);

  (b)
  Assessed on any document to which Tenant is a party that transfers Tenant's interest in the Premises.

        Section 6.7    Landlord's Books and Records; Tenant's Audit Rights.    Tenant and its authorized representatives may, on no less than thirty (30) days prior written notice, examine, inspect and audit the records of Landlord regarding each statement prepared by Landlord pursuant to Section 6.4.2. The audit of Direct Expenses for any calendar year must be begun within one hundred eighty (180) days after Tenant's receipt of the statement for that year, or the right to audit Direct Expenses for that year shall be deemed waived and the statement shall be considered as final and accepted by Tenant. Tenant's rights under this Section may be exercised only if Tenant is not in default under this Lease. In no event shall this Section be deemed to allow inspection and audit of Landlord's records by any subtenant of Tenant.

        Such an audit shall be performed during regular business hours at Landlord's offices by a reputable, independent, regionally or nationally recognized certified public accounting firm whose primary business must be certified public accounting. There shall be no more than one audit of Direct

Expenses for any twelve (12) month period. Tenant agrees diligently to pursue and complete any audit begun by Tenant, and Landlord agrees it shall not unreasonably interfere with the execution of Tenant's audit rights. Except as otherwise provided herein, Tenant shall bear all fees and costs of the audit. Pending resolution of any disputes over Direct Expenses, Tenant shall pay to Landlord any Additional Rent alleged to be due from Tenant as reflected on Landlord's statement or any invoice issued on the basis of Landlord's statement. If such audit reveals that Tenant's Share of the Direct Expenses has been overstated, then Landlord shall immediately refund the overpayment to Tenant. If overstated by more than four percent (4%), Landlord shall promptly, upon demand, reimburse Tenant for the reasonable costs of such audit except if such overstatement is the result of good-faith clerical errors or errors in computation. Tenant shall keep any information gained from the inspection of Landlord's records confidential and shall not disclose same to any other party except as required by law.

        Tenant agrees that the provisions of this Section shall be the sole method to be used by Tenant to dispute or contest any Direct Expenses payable by Tenant and Tenant hereby waives any other rights at law or in equity regarding same.

ARTICLE 7
SECURITY DEPOSIT

        Section 7.1    Delivery of Letter of Credit.    Concurrently with Tenant's execution of this Lease, Tenant shall deliver to Landlord, and cause to be in effect during the Least Term, an irrevocable Letter of Credit in the amount stated in Section 1.5. The Letter of Credit shall be in form and content acceptable to Landlord and shall be issued by a bank (the "Bank") selected by Tenant and reasonably acceptable to Landlord. The Letter of Credit shall, by its terms, permit a transfer or assignment to Landlord's mortgagee or transferee pursuant to the terms of Section 7.5 The Bank shall be a bank that accepts deposits, maintains accounts and has an office in the Boston metropolitan area that will negotiate a Letter of Credit, and deposits of which are insured by the Federal Deposit Insurance Corporation. Tenant shall pay all expenses, points or fees incurred by Tenant in securing and maintaining the Letter of Credit. If the term of the Letter of Credit will expire prior to expiration of the Lease Term, Tenant shall deliver to Landlord, at least forty-five (45) days prior to the expiration date, a renewal of the Letter of Credit for a term not less than one year or a replacement Letter of Credit which satisfies the conditions of Section 7.2.

        Section 7.2    Replacement Letter of Credit.    Tenant may, from time to time, replace any existing Letter of Credit with a new Letter of Credit if the new Letter of Credit:

  (a)
  becomes effective at least thirty (30) days before expiration of the Letter of Credit that it replaces;

  (b)
  is in the amount required by Section 1.5 and as the same may be reducted pursuant to Section 7.8;

  (c)
  is issued by a bank reasonably acceptable to Landlord;

  (d)
  is for a term not less than one year; and

  (e)
  otherwise complies with the requirements of this Article 7.

Upon delivery of the new Letter of Credit to Landlord, Landlord shall immediately return the existing Letter of Credit to Tenant. Landlord shall not draw upon the existing Letter of Credit after the new Letter of Credit is delivered to Landlord. Notwithstanding the foregoing, Landlord agrees that the form of Letter of Credit attached hereto as Exhibit G is acceptable to Landlord.

        Section 7.3    Landlord's Right to Draw on Letter of Credit.    Landlord shall hold the Letter of Credit as security for the performance of Tenant's obligations under this Lease. If Tenant defaults under any provision of this Lease and fails to cure such default after any required notice and prior to the expiration of any applicable cure period, Landlord or Landlord's mortgagee or assignee may, without prejudice to any other remedy it has, draw all or any portion of the Letter of Credit and apply the proceeds to:

  (a)
  any Rent or other sum in default;

  (b)
  any amount that Landlord may spend or become obligated to spend in exercising Landlord's rights under Article 23; or

  (c)
  any expense, loss or damage that Landlord may suffer because of Tenant's default.

If Tenant fails to renew or replace the Letter of Credit at least forty-five (45) days before its expiration, Landlord may, without prejudice to any other remedy it has, draw on all or the Letter of Credit. Landlord may draw upon the Letter of Credit by notice to the Bank that (i) Tenant has defaulted under the Lease and that any applicable cure period has expired, or (ii) that Tenant has failed to renew or replace the Letter of Credit within the time periods set forth in the Lease. Landlord's notice shall contain the amount which Landlord is drawing under the Letter of Credit. No further documentation shall be required and the Bank shall be entitled to rely on Landlord's notice.

        Section 7.4    Letter of Credit Security Deposit.    Any portion of the Letter of Credit that is drawn on by Landlord but not immediately applied by Landlord shall be held by Landlord as a security deposit (the "Security Deposit") which may be applied from time to time by Landlord for the purposes described in Sections 7.3(a), (b) and (c).

        Section 7.5    Landlord's Transfer of Letter of Credit.    If Landlord transfers or mortgages its interest in the Premises, Landlord shall transfer or assign the Letter of Credit or any Security Deposit held pursuant to Section 7.4 to Landlord's mortgagee or transferee and thereupon be relieved of further responsibility with respect to the Letter of Credit or Security Deposit so long as the transferee agrees in writing to hold the Letter of Credit or Security Deposit under the provisions of this Article 7.

        Section 7.6    Assignment or Encumbrance of Letter of Credit.    Tenant may not assign, mortgage or encumber the Letter of Credit or Security Deposit without the consent of Landlord. Any attempt to do so shall be void and shall not be binding upon Landlord.

        Section 7.7    Restoration of Letter of Credit and Security Deposit.    If Landlord draws on any portion of the Letter of Credit, Tenant shall, within twenty (20) business days after demand by Landlord, either (a) deposit cash with Landlord in an amount that, when added to the amount remaining under the Letter of Credit and the amount of Security Deposit, shall equal the amount required to be deposited under Section 1.5, or (b) deliver written documentation reasonably satisfactory to Landlord and its mortgagee or transferee executed by the Bank confirming that the Letter of Credit has been reinstated to the amount required under Section 1.5 and this Article 7.

        If Landlord applies any portion of the Security Deposit, Tenant shall, within twenty (20) business days after demand by Landlord, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the amount required under Section 1.5 Any cash deposited by Tenant shall be held by Landlord as Security Deposit, which may be applied by Landlord for the purposes described in Section 7.3(a), (b) and (c) of this Article 7.

        Section 7.8    Reduction in Letter of Credit Amount.    If Tenant is not in default under this Lease, the amount of the Letter of Credit required pursuant to Section 1.5 and this Article 7 shall be reduced commencing with the first day of the forty-third month of the Lease Term to Five Hundred Thousand Dollars ($500,000).

        Section 7.9    Interest on Security Deposit.    Tenant is not entitled to any interest on the Security Deposit.

        Section 7.10    Return of Security Deposit.    The Letter of Credit and the unused portion of the Security Deposit, if any, shall be returned to Tenant, or the last assignee of Tenant's interest under the Lease, within sixty (60) days following the expiration or termination of the Lease Term so long as Tenant is not then in default of its lease obligations.

ARTICLE 8
USE

        Section 8.1    Permitted Use.    Tenant shall use the Premises solely for the "Permitted Use," as defined in Section 1.6 and for no other purpose or purposes. Landlord represents and warrants to Tenant that the office use is not prohibited under applicable zoning ordinances and land use regulations.

        Section 8.2    Rules and Regulations.    Tenant shall comply with the rules attached to this Lease as Exhibit D and any reasonable amendments or additions promulgated by Landlord from time to time with respect to the safety, care, and cleanliness of the Premises, Building, and Real Property or for the preservation of good order as long as:

  (a)
  The Rules and Regulations do not require Tenant to pay any Rent in addition to that required hereunder;

  (b)
  No amendment or addition to the Rules and Regulations is binding on Tenant until the tenth business day after Tenant receives written notice of the change, and no amendment or addition applies retroactively;

  (c)
  The Rules and Regulations do not take precedence over the specific terms and conditions of this Lease.

Landlord shall act reasonably, in good faith, and in a nondiscriminatory manner in enforcing the Rules and Regulations. Provided Landlord does so, Landlord shall not be responsible to Tenant for the failure of any other tenants or occupants of the Building to comply with the Rules and Regulations.

        Section 8.3    Additional Restrictions on Use.    In addition to complying with other provisions of this Lease concerning the use of the Premises:

  (a)
  Tenant shall not permit the occupancy of the Premises at any time during the Lease Term to exceed one person (including visitors) per one hundred fifty (150) Usable Square Feet of space in the Premises;

  (b)
  Tenant shall not use or knowingly allow any person to use the Premises for any purpose that is contrary to the Rules and Regulations, that violates any Laws and Orders, that constitutes waste or nuisance, or that would unreasonably annoy other occupants of the Building or the owners or occupants of buildings adjacent to the Building; and

  (c)
  Tenant shall not use or knowingly allow any person to use the Premises for any purpose that violates any recorded covenants, conditions, and restrictions that now or later affect the Real Property of which Landlord has notified Tenant. Landlord shall not modify, amend or enter into any covenants, conditions or restrictions that contravene the provisions of this Lease or that otherwise adversely affect Tenant's use of the Premises or the conduct of its business on the Premises. Landlord represents and warrants that there are no covenants, conditions or restrictions that prohibit the Permitted Use or that otherwise adversely and materially affect Tenant's use and occupancy of the Premises.

  (d)
  Tenant shall not use or knowingly allow any person to use the Premises in any way inconsistent with the maintenance of the Building as a first-class office building in the quality of its upkeep, use and occupancy.

ARTICLE 9
COMPLIANCE WITH LAWS

        Section 9.1    Definition of "Laws and Orders".    The term "Laws and Orders", as used herein, includes all federal, state, county, city or government agency laws, statutes, ordinances, standards, rules, requirements or orders now in force or hereafter enacted, promulgated, or issued. The term also includes government measures regulating or enforcing public access, occupational, health or safety standards for employers, employees, landlords or tenants.

        Section 9.2    Repairs, Replacements, Alterations, and Improvements.    Tenant shall continuously and without exception repair and maintain the Premises, including Tenant Improvements, Alterations, fixtures, and furnishings, in an order and condition in compliance with all Laws and Orders. Tenant, at Tenant's sole expense, shall promptly make all repairs, replacements, alterations, or improvements needed to comply with all Laws and Orders to the extent that the Laws and Orders relate to or are triggered by (a) Tenant's particular manner of use of the Premises (as opposed to general office use), (b) the Tenant Improvements located in the Premises, or (c) any Alterations located in the Premises.

        Landlord, at Landlord's sole expense, shall promptly make all repairs, replacements, alterations, or improvements needed to comply with all Laws and Orders to the extent that the Laws and Orders relate to the Base Building and exterior public and common areas located on the Real Property. If, however, such compliance work on the Base Building is triggered by either Tenant Improvements or Alterations in and to the Premises, Tenant shall bear all expense of such work on the Base Building.

        Section 9.3    Collateral Estoppel.    The final, unappealable judgment of any court of competent jurisdiction, or the admission of Tenant in any judicial or administrative action or proceeding that Tenant has violated any Laws and Orders shall be conclusive, between Landlord and Tenant, of that fact, whether or not Landlord is a party to that action or proceeding.

ARTICLE 10
HAZARDOUS MATERIAL

        Section 10.1    Use of Hazardous Material.    Tenant shall not cause or permit any Hazardous Material, as defined in Section 10.5, to be generated, brought onto, used, stored or disposed of in or about the Premises or the Real Property by Tenant or its agents, employees, contractors, subtenants or invitees, except for limited quantities of standard office and janitorial supplies containing chemicals categorized as Hazardous Material. Tenant shall:

  (a)
  Use, store, and dispose of all such Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment, including those identified in Section 10.5; and

  (b)
  Comply at all times during the Lease Term with all environmental laws.

        Section 10.2    Warranties; Notice of Release or Investigation.    Landlord warrants and represents to Tenant that, to the best of Landlord's actual knowledge, as of the effective date of the Lease:

  (a)
  There has been no release onto or under the Premises or the Real Property of any Hazardous Material in violation of any environmental law;

  (b)
  The Building contains no polychlorinated biphenyls (PCBs), PCB-contaminated electrical equipment, or asbestos-containing materials; and

  (c)
  Landlord has received no notice that the Premises or the Real Property is in violation of any environmental law.

If, during the Lease Term (including any extensions), either Landlord or Tenant becomes aware of (a) any actual or threatened release of any Hazardous Material on, under, or about the Premises or the Real Property or (b) any inquiry, investigation, proceeding, or claim by any government agency or other person regarding the presence of Hazardous Material on, under, or about the Premises or the Real Property, that party shall give the other party written notice of the release or investigation within five (5) days after learning of it and shall simultaneously furnish to the other party copies of any claims, notices of violation, reports, or other writings received by the party providing notice that concern the release or investigation.

        Section 10.3    Indemnification.    Landlord and Tenant shall, at that party's sole expense and with counsel reasonably acceptable to the other party, indemnify, defend and hold harmless the other party and the other party's shareholders, directors, officers, employees, partners, affiliates, agents and successors with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Premises or the Building, or the violation of any environmental law, by that party or that party's agents, assignees, sublessees, contractors or invitees. This indemnification includes all losses, costs of characterization, costs of removal, remedial actions, repairs, liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages), and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation. This indemnification shall survive the expiration or termination of this Lease.

        Section 10.4    Remediation Obligations.    If the presence of any Hazardous Material brought onto the Premises or the Real Property by Tenant or Tenant's employees, agents, contractors, or invitees results in contamination thereof or poses a realistic threat of liability, Tenant shall promptly take all necessary actions to remove or remediate such Hazardous Materials, whether or not they are present at concentrations exceeding state or federal maximum concentration or action levels, or any governmental agency has issued a cleanup order, at Tenant's sole expense, to return the Premises or the Real Property to the condition that existed before the introduction of such Hazardous Material. Tenant shall first obtain Landlord's approval of the proposed removal or remedial action. This provision does not limit the indemnification obligation set forth in Section 10.3.

        Section 10.5    Definition of "Hazardous Material".    As used in this Article 10, the term "Hazardous Material" shall mean any hazardous or toxic substance, material, or waste at any concentration that is or becomes regulated by the United States, the Commonwealth of Massachusetts, or any local government authority having jurisdiction over the Building. Hazardous Material includes, without limitation:

  (a)
  Any "hazardous substance", as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675);

  (b)
  "Hazardous waste", as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code sections 6901-6992k);

  (c)
  Any pollutant, contaminant, or hazardous, dangerous or toxic chemical, material or substance, within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance or material, now or hereafter in effect);

  (d)
  Petroleum products;

  (e)
  Radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4;

  (f)
  Asbestos in any form or condition; and

  (g)
  PCBs and substances or compounds containing PCBs.

ARTICLE 11
UTILITIES AND SERVICES

        Section 11.1    Standard Tenant Utilities and Services.    Subject to applicable government rules, regulations, and guidelines and the rules or actions of the public utility furnishing the service, Landlord shall provide the following utilities and services on all days during the Lease Term, unless otherwise stated in the Lease:

        11.1.1    Heating and Air-Conditioning.    Landlord shall provide medium pressure, conditioned air (with morning warm up, when necessary, and night setback) for use in the Premises, on Mondays through Fridays from 8:00 a.m. through 6:00 p.m. and on Saturday from 8:00 a.m. to 12:00 noon (Building Hours) or such shorter periods as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, and except for the dates of observation of locally or nationally recognized holidays (Holidays). Electrical power for the operation of VAV and fan powered terminal boxes with electric heating coils situated in or exclusively serving the Premises shall be on Tenant's meter. Landlord shall also provide heating and air-conditioning for normal comfort in the common areas located in the Building including stairways, restrooms, and lobbies.

        11.1.2    Electricity.    Landlord shall provide electricity for the common areas located in the Building including stairways, restrooms and lobbies and for the operation of the Building Systems (as defined in Section 12.2[d]). Electricity for the Premises (for lighting, equipment operation, operation of VAV and fan-powered terminal boxes with electric heating coils, and other Tenant use) shall be separately metered. Tenant shall, at its sole cost, arrange for installation of the meter to service the Premises with the electric service provider providing electricity to the Building. Such meter shall be located in the ground floor electrical room. Any meter or security deposit shall be the responsibility of Tenant. Tenant shall pay to the electric service provider the entire cost of electricity consumed in the Premises on or before the date that the same shall be due and payable. Landlord retains the right to designate the electric service provider supplying electricity to the Building and the Premises. The connected electrical load for the Premises shall not exceed eleven (11) watt per Usable Square Foot of the Premises.

        11.1.3    Water.    Landlord shall provide water for drinking, lavatory and toilet purposes in the common areas located in the Building.

        11.1.4    Janitorial Services.    Landlord shall provide janitorial services in and about the Premises and the restrooms in the common areas serving the Premises on Mondays through Fridays, except on Holidays in accordance with the specifications attached to this Lease as Exhibit E. Landlord shall not be required to provide janitorial services to improvements installed in the Premises which exceed the Specifications for Building standard components as described Schedulel to the Tenant Work Letter such as metallic trim, wood floor covering, glass panels, interior windows, kitchens, executive workrooms and shower facilities.

        11.1.5    Passenger Elevator Service.    Landlord shall provide nonexclusive automatic passenger elevator service, with all elevators in service (subject to normal maintenance and repair) during Building Hours and at least one elevator in service during non-Building Hours.

        11.1.6    Security Services.    Landlord shall provide a card key access for the Building. Any other security systems or devices deemed necessary by Tenant may be installed by Tenant at it's sole cost and expense.

        11.1.7    Parking.    Landlord shall provide and maintain throughout the Lease Term two hundred twenty-five (225) automobile parking spaces upon the Real Estate which shall be available to Tenant, its employees and business invitees as well as to other tenants of the Building and their employees and business invitees. If, for any reason, Landlord fails to provide the number of automobile parking spaces provided for herein and such failure adversely affects Tenant's use of the Premises, such failure shall not be deemed to be a Default by Landlord so as to permit Tenant to terminate this Lease, but there shall be a fair and equitable abatement of Base Rent based upon the adverse affect on Tenant's business until Landlord shall provide substitute parking.

        Section 11.2    Overstandard Tenant Use.    Tenant shall not, without Landlord's prior written consent: (i) use heat-generating machines, machines other than normal office machines, or equipment; (ii) lighting other than set forth in the Standard Improvement Package; (iii) allow occupancy of the Premises by more than one person for each 150 square feet of Rentable Area; or (iv) make any other use of the Premises that may affect the temperature otherwise maintained by the heating, ventilating and air-conditioning system installed by Landlord to service the Building as described in Section 1.2.2 of the Tenant Work Letter. Landlord acknowledges that a portion of the Premises will be used as an electronics laboratory which will require the installation by Tenant of machines and/or equipment which may require the consent of Landlord pursuant to (i) of the preceding sentence. Landlord agrees that it shall not unreasonably withhold or delay such consent. Should Landlord consent to any such use, Landlord may make such modifications or additions to the Building systems or install such supplementary systems as Landlord, in its sole discretion, deems necessary as the result of such use. On billing by Landlord, Tenant shall pay the cost for such modifications additions and/or supplementary systems, including the cost of (a) installation, operation, and maintenance of equipment; (b) increased wear and tear on existing equipment; and (c) other similar charges. Any modifications or additions to the VAV and fan-powered terminal boxes located within the Premises required as the result of such use shall be done by Tenant at its sole cost and expense.

        Tenant's use of electricity shall never exceed the capacity of the feeders serving the Building and Premises or the risers or wiring installation. If Tenant wishes to use heat, ventilation, or air-conditioning during hours other than those for which Landlord is obligated to supply such utilities under Section 11.1, Tenant shall give Landlord such prior notice as Landlord shall from time to time establish as appropriate, and Landlord shall endeavor to supply such services to Tenant at an hourly cost to Tenant as shall be calculated to reimburse Landlord for the cost of supplying same without profit to Landlord. Amounts payable by Tenant to Landlord under this Section 11.2 for use of additional utilities shall be considered Additional Rent under this Lease and shall be billed on a monthly basis.

        Section 11.3    Interruption of Utilities.    Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent (except as provided in subsection 11.3.1 hereof) or otherwise, for failure to furnish or delay in furnishing any service or for diminution in the quality or quantity of any service when the failure, delay, or diminution is entirely or partially caused by:

  (a)
  Breakage, repairs, replacements, or improvements;

  (b)
  Strike, lockout, or other labor trouble;

  (c)
  Inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so;

  (d)
  Accident or casualty;

  (e)
  Act or default of Tenant or other parties; or

  (f)
  Any other cause beyond Landlord's reasonable control.

Such failure, delay or diminution shall not be considered to constitute an eviction or a disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease.

        Landlord shall not be liable under any circumstances for a loss of or injury to property or for injury to or interference with Tenant's business, including loss of profits through, in connection with, or incidental to a failure to furnish any of the utilities or services under this Article 11. Landlord may comply with mandatory or voluntary controls or guidelines promulgated by any government entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease as long as compliance with voluntary controls or guidelines does not materially and unreasonably interfere with Tenant's use of the Premises.

        11.3.1    Abatement of Rent.    If any essential services (such as HVAC or electricity) supplied by Landlord are interrupted and such interruption does not result from the negligence or willful misconduct of Tenant, its employees, invitees or agents, Tenant shall be entitled to an abatement of Base Rent beginning on the sixth consecutive business day of the interruption or when Tenant stops using the Premises because of the interruption, whichever is later. The abatement shall end when the services are restored.

        Section 11.4    Utility Providers.    Landlord may, in Landlord's sole and absolute discretion, at any time and from time to time, contract, or require Tenant to contract, for utility services (including generation, transmission, or delivery of the utility service) with a utility service provider(s) of Landlord's choosing. Tenant shall fully cooperate with Landlord and any utility service provider selected by Landlord. Tenant shall permit Landlord and the utility service provider to have reasonable access to the Premises and the utility equipment serving the Premises, including lines, feeders, risers, wiring, pipes and meters provided that reasonable efforts are used to minimize interference with Tenant's use and enjoyment of the Premises.

ARTICLE 12
REPAIRS AND MAINTENANCE

        Section 12.1    Tenant's Repair and Maintenance Obligations.    During the tern of this Lease Tenant shall, at Tenant's sole expense and in accordance with the terms of this Lease, inaintain, keep in good order, repair and condition (wear and tear excepted) and make all replacements to:

  (a)
  The nonstructural portions of the Premises (including all Tenant Improvements, Alterations, fixtures and furnishings).

  (b)
  The electrical, plumbing, fire/life safety, sanitary, data/communication, security and other mechanical systems that are located within or exclusively serve the Premises but excluding those systems which Landlord is to maintain as specifically provided in Section 12.2 (e).

  (c)
  Repairs or replacements to the Premises, the Building or the Real Property which would otherwise be Landlord's obligation under Section 12.2 required or necessitated as the result of: (i) Tenant's misuse, (ii) any act, or negligent omission of Tenant, its agents, employees, invitees, licensees or contractors, or (iii) defects, failures, deficiencies, errors or omissions in the design, or as the result of defective workmanship and materials pertaining to the heating, ventilating, and air conditioning system installed within the Premises by Tenant as a part of Tenant Improvements. Any repair, maintenance or replacement work which shall be the obligation of Tenant under this Section 12.1 (c) affecting the structural integrity of the Building, the Building Systems as defined in Section 12.2(d), the heating, ventilating, air conditioning and fire sprinkler systems within the Premises referred to in Section 12.2 (e), or the exterior appearance of the Building shall be performed only by a contractor designated by Landlord to perform the work.

If Tenant fails to maintain the Premises in accordance with the terms of this Section 12.1, or fails to make the required repairs or replacements thereto within thirty (30) days after receipt of written notice from Landlord of the need for such repairs or replacements (or fails to commence any repair or replacement obligation for which the reasonable completion time exceeds thirty (30) days, and to diligently prosecute this obligation to completion), Landlord may, but need not, perform such maintenance, repair or replacement obligation for and on behalf of Tenant. On receipt of an invoice from Landlord, Tenant shall pay Landlord's out-of-pocket costs incurred in connection with such maintenance, repairs and replacements plus ten percent (10%) of such costs, to be uniformly established for the Building, sufficient to reimburse Landlord for all overhead, general conditions, fees and other cost and expenses arising from Landlord's involvement with such maintenance, repairs and replacements.

The provisions of this Section 12.1 shall not apply in the event of damage or destruction by any Casualty or Condemnation in which event the obligations of Landlord and Tenant shall be as set forth in Articles 16 and 17.

        Section 12.2    Landlord's Repair and Maintenance Obligations.    Landlord shall, as a part of Operating Expenses (to the extent permitted by Article 6), maintain, keep in good order, repair and condition (wear and tear excepted) and make all required replacements to:

  (a)
  The roof and structural portions of the Building

  (b)
  Structural portions of the Premises

  (c)
  The exterior portions of the Building (including windows and doors) and Real Property

  (d)
  The heating, ventilating, air conditioning, electrical, plumbing, fire/life safety, sanitary, storm drainage, elevator, security and other mechanical systems that serve the entire Building but excluding those systems that are located within or exclusively serve the Premises or premises leased to others (the "Building Systems") except as specifically provided in Section 12.2 (e).

  (e)
  The heating, ventilating, air conditioning and fire sprinkler systems located within the Premises or premises leased to others with the exception on any supplementary systems which shall be governed by the provisions of Section 11.2.

  (f)
  All other common areas located in the Building, or in or on the Real Property, including without limitation stairways, restrooms, lobbies, janitorial closets and the parking facilities serving the Building

Repairs shall be made promptly when appropriate to keep the applicable portion of the Premises, Building, Real Property and other items which are the responsibility of Landlord hereunder in good order condition and repair. Landlord shall not be in default of its repair and maintenance obligations under this Section 12.2 if Landlord performs the repairs and maintenance within thirty (30) days following receipt of written notice from Tenant of the need therefor. If, due to the nature of the particular repair or maintenance obligation, more than thirty (30) days are reasonably required to complete it, Landlord shall not be in default under this Section 12.2 if Landlord begins work within such thirty (30) day period and thereafter diligently prosecutes such work to completion.

Notwithstanding the forgoing, Landlord shall not be required to make any repairs or replacements required or necessitated as the result of (i) Tenant's misuse, (ii) any act, or negligent omission of Tenant, its agents, employees, invitees, licensees or contractors, or (iii) defects, failures, deficiencies, errors or omissions in the design, or as the result of defective workmanship and materials pertaining to the heating, ventilating, and air conditioning system installed within the Premises by Tenant as a part of

Tenant Improvements. The provisions of this Section 12.2 shall not apply in the event of damage or destruction by any Casualty or Condemnation in which event the obligations of Landlord shall be as set forth in Articles 16 and 17.

Except as specifically provided in this Lease, no abatement of Rent and no liability of Landlord shall result for any injury to or interference with Tenant's business arising from the making of or failure to make any repairs, replacements required by this Section 12.2.

ARTICLE 13
ALTERATIONS AND ADDITIONS

        Section 13.1    Landlord's Consent to Alterations.    Tenant may not make any improvements, alterations, additions or changes to the Premises (including the installation of improvements exceeding those set forth in the Tenant Improvement Package and supplementary systems required as the result of Overstandard Tenant Use in Tenant's electronics laboratory) (Alterations) without first obtaining Landlord's prior written consent not to be unreasonably withheld or delayed. Tenant's request for such consent must be accompanied by detailed and complete plans and specifications for the proposed work. Tenant shall reimburse Landlord for the reasonable fees and costs of any architects, engineers, or other consultants retained by Landlord to review the proposed Alterations. As a condition of its consent to Alterations, Landlord may impose any requirements that Landlord reasonably considers necessary, including a requirement that Tenant provide Landlord with a surety bond, a letter of credit, or other financial assurance that the cost of the Alterations will be paid when due. The Alterations for which Landlord may reasonably withhold its consent include, without limitation, those that would or could:

  (a)
  Affect the structure of the Building or any portion of the Building other than the interior of the Premises;

  (b)
  Affect the Building Systems;

  (c)
  Result in Landlord's being required under Laws and Orders to perform any work that Landlord could otherwise avoid or defer ("Additional Required Work"), unless Tenant agrees in writing to pay for the entire cost of the design and construction of the Additional Required Work;

  (d)
  Result in a material increase in the demand for utilities or services that Landlord is required to provide, unless Tenant agrees to pay the additional cost;

  (e)
  Cause an increase in the premiums for hazard or liability insurance carried by Landlord unless Tenant agrees to pay the amount of the increase in premiums; or

  (f)
  Diminish or reduce the economic value of the Building below its value immediately before such Alterations.

Notwithstanding the foregoing, Tenant shall have the right, without Landlord's consent, to perform Alterations which (a) do not cost in excess of Ten Thousand Dollars ($10,000) and (b) do not fall within any of the categories described in paragraph (a) through (e) above.

        Section 13.2    Compliance of Alterations with Laws and Insurance Requirements.    Tenant shall cause all Alterations to comply with applicable Laws and Orders and applicable requirements of a fire-rating bureau or of Landlord's hazard insurance carrier. Before beginning construction of any Alteration, Tenant shall obtain a valid building permit and any other permits required by any government entity having jurisdiction over the Premises. Tenant shall provide copies of those permits to Landlord before the work begins. Tenant shall, at Tenant's sole expense, perform any Additional Required Work in the Premises or the Building, which shall be subject to the same requirements as any Alteration. If any Additional Required Work must be performed outside the Premises, Landlord may elect to perform that work at Tenant's expense. No consent by Landlord to any proposed work shall constitute a waiver of Tenant's obligations under this Section

        Section 13.3    Manner of Construction.    Tenant shall build Alterations entirely within the Premises and in conformance with Landlord's reasonable construction rules and regulations, using only contractors and subcontractors approved in writing by Landlord. Any alterations affecting the Building Systems, the structural integrity of the Building, the systems to be maintained by Landlord pursuant to Section 12.2, or the exterior appearance of the Building shall be performed only by a contractor designated by Landlord to perform the work. All work relating to any Alterations shall be done in a good and workmanlike manner, using new materials equivalent in quality to those used in the construction of the initial improvements to the Premises. All work shall be diligently prosecuted to completion. Tenant shall ensure that all work is performed in a manner that does not obstruct access to or through the Building or its common areas and that does not interfere either with other tenants' use of their premises or with any other work being undertaken in the Building. Tenant shall take all measures necessary to ensure that labor peace is maintained at all times. Within twenty (20) days after completion of any Alterations, Tenant shall deliver to Landlord (i) a reproducible copy of the record drawings of Alterations as built made on a 4 mil polyester-based permanent mylar or approved equal (or at Landlord's request, Auto CAD Disk File "As-Builts"), (ii) a statement setting forth in reasonable detail the cost of construction of the Alterations (but excluding signs, furniture, trade fixtures, office equipment and items of a like nature), (iii) a certificate of occupancy or completion (if necessary) and (iv) an assignment of the guaranty or guarantees received by Tenant pertaining to any portion of the Alterations which Landlord shall be required to maintain and/or repair pursuant to Section 12.2 hereof.

        Section 13.4    Payment for Alterations.    Tenant shall promptly pay all charges and costs incurred in connection with any Alteration, as and when required by the terms of any agreements with contractors, designers, or suppliers. On completion of any Alteration, Tenant shall deliver to Landlord evidence of full payment and unconditional final waivers of all liens for labor, services, or materials.

        Section 13.5    Construction Insurance.    Before construction begins, Tenant shall deliver to Landlord reasonable evidence that damage to, or destruction of, the Alterations during construction will be covered either by the policies that Tenant is required to carry under Article 15 or by a policy of builder's all-risk insurance in an amount approved by Landlord. If Landlord requires Tenant to provide builder's all-risk insurance for the proposed Alterations in an amount equal to the total cost of the improvements, Tenant shall, upon written request by Landlord, provide a copy of the policy, any endorsements, and an original certificate of insurance that complies with subsection 15.9.2. Tenant shall cause each contractor and subcontractor to maintain all workers' compensation insurance required by law and liability insurance (including property damage) with limits of coverage specified in Section 15.4. Tenant shall provide evidence of that insurance to Landlord before construction begins.

        Section 13.6    Ownership of Alterations.    All Alterations (but excluding signs, furniture, trade fixtures, office equipment and items of a like nature) that may be installed or placed in or about the Premises from time to time shall be and become the property of Landlord on installation. By written notice to Tenant at the time of approval of any Alterations, Landlord may require Tenant at Tenant's sole expense, to remove any such Alterations upon expiration of the Lease Term and to restore the Premises to their configuration and condition before the Alterations were made. If Tenant fails to complete that restoration before expiration of the Lease Term or, in the case of earlier termination, within fifteen (15) days after written notice from Landlord requesting the restoration, Landlord may do so and charge the cost of the restoration to Tenant.

        Section 13.7    Initial Improvements.    The construction of the initial improvements to the Premises (the "Tenant Improvements")shall be governed by the terms of the Tenant Work Letter, attached to this Lease as Exhibit C, and not the terms of this Article 13.

ARTICLE 14
COVENANT AGAINST LIENS

        Tenant shall not be the cause or object of any liens or allow such liens to exist, attach to, be placed on or encumber Landlord's or Tenant's interest in the Premises, Building or Real Property by operation of law or otherwise. Tenant shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Premises, Building or Real Property with respect to work or services performed or claimed to have been performed for Tenant or materials furnished or claimed to have been furnished to Tenant or the Premises. If any such lien attaches or Tenant receives notice of any such lien, Tenant shall cause the lien to be immediately released and removed of record or bonded on the earlier of twenty (20) days after Tenant receives notice of any such lien or twenty (20) days after Landlord delivers written notice of the lien to Tenant. Despite any other provision of this Lease, if the lien is not released and removed within thirty (30)days after Landlord delivers notice of the lien to Tenant, Landlord may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees) incurred by Landlord in connection with the lien shall be considered Additional Rent under this Lease and be immediately due and payable by Tenant.

ARTICLE 15
INDEMNIFICATION AND INSURANCE

        Section 15.1    Definition of "Tenant Parties" and "Landlord Parties".    For purposes of this Article 15, the term "Tenant Parties" refers singularly and collectively to Tenant and Tenant's officers, members, partners, agents, employees and independent contractors as well as to all persons and entities claiming through any of these persons or entities. The term "Landlord Parties" refers singularly and collectively to Landlord and the partners, venturers, trustees and ancillary trustees of Landlord and the respective officers, directors, shareholders, members, parents, subsidiaries, and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees and independent contractors of these persons or entities.

        Section 15.2 Indemnification.

        Section 15.2.1    Tenant's Indemnification of Landlord Parties.    To the fullest extent permitted by law, Tenant shall, at Tenant's sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend and hold harmless Landlord Parties from and against all claims, losses, costs, damage, expenses, liabilities, liens, actions, causes of action (whether in tort or contract, law or equity, or otherwise), charges, assessments, fines and penalties of any kind (including consultant and expert expenses, court costs and attorney fees actually incurred) arising out of or relating (directly or indirectly) the following:

  (a)
  The use or occupancy, or manner of use or occupancy, of the Premises or Building by Tenant Parties;

  (b)
  Any omission, fault, negligence or other misconduct of Tenant Parties or of any invitee, guest or licensee of Tenant in, on or about the Real Property;

  (c)
  Tenant's conducting of its business;

  (d)
  Any Alterations, activities, work or things done, omitted or permitted, by Tenant Parties in, at or about the Premises or Building, including the violation of or failure to comply with any applicable laws, statutes, ordinances, standards, rules, regulations, orders, decrees or judgments in existence on the Lease Commencement Date or enacted, promulgated or issued after the date of this Lease; and

  (e)
  Any breach or default in performance of any obligation on Tenant's part to be performed under this Lease, including obligations which survive expiration or earlier termination of this Lease.

        Section 15.2.3    Type of Injury or Loss.    This indemnification extends to and includes claims for:

  (a)
  Injury to any persons (including death at any time resulting from that injury); and

  (b)
  Loss of, injury or damage to or destruction of property (including all loss of use resulting from that loss, injury, damage or destruction).;

        Section 15.2.4    Indemnification: Landlord Parties Gross Negligence and Willful Misconduct.    Despite any other provision of this Lease, Tenant's indemnification shall not apply to any claim caused by or arising out of any omission, fault, negligence or other misconduct of Landlord Parties except for damage to the Tenant Improvements or Tenant's personal property, fixtures, furniture and equipment in the Premises to the extent that such damage is covered by insurance that Tenant is required to carry under this Lease (or would have been covered had Tenant carried the insurance required under this Lease).

        Section 15.2.5    Indemnification Independent of Insurance Obligations.    The indemnification provided in this Article 15 may not be construed or interpreted as in any way restricting, limiting, or modifying Tenant's insurance or other obligations under this Lease and is independent of Tenant's insurance and other obligations. Tenant's compliance with the insurance requirements and other obligations under this Lease shall not in any way restrict, limit, or modify Tenant's indemnification obligations under this Lease.

        Section 15.2.7    Landlord's Indemnification of Tenant.    Subject to the provisions of Section 15.10 hereof with respect to waiver of subrogation, Landlord shall indemnify and hold harmless Tenant Parties from and against:

  (a)
  All claims for damage to property outside the Premises to the extent that such claims are covered by insurance required to be maintained by Landlord under this Lease (or would have been covered had Landlord carried the insurance required under this Lease).

  (b)
  All claims resulting from any omission, fault, negligence or other misconduct of Landlord Parties in connection with Landlord Parties' activities in, on or about the Real Property or Building, except to the extent that such claim is for damage to the Tenant Improvements and Tenant's personal property, fixtures, furniture and equipment in the Premises and is covered by insurance that Tenant is required to obtain under this Lease (or would have been covered had Tenant carried the insurance required under this Lease).

        Section 15.2.8    Attorney Fees.    The prevailing party shall be entitled to recover its actual attorney fees and court costs incurred in enforcing the indemnification clauses set forth in this Section 15.2.

        Section 15.2.9    Survival of Indemnification.    The clauses of this Section 15.2 shall survive the expiration or earlier termination of this Lease until all claims involving any of the indemnified matters are fully, finally, and absolutely barred by the applicable statutes of limitations.

        Section 15.2.10    Duty To Defend.    Tenant's or Landlord's duty to defend as set forth herein is separate and independent of their obligation to indemnify. The duty to defend applies regardless of whether the issues of negligence, liability, fault, default, or other obligation have been determined.

        Section 15.3    Compliance with Insurer Requirements.    Tenant shall, at Tenant's sole expense, comply with all reasonable requirements, guidelines, rules, orders, regulations and similar mandates and directives pertaining to the use of the Premises and the Building, whether imposed by Tenant's insurers, Landlord's insurers, or the American Insurance Association (formerly the National Board of Fire Underwriters) or any similar body.. If Tenant's business operations, conduct, or use of the Premises or the Building cause any increase in the premium for any insurance policies carried by Landlord, Tenant shall, within ten (10) business days after receipt of written notice from Landlord, reimburse Landlord for the increase.

        Section 15.4    Tenant's Liability Coverage.    Tenant shall obtain and maintain Commercial General Liability insurance written on an "occurrence" policy form, covering bodily injury, property damage, personal injury, and advertising injury arising out of or relating (directly or indirectly) to Tenant's business operations, conduct, assumed liabilities, or use or occupancy of the Premises or the Building with a limit of not less than Two Million Dollars ($2,000,000) per occurrence and not less than Five Million Dollars ($5,000,000) in the annual aggregate.

        Tenant's liability coverage shall include all the coverages typically provided by the Broad Form Comprehensive General Liability Endorsement, including broad form property damage coverage (which shall include coverage for completed operations). Tenant's liability coverage shall further include premises-operations coverage, products-completed operations coverage, owners and contractors protective coverage (when reasonably required by Landlord), and the broadest available form of contractual liability coverage. It is the parties' intent that Tenant's contractual liability coverage provide coverage to the maximum extent possible of Tenant's indemnification obligations under this Lease.

        Section 15.4.1    Additional Insureds.    Landlord, the building management company and any lender of Landlord shall be named by endorsement as additional insureds under Tenant's Commercial General Liability policy. The additional insured endorsement must be on ISO Form CG 20 11 11 85 or an equivalent acceptable to Landlord, with such modifications as Landlord may require. Tenant's policies shall be further endorsed as needed to provide that the insurance afforded by those policies to the additional insureds is primary and that all insurance carried by Landlord is strictly excess and secondary and shall not contribute with Tenant's liability insurance. The coverage afforded to Landlord and any lender of Landlord must be at least as broad as that afforded to Tenant and may not contain any terms, conditions, exclusions or limitations applicable to Landlord or any lender of Landlord that do not apply to Tenant.

        Section 15.4.2    Concurrency of Primary, Excess and Umbrella Policies.    Tenant's liability insurance coverage may be provided by a combination of primary, excess and umbrella policies, but those policies must be absolutely concurrent in all respects regarding the coverage afforded by the policies. The coverage of any excess or umbrella policy must be at least as broad as the coverage of the primary policy. Tenant shall, at Tenant's sole expense, procure a "per location" endorsement or equivalent reasonably acceptable to Landlord so that the general aggregate and other limits apply separately and specifically to the Premises.

        Section 15.4.3    Construction of Tenant Improvements and Alterations.    Whenever Tenant shall undertake the construction of Tenant Improvements as defined in Exhibit C or any Alterations to the Premises, the coverage afforded pursuant to Section 15.4 must be extended to and include bodily injury, property damage and personal injury arising in connection with such construction.

        Section 15.5    Tenant's Workers' Compensation and Employer Liability Coverage.    Tenant shall procure and maintain workers' compensation insurance as required by law and employer's liability insurance with limits of no less than Five Hundred Thousand Dollars ($500,000) each accident, Five Hundred Thousand Dollars ($500,000) disease policy limit, and Five Hundred Thousand Dollars ($500,000) disease—each employee.

        Section 15.6    Tenant's Property Insurance.    Tenant shall procure and maintain property insurance coverage for all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property in, on, at or about the Premises and the Building, including property installed by, for, or at the expense of Tenant.

        Tenant's property insurance must fulfill the following requirements:

  (a)
  It must be written on the broadest available "all-risk" policy form or an equivalent form acceptable to Landlord;

  (b)
  It must include an agreed-amount endorsement for no less than one hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; and

  (d)
  The amounts of coverage must meet any coinsurance requirements of the policy or policies.

It is the parties' intent that Tenant shall structure its property insurance program so that no coinsurance penalty shall be imposed and there shall be no valuation shortfalls or disputes with any insurer or with Landlord. The property insurance coverage shall include vandalism and malicious mischief coverage and sprinkler leakage coverage.

        Section 15.7    Business Income and Extra Expense Coverage.    Tenant shall further procure and maintain business income (business interruption) insurance and extra expense coverage with coverage amounts that shall reimburse Tenant for all direct or indirect loss of income and charges and costs incurred arising out of all perils insured against by Tenant's property insurance coverage, including prevention of, or denial of use of or access to, all or part of the Premises or the Building, as a result of those perils. The business income and extra expense coverage shall provide coverage for no less than twelve (12) months of the loss of income, charges and costs contemplated under the Lease and shall be carried in amounts necessary to avoid any coinsurance penalty that could apply.

        Section 15.8    Other Tenant Insurance Coverage.    Tenant shall, at Tenant's sole expense, procure and maintain any other and further insurance coverages or obtain such increased limits of coverage that Landlord's mortgagee may reasonably require. Provided, however, that Tenant shall not be required to procure or maintain other or further coverages that are beyond those typically maintained in similar types of space in Comparable Buildings in the Boston area.

        Section 15.9    Form of Policies and Additional Requirements.

        Section 15.9.1    Insurance Independent of Indemnification.    The insurance requirements set forth in Section 15.4 through Section 15.8 are independent of Tenant's indemnification and other obligations under this Lease and shall not be construed or interpreted in any way to restrict, limit or modify Tenant's indemnification, and other obligations or to limit Tenant's liability under this Lease.

        Section 15.9.2    Form of Policies.    The insurance required of Tenant under this Article 15 must:

  (a)
  Name Landlord and any other party Landlord specifies, by endorsement, as an additional insured;

  (b)
  Be issued by an insurance company with a rating of no less than A-VIII in the current Best's Insurance Guide, or that is otherwise acceptable to Landlord, and admitted to engage in the business of issuing insurance in the Commonwealth of Massachusetts;

  (c)
  Be primary insurance for all claims under it and provide that any insurance carried by Landlord is strictly excess, secondary and non-contributing with any insurance carried by Tenant; and

  (d)
  Provide that insurance may not be canceled, non-renewed, or the subject of material change in coverage or available limits of coverage, except on thirty (30) days' prior written notice to Landlord and Landlord's lenders.

        Section 15.9.3    Certificate of Insurance.    Tenant shall deliver to Landlord at the time or times set forth in subsection 15.9.4, original certificates of insurance, executed by an authorized agent of the insurer or insurers, evidencing compliance with the insurance requirements set forth in this Article 15. The certificate(s) shall provide for no less than thirty (30) days' advance written notice to Landlord from the insurer or insurers of any cancellation, non-renewal, or material change in coverage or available limits of liability and shall confirm compliance with the liability insurance requirements in this Lease. Such certificates shall be on an Accord 27 Form or an equivalent acceptable to Landlord. If an Accord 27-S Form is used to evidence liability coverage, the "endeavor to" and "failure to mail such notice shall impose no obligation or liability of any kind upon the Company" and "This certificate is issued as a matter of information only and confers no rights upon the certificate holder" language and any similar language shall be stricken from the certificate.

        Section 15.9.4    Tenant's Delivery of Endorsements and Certificates.    Tenant shall deliver the endorsements to such policy or policies and certificates required by this Article 15, to Landlord:

  (a)
  On or before the earlier of the Lease Commencement Date or the date Tenant enters the Premises to perform work;

  (b)
  At least thirty (30) days before the expiration date of any policy; and

  (c)
  On renewal of any policy.

        Section 15.9.5    Deductibles and Self-Insured Retentions.    All deductibles and self-insured retentions under Tenant's policies are subject to Landlord's prior written approval, not to be unreasonably withheld.

        Section 15.10    Waiver of Subrogation.    Landlord and Tenant agree to cause the insurance companies issuing their respective property (first party) insurance to waive any subrogation rights that those companies may have against Tenant or Landlord, respectively, as long as the insurance is not invalidated by the waiver. If the waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant waive any right that either may have against the other on account of any loss or damage to their respective property to the extent that the loss or damage is insured under their respective insurance policies.

        Section 15.11    Exculpation.    To the fullest extent permitted by law, Tenant Parties hereby waive and knowingly and voluntarily assume the risk of any and all claims against Landlord Parties for loss or damage to property of any Tenant Party occasioned by theft, the acts or omission of any other occupant of the Building, by the breaking, bursting, stoppage or leaking of electric cables and wires, water, sewer gas or steam pipes, the construction of any private, public or quasi-public work or any like matter.

        Section 15.12    Landlord's Property Insurance.    Landlord shall, as a part of Operating Expenses, procure and maintain during the Lease Term "all-risk" coverage insurance against loss or damage to the Building (but excluding those items covered by insurance required to be maintained by Tenant under this Lease) from all-risk perils. Such coverage shall be at replacement cost, from such companies and upon such other terms and conditions and contain such endorsements as Landlord may from time to time reasonably determine. At Landlord's option, such insurance coverage may include, without limitation, the risks of earthquake, flood damage or other perils; business income (rental loss) and extra expense coverage; and loss payee endorsements in favor of the holders of any mortgages encumbering the interest of Landlord in the Building or the Real Property. Any coverage maintained by Landlord hereunder may be provided under a blanket policy or a separate policy therefor and may be subject to commercially reasonable deductibles. Despite the provisions of this Section, the coverage and amounts of insurance carried by Landlord in connection with the Building and the Real Property shall at minimum be comparable to the coverage and amounts of insurance that are carried by reasonable prudent landlords of Comparable Buildings. On inquiry by Tenant from time to time, Landlord shall inform Tenant of all such insurance carried by Landlord.

ARTICLE 16
DAMAGE AND DESTRUCTION

        Section 16.1    Repair of Damage by Landlord.    Tenant agrees to notify Landlord in writing promptly of any damage to the Premises resulting from fire, or any other identifiable event of a sudden, unexpected, or unusual nature (Casualty). If the Premises are damaged or any Building System serving the Premises is rendered inoperable by a Casualty or any common areas of the Building providing access to the Premises are so damaged to the extent that Tenant does not have reasonable access to the Premises and if neither Landlord nor Tenant has elected to terminate this Lease under Section 16.3 or 16.4, Landlord shall promptly and diligently restore the Premises (including all Tenant Improvements and Alterations but specifically excluding office furniture, trade fixtures, office equipment all other items of Tenant's property), the Building Systems and such common areas to substantially the same condition as existed before the Casualty, except for modifications required by building codes and other laws and except for any other modifications to the common areas considered desirable by Landlord. In making these modifications, Landlord shall not materially impair Tenant's access to the Premises. Landlord's obligation to restore is subject to reasonable delays for insurance adjustment and other matters beyond Landlord's reasonable control. If Tenant requests that Landlord modify the Tenant Improvements in connection with the rebuilding, Landlord may condition its consent to those modifications on:

  (a)
  Tenant's payment to Landlord before construction is begun of any sums in excess of the amount of insurance proceeds received by Landlord that are needed to complete the Tenant Improvements; and

  (b)
  Confirmation by Landlord's architect or contractor that the modifications will not increase the scope of work or the time necessary to complete the Tenant Improvements.

        Section 16.2    Landlord's Notice.    Landlord shall, within the later of (a) thirty (30) days after the date on which Landlord determines the full extent of the damage caused by the Casualty or (b) thirty (30) days after Landlord has determined the extent of the insurance proceeds available to effectuate repairs, provide written notice to Tenant indicating the anticipated period for repairing the Casualty. Such notice shall also state, if applicable, Landlord's election either to repair or to terminate the Lease under Section 16.3.

        Section 16.3    Landlord's Option to Terminate or Repair.    Landlord may elect either to terminate this Lease or to effectuate repairs if:

  (a)
  The estimated period for repairing the Casualty exceeds one hundred eighty (180) days from the date of the commencement of the repair;

  (b)
  The estimated repair cost exceeds the insurance proceeds, if any, available for such repair (not including the deductible, if any, on Landlord's property insurance), plus any amount that Tenant is obligated or elects to pay for such repair;

  (c)
  The estimated repair cost of the Premises or the Building, even though covered by insurance, exceeds fifty percent (50%) of the full replacement cost; or

  (d)
  The Building cannot be restored except in a substantially different structural or architectural form than existed before the Casualty.

        Section 16.4    Tenant's Option to Terminate.    If Landlord's indicates that the anticipated period for repairing the Casualty exceeds one hundred and eighty (180) days, Tenant may elect to terminate this Lease by providing written notice to Landlord within ten (10) days after receiving Landlord's notice. If Tenant does not elect to terminate within this ten (10) day period, Tenant shall be considered to have waived the aforesaid option to terminate. Tenant shall also have the right to terminate this Lease if the Casualty is not repaired within one hundred eighty (180) days from the date of the Casualty (subject to the provisions of Section 30.12) or if the Casualty occurs during the last twelve (12) months of the Term (as the same may have been extended).

        Section 16.5    Rent Abatement Due to Casualty.    Landlord and Tenant agree that, if the Casualty was not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees or invitees, Tenant shall be provided with a proportionate abatement of Rent based on the Rentable Square Footage of the Premises rendered unusable (due to physical damage to the Premises, the Building Systems or the unavailability of access to the Premises) and not used by Tenant,. That proportional abatement, if any, shall be provided during the period beginning on the later of (a) the date of the Casualty or (b) the date on which Tenant ceases to occupy the Premises and ending fifteen (15) days following the date of Substantial Completion of Landlord's restoration obligations as provided in this Article 16. Subject to Section 16.4, the Rent abatement provided in this Section 16.5 is Tenant's sole remedy due to the occurrence of the Casualty. Landlord shall not be liable to Tenant or any other person or entity for any direct, indirect, or consequential damage (including but not limited to lost profits of Tenant or loss of or interference with Tenant's business), whether or not caused by the negligence of Landlord or Landlord's employees, contractors, licensees, or invitees, due to, arising out of, or as a result of the Casualty (including but not limited to the termination of the Lease in connection with the Casualty). Tenant agrees to maintain business interruption insurance in amounts and with coverage no less than that required by subsection 15.7 to provide coverage regarding such matters.

        Section 16.6    Damage Near End of Term.    Despite any other provision of this Article 16, if the Premises or the Building is destroyed or damaged by a Casualty during the last twelve (12) months of the Lease Term (as the same may have been extended), Landlord and Tenant each shall have the option to terminate this Lease by giving written notice to the other of the exercise of that option within thirty (30) days after that damage or destruction.

        Section 16.7    Effective Date of Termination; Rent Apportionment.    If Landlord or Tenant elects to terminate this Lease under this Article 16 in connection with a Casualty, this termination shall be effective as of the date of the Casualty. Tenant shall pay Rent, properly apportioned up to the date of the Casualty. After the effective date of the termination, Landlord and Tenant shall be discharged of all future obligations under this Lease, except for those provisions that, by their terms, survive the expiration or earlier termination of the Lease.

ARTICLE 17
CONDEMNATION

        Section 17.1    Definition of "Condemnation".    As used in this Lease, the term "Condemnation" means a permanent taking through (a) the exercise of any government power (by legal proceedings or otherwise), by any public or quasi-public authority or by any other party having the right of eminent domain (Condemnor) or (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of exercise of eminent domain by a Condemnor or while legal proceedings for condemnation are pending.

        Section 17.2    Notice of Condemnation.    Landlord shall notify Tenant in writing of any Condemnation within thirty (30) days the filing of a complaint by Condemnor.

        Section 17.3    Termination of Lease.

        Section 17.3.1    Definition of "Termination Date".    The "Termination Date" shall be the earliest of:

  (a)
  The date on which Condemnor takes possession of the property that is subject to the Condemnation;

  (b)
  The date on which title to the property subject to the Condemnation is vested in Condemnor;

  (c)
  If Landlord elects to terminate pursuant to subsection 17.3.3 hereof, the date on which Landlord requires possession of the property in connection with the Condemnation, as specified in written notice delivered to Tenant no less than thirty (30) days before that date; or

  (d)
  If Tenant elects to terminate pursuant to subsection 17.3.4 hereof, thirty (30) days after Landlord's receipt of written notice of termination from Tenant.

        Section 17.3.2    Automatic Termination.    If the Premises are totally taken by Condemnation during the Lease Term, this Lease shall terminate as of the Termination Date.

        Section 17.3.3    Landlord's Right to Terminate.    Landlord shall have the option to terminate this Lease by providing thirty (30) days written notice to Tenant if:

  (a)
  Twenty percent (20%) or more of the Rentable Square Feet of the Building or the Premises is taken through Condemnation so long as Landlord terminates all other leases for space in the Building;

  (b)
  Any portion of the Building or Real Property necessary for Landlord to operate the Building efficiently or economically is taken through Condemnation; or

  (c)
  Any areas providing access to the Premises or Building are taken through Condemnation and such access is materially impaired.

        If Landlord does not elect to terminate under this subsection 17.3.3, Landlord shall, subject to subsection 17.3.4, be obligated to the extent of damages received by Landlord from the condemnor to restore, to the extent feasible, the Premises or access to the Premises, subject to Landlord's obtaining all necessary approvals, permits and authorizations relating to such work.

        Section 17.3.4    Tenant's Right to Terminate.    Tenant shall have the option to terminate this Lease by providing thirty (30) days' written notice to Landlord if one or more of the following are taken through Condemnation:

  (a)
  Any portion of the Premises providing that the remaining portion thereof (after reconstruction) would not be reasonably suitable for Tenant to continue its business operations in substantially the same manner it had prior to Condemnation; or

  (b)
  Any portion of the Building or adjacent Common Area that provides Tenant with its access to the Premises and that, if taken, would materially affect Tenant's access to the Premises.

        Tenant's notice must be given within thirty (30) days after Tenant's receipt of the Condemnation Notice required by Section 17.2.

        Section 17.3.4.2    Landlord's Restoration Notice.    Despite Tenant's termination right, this Lease shall continue in full force and effect if Landlord gives Tenant written notice (Restoration Notice) within thirty (30) days after the date on which the nature and extent of the Condemnation are finally determined, stating that:

  (a)
  Landlord shall, at Landlord's sole expense, reconfigure the remaining Premises or provide alternative, reasonable access to Tenant so that the area of the Premises shall be substantially the same after the Condemnation and Tenant shall have reasonable access to the Premises after the Condemnation;

  (b)
  Landlord shall begin the restoration as soon as reasonably practicable; and

  (c)
  Landlord has reasonably determined that such restoration can be completed within ninety (90) days after the date of the notice.

        Section 17.3.6.    Proration of Rent.    If this Lease is terminated under this Article 17, the termination shall be effective on the Termination Date, and Landlord shall prorate Rent to that date. Tenant shall be obligated to pay Rent for the period up to, but not including, the Termination Date as prorated by Landlord. Landlord shall return to Tenant prepaid Rent allocable to any period on or after the Termination Date.

        Section 17.4    Effect of Condemnation if Lease Is Not Terminated.    If any part of the Premises is taken by Condemnation and this Lease is not terminated, Rent shall be proportionately reduced based on the Rentable Square Footage of the Premises taken. Landlord and Tenant agree to enter into an amendment to this Lease within thirty (30) days after the partial taking, confirming the reduction in Rentable Square Footage of the Premises and the reduction in Rent. If Landlord gives Tenant a timely Restoration Notice under subsection 17.3.4.2, this Lease shall continue in full force and effect without any reduction of Rent (unless the Premises as restored are smaller than the existing Premises, in which case Rent shall be proportionately reduced based on the reduced Rentable Square Footage), except that Rent shall be abated for the portion of the Premises not usable by Tenant until Landlord completes the restoration as provided in the Restoration Notice.

        Section 17.5    Allocation of Award.

        Section 17.5.1    Landlord's Right to Award.    Except as provided in subsection 17.5.2, Landlord shall be entitled to receive all compensation and anything of value awarded, paid, or received in settlement or otherwise in any Condemnation proceeding and Tenant irrevocably assigns and transfers to Landlord all rights to and interests thereto and fully releases and relinquishes any claim to, right to make a claim on, or interest therein.

        Section 17.5.2    Tenant's Right to Compensation.    Despite subsection 17.5.1, Tenant shall have the right to make a separate claim in the Condemnation proceeding, as long as the Award payable to Landlord is not reduced thereby, for:

  (a)
  The taking of any of Tenant's personal property or fixtures; and

  (b)
  Relocation costs

ARTICLE 18
ASSIGNMENT AND SUBLEASING

        Section 18.1    Restricted Transfers.

        Section 18.1.1    Consent Required.    Except as otherwise provided by this Article 18, Tenant shall obtain Landlord's written consent before entering into or permitting any Transfer. Landlord's consent to any such Transfer shall not be unreasonably withheld or delayed. A "Transfer" consists of any of the following, whether voluntary or involuntary and whether effected by death, operation of law, or otherwise:

  (a)
  Any assignment, mortgage, pledge, encumbrance, or other transfer of any interest in this Lease;

  (b)
  Any sublease or occupancy of any portion of the Premises by any persons other than Tenant and its employees; and

  (c)
  Any of the changes (e.g., a change of ownership or reorganization)defined in Section 18.7.

Any person to whom any Transfer is made or sought to be made is a "Transferee".

        Section 18.1.2    Landlord's Remedies.    If a Transfer fails to comply with this Article 18, it shall be void and, at the option of Landlord shall constitute a default under this Lease.

        Section 18.2    Transfer Procedure.

        Section 18.2.1    Transfer Notice.    Before entering into or permitting any transfer, Tenant shall provide to Landlord a written notice at least thirty (30) days before the proposed effective date of the Transfer. The notice shall include all of the following:

  (a)
  Information regarding the proposed Transferee, including the name, address, and ownership of Transferee; the nature of Transferee's business; and Transferee's current financial statements (certified by an officer, a partner, or an owner of Transferee);

  (b)
  All the terms of the proposed Transfer, including the consideration payable by Transferee; the portion of the Premises that is subject to the Transfer a general description of any planned alterations or improvements to the Premises; the proposed use; the effective date of the Transfer; a calculation of the "Transfer Premium", as defined in Section 18.4, payable in connection with the Transfer; and a copy of all documentation concerning the proposed Transfer; and

  (c)
  Any other information or documentation reasonably requested by Landlord.

        Section 18.2.2    Landlord Expenses.    Tenant shall, when providing a Notice pursuant to Section 18.2.1, pay to Landlord the sum of Two Hundred Fifty Dollars ($250) toward Landlord's administrative and other costs in reviewing and processing such request. In addition, within thirty (30) days after Landlord's written request, Tenant shall pay as Additional Rent any reasonable legal fees that Landlord incurs in reviewing and processing the Tenant's request.

        Section 18.2.3    Limits of Consent.    If Landlord consents to any Transfer and does not exercise its rights under Section 18.5, the following apply:

  (a)
  Landlord does not agree to waive or modify the terms and conditions of this Lease.

  (b)
  Landlord does not consent to any further Transfer by either Tenant or Transferee.

  (c)
  Tenant remains liable under this Lease, and any guarantor of the Lease remains liable under the guaranty.

  (d)
  Tenant may enter into that Transfer in accordance with this Article 18 if:

  (1)
  The Transfer occurs within six (6) months after Landlord's consent;

  (2)
  The Transfer is on substantially the same terms as specified in Tenant's notice; and

  (3)
  Tenant delivers to Landlord, promptly after execution, an original, executed copy of all documentation pertaining to the Transfer in a form reasonably acceptable to Landlord (including Transferee's agreement to be subject and subordinate to the Lease and to assume Tenant's obligations under the Lease to the extent applicable).

        Section 18.3    Landlord's Consent.

        Section 18.3.1    Reasonable Consent.    Reasonable grounds for Landlord's denying consent to any transfer shall include any of the following:

  (a)
  Transferee's character, reputation, credit history or business is not consistent with the character or quality of the Building;

  (b)
  Transferee's intended use of the Premises is inconsistent with the Permitted Use or will materially and adversely affect Landlord's interest;

  (c)
  Transferee's financial condition is or may be inadequate to support the Lease obligations of Transferee under the Transfer documents;

  (d)
  The Transfer would cause Landlord to violate another lease or agreement to which Landlord is a party or would give a Building tenant the right to cancel its lease; or

  (e)
  Transferee is negotiating with Landlord to lease space in the Building, or has negotiated with Landlord during the six (6) months immediately preceding the Transfer Notice and vacant space is available within the Building to satisfy such Transferee's space needs; or

  (f)
  Tenant is in default under the terms of this Lease.

Notwithstanding the foregoing, in the event of a sublease of a portion of the Premises, the credit history and financial condition of the transferee shall not be grounds for Landlord denying consent so long as Tenant remains liable under this Lease with respect to that portion of the Premises subject to the sublease.

        Section 18.4    Transfer Premium.

        Section 18.4.1    Transfer Premium Payment.    As a reasonable condition to Landlord's consent to any Transfer, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of any "Net Profits" that Tenant actually receives from such Transfer. The term "Net Profits" shall mean the excess of (a) rent payable to Tenant as the result of such Transfer over (b) the rent payable under this Lease, and brokerage commissions, legal fees, tenant improvement costs and other concessions granted or incurred by Tenant in connection with such Transfer.

        Section 18.5    Landlord's Option to Recapture Space.

        Section 18.5.1    Landlord's Recapture Right.    Despite any other provision of this Article 18, Landlord has the option, by written notice to Tenant within thirty (30) days after receiving Tenant's notice of a proposed Transfer, to recapture the Premises by terminating this Lease as to the portion of the Premises Tenant intends to transfer. If Landlord exercised such termination right, Tenant shall surrender possession of the Premises on the date of the intended transfer in accordance with the provisions of Section 19.2.

        Section 18.6    Right to Collect Rent.    If this Lease is assigned, Landlord may collect Rent and Landlord's portion of any transfer premium directly from Transferee. If all or part of the Premises is subleased and Tenant defaults, Landlord may collect Rent directly from Transferee. Landlord may then apply the amount collected from Transferee to Tenant's monetary obligations under this Lease. Collecting Rent from a Transferee or applying that Rent to Tenant's monetary obligations does not waive any provisions of this Article 18.

        Section 18.7    Transfers of Ownership Interests and Other Organizational Changes.

        Section 18.7.1    Change of Ownership; Reorganization.    For purposes of this Article 18, if Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter), the term "Transfer" also includes:

  (a)
  The sale or transfer within a twelve (12) month period of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), or

  (b)
  The dissolution, merger, consolidation or other reorganization of Tenant (except as provided in Section 18.7.2)

A Transfer under Article 18 shall not, however, include a sale or transfer described in this Section 18.7.1 if Tenant's Net Worth does not decrease as a result of that sale or transfer or the Transfer is made in connection with an initial public offering of Tenant's voting shares.

        Section 18.7.2    Permitted Transfers.    Despite any other provision of this Lease, Landlord's consent is not required for any Transfer to an Affiliate, as defined in subsection 18.7.3, or to a successor entity to Tenant resulting from merger, consolidation, non-bankruptcy reorganization or government action or to a purchaser of all or a majority of Tenant's stock or assets, as long as the following conditions are met:

  (a)
  At least ten (10) business days before the Transfer, Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or Transferee);

  (b)
  The Transfer is not a subterfuge by Tenant to avoid its obligations under the Lease;

  (c)
  If the Transfer is an assignment, Transferee assumes in writing all of Tenant's obligations under this Lease relating to the Subject Space; and

  (d)
  Transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (Net Worth), at least equal to Tenant's Net Worth either immediately before the Transfer or as of the date of this Lease, whichever is greater.

        Section 18.7.3    Definition of "Affiliate".    An "Affiliate" means any entity that controls, is controlled by, or is under common control with Tenant. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs.

        Section 18.8    Restrictions on Marketing the Space.    Tenant may not enter into any listing agreement for marketing the Premises without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld or delayed. Tenant may not promote or advertise the availability of the Premises unless Landlord has reasonably approved Tenant's advertising or promotional materials in writing. Tenant may not market the Premises, to transferees other than those described in Sections 18.7.1 and 18.7.2 above, at a rate less than the rate then being quoted by Landlord for like space in the Building.

ARTICLE 19
SURRENDER OF PREMISES

        Section 19.1    Surrender of Premises.    No act of Landlord or its authorized representatives shall constitute Landlord's acceptance of a surrender of the Premises by Tenant unless that intent is specifically acknowledged in writing signed by Landlord.

        Section 19.2    Removal of Tenant Property by Tenant.    On the expiration or earlier termination of the Lease Term, Tenant shall quit the Premises and surrender possession to Landlord free and clear of all tenants and occupants in accordance with this Section 19.2. Tenant shall leave the Premises in good order and condition, except for reasonable wear and tear, acts of God, casualties and condemnation and repairs. On expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises:

  (a)
  All debris and rubbish;

  (b)
  Any items of furniture, equipment, freestanding cabinet work and other articles of personal property owned by Tenant;

  (c)
  Any similar articles of any other persons claiming under Tenant that Landlord, in Landlord's sole discretion, requires to be removed; and

  (d)
  Any Alterations that Tenant is required to remove under Article 13.

Tenant shall, at Tenant's sole expense, repair all damage or injury that may occur to the Premises or the Building caused by Tenant's removal of those items and shall restore the Premises and Building to their original condition.

ARTICLE 20
HOLDING OVER

        Section 20.1    Holdover Rent.    If Tenant remains in possession of the Premises after expiration or earlier termination of this Lease with Landlord's express written consent, Tenant's occupancy shall be a tenancy at will at a rent agreed on by Landlord and Tenant but in no event less than the Base Rent and Additional Rent payable under this Lease during the last full month before the date of expiration or earlier termination of this Lease. The tenancy at will shall be on the terms and conditions of this Lease except as provided in the preceding sentence. Landlord's acceptance of rent after such holding over with Landlord's written consent shall not result in any other tenancy or in a renewal of the original term of this Lease. If Tenant remains in possession of the Premises after expiration or earlier termination of this Lease without Landlord's consent, Tenant's continued possession shall be on the basis of a tenant at sufferance and Tenant shall pay as rent during the holdover period an amount equal to the greater of:

  (a)
  One hundred and fifty percent (150%) of the fair market rental (as reasonably determined by Landlord) for the Premises; or

  (b)
  One hundred fifty percent (150%) of the Base Rent and Additional Rent payable under this Lease for the last full month before the date of expiration or termination.

        Section 20.2    No Consent or Waiver Implied.    Nothing in this Article 20 shall be construed as implied consent by Landlord to any holding over by Tenant. Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease on expiration or other termination of this Lease. In the event that Tenant fails to surrender the Premises upon such expiration or earlier termination, then Tenant shall indemnify and hold Landlord harmless against all losses or liability resulting from or arising out of Tenant's failure to surrender the Premises. This includes, but is not limited to, any amounts required to be paid or damages incurred due to the loss of any tenant or prospective tenant who was to have occupied the Premises after such termination or expiration and any related attorney fees and brokerage commissions. The provisions of this Article 20 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law and shall survive the expiration or earlier termination of this Lease.

ARTICLE 21
ESTOPPEL CERTIFICATES

        Section 21.1    Tenant's Obligation to Provide Estoppel Certificates.    Within fifteen (15) days after a written request by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, certifying (i) that the Lease is unmodified and in full force and effect, (ii) the Lease Commencement Date and the Lease Termination Date, (iii) the dates to which Rent has been paid, and (iv) that there are no uncured defaults by Landlord. Tenant may indicate in the certificate any exceptions to the statements in the certificate that may exist at that time. The certificate shall also contain any other information reasonably requested by Landlord or any existing or prospective lender, mortgagee or purchaser of the Building.

        Section 21.2    Additional Requested Documents or Instruments.    Within fifteen (15) days after a written request by Landlord, Tenant shall execute and deliver whatever other documents or instruments may be reasonably required for sale or financing purposes, including (if requested by Landlord) financial statement that it prepares in the ordinary course of business.. Those statements shall be prepared in accordance with generally accepted accounting principles. Any such information so received by Landlord shall not be released to any party except in connection with such sale or financing transactions.

        Section 21.3    Failure to Deliver.    Tenant's failure to execute or deliver an estoppel certificate in the required time period shall constitute an acknowledgment by Tenant that the statements included in the estoppel certificate are true and correct, without exception. Tenant's failure to execute or deliver an estoppel certificate or other document or instrument required under this Article 21 in a timely manner shall be a material breach of this Lease.

ARTICLE 22
SUBORDINATION, NONDISTURBANCE AND ATTORNMENT

        Section 22.1    Automatic Subordination.    Tenant agrees that this Lease shall be subject and subordinate to:

  (a)
  The lien of any mortgages, deeds of trust, or other encumbrances (Encumbrances) of the Building and Real Property;

  (b)
  All present and future ground or underlying leases (Underlying Leases) of the Building and Real Property now or hereafter in force against the Building and Real Property;

  (c)
  All renewals, extensions, modifications, consolidations and replacements of the items described in subparagraphs (a) and (b); and

  (d)
  All advances made or hereafter to be made on the security of the Encumbrances.

Despite any other provision of this Article 22, any Encumbrance holder or lessor may elect that this Lease shall be senior to and have priority over that Encumbrance or Underlying Lease whether this Lease is dated before or after the date of the Encumbrance or Underlying Lease

        Section 22.2    Subordination Agreement.    Within thirty (30) days following execution and delivery of this Lease, Landlord shall cause to be delivered to Tenant a non-disturbance agreement from the holder of any mortgage on the Real Estate providing, in substance, that in the event of foreclosure, it will recognize the rights of Tenant hereunder so long as Tenant is not in default under any of the terms of this Lease. Tenant shall, within fifteen (15) days after Landlord's written request, execute any instruments or assurances in recordable form reasonably satisfactory to Tenant that Landlord reasonably considers necessary to evidence or confirm the subordination of this Lease to any Encumbrances or Underlying Leases; provided that the holder of each such Encumbrance or the lessor of such Underlying Lease shall agree to recognize the rights of Tenant to use and occupy the Premises upon the payment of Rent under this Lease and the performance by Tenant of Tenant's obligations under this Lease. Tenant's failure to execute or deliver instruments or assurances required under this Article Section 22.2 in a timely manner shall be a material breach of this Lease.

        Section 22.3    Attornment.    Tenant covenants and agrees to attorn to the transferee of Landlord's interest in the Real Property by foreclosure, deed in lieu of foreclosure, exercise of any remedy provided in any Encumbrance or Underlying Lease, or operation of law (without any deductions or setoffs), if requested to do so by the transferee, and to recognize the transferee as the lessor under this Lease. The transferee shall not be liable for:

  (a)
  Any acts, omissions or defaults of Landlord that occurred before the sale or conveyance; or

  (b)
  The return of any Security Deposit except for deposits actually paid to the transferee.

ARTICLE 23
DEFAULTS AND REMEDIES

        Section 23.1    Tenant's Default.    The occurrence of any of the following shall constitute a default by Tenant under this Lease:

  (a)
  Tenant's failure to pay when due any Rent or any other amount required to be paid under this Lease on or before the date on which the same is due and payable and such failure continues for five (5) days after the same is due;

  (b)
  Tenant's failure to perform or observe any other term, condition, covenant or obligation contained in this Lease if the failure continues for fifteen (15) days after written notice thereof from Landlord to Tenant unless such default shall be of such a nature that the same cannot be cured within such fifteen (15) day period in which event Tenant's failure shall constitute a default unless Tenant undertakes to cure the failure within fifteen (15) days after such notice and diligently and continuously attempts to complete the cure as soon as reasonably possible;

  (c)
  To the extent permitted by law:

  (1)
  A general assignment by Tenant or any guarantor of the Lease for the benefit of creditors;

  (2)
  The filing by or against Tenant, or any guarantor, of any proceeding under an insolvency or bankruptcy law, unless (in the case of an involuntary proceeding) the proceeding is dismissed within sixty (60) days;

  (3)
  The appointment of a trustee or receiver to take possession of all or substantially all the assets of Tenant or any guarantor, unless possession is unconditionally restored to Tenant or that guarantor within sixty (60) days and the trusteeship or receivership is dissolved;

  (4)
  Any execution or other judicially authorized seizure of all or substantially all the assets of Tenant located on the Premises, or of Tenant's interest in this Lease, unless that seizure is discharged within sixty (60) days.

        Section 23.2    Landlord's Remedies on Tenant's Default.    On the occurrence of a default by Tenant, or at any time thereafter while such default remains uncured, Landlord shall have the right to pursue any one or more of the following remedies in addition to any other remedies now or later available to Landlord at law or in equity. These remedies are not exclusive but cumulative.

        Section 23.2.1    Right to Bring Suit.    Landlord may bring suit for damages or specific performance, for the collection of unpaid Rent or for the performance of any term, condition, covenant or obligation to be performed by Tenant under this Lease (or to recover any costs incurred by Landlord in performing any obligation on behalf of Tenant pursuant to Article 24 of this Lease) all either without entering into possession of the Premises or terminating this Lease.

        Section 23.2.2    Right to Reenter.    Landlord, without demand or notice, and with or without having terminated the Lease, (i) reenter the Premises and remove Tenant and all goods, chattels, fixtures, furniture, office equipment and other personal property of Tenant therefrom and to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and (ii) alter locks or other security devices at the Premise, without evidence of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Landlord may, without further notice to Tenant, sell such property of Tenant whether exempt or not from sale under execution or attachment (it being agreed that such property shall at all times be bound with a lien in favor of Landlord which shall, however, be subordinate to purchase money security interests and leasehold financing and shall be chargeable for all Rent and for the fulfillment of the other terms, conditions, covenants and obligations contained in the Lease) and shall apply the proceeds: First, to the payment of all reasonable costs and expenses of conducting the sale or caring for or storing said property; Second, to the payment of all Rent which may be or may become due from Tenant to Landlord; Third, to the payment of brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; and, fifth, to pay the remaining balance, if any, to Tenant.

        Section 23.2.3    Termination of Lease.    Landlord may terminate this Lease by written notice to Tenant and recover possession of the Premises. Tenant acknowledges that the foregoing default notice is in lieu of, and in substitution for, any statutory notice to terminate, vacate or quit the Premises. Once Landlord has terminated this Lease, Tenant shall immediately surrender the Premises to Landlord.

        Section 23.2.3.1    Continuing Obligation of Tenant.    Tenant covenants and agrees, as an additional and independent obligation notwithstanding such termination, to pay and be liable for, on the days fixed herein for payment thereof, amounts equal to the Rent which Tenant would, under the terms of this Lease, have become liable for had this Lease not been terminated, and to pay within fifteen (15) days of such termination an amount equal to the Rent that would have been due and payable by Tenant but for any Rent concessions (such as free Rent, reduced Rent and the like), but in the event the Premises or any portion thereof shall be relet by the Landlord, the Tenant shall be entitled to a credit in the net amount of the Rent received by Landlord in reletting the Premises after deducting any amount necessary to compensate Landlord for all expenses incurred by Landlord in reletting the Premises (including, without limitation, advertising expenses, expenses of remodeling the Premises for a new tenant [whether for the same or a different use], remodeling and fixturing allowances, attorney fees, brokerage commissions and the like), and any expenses incurred by Landlord in collecting the Rent in connection therewith. Landlord shall use commercially reasonable efforts to mitigate Landlord's damage.

        Section 23.2.3.2    Reletting of Premises.    If the Landlord relets the whole or any part of the Premises from time to time, such reletting may be at such rental rates and upon such conditions (which may include free rent periods, remodeling and fixturing allowances, and other concessions) as Landlord in its sole discretion may determine. Landlord shall in no event be liable for refusal or failure to relet the whole or any part of the Premises so long as Landlord uses commercially reasonably efforts to relet the Premises, or in the event of any reletting the failure to collect any Rent due upon reletting, and no such failures or refusals shall operate to relieve Tenant from any liability hereunder. Amounts received by Landlord after reletting and for the remainder of what would have been the Lease Term had Tenant fully complied with the terms of this Lease (and no other special event allowing termination had occurred) shall first be applied against Landlord's expenses (as set forth in Section 23.2.3.1), until the same are recovered, and until such recovery Tenant shall pay, as of each day a payment would fall due under this Lease, the amount which the Tenant is obligated to pay under the terms of this Lease (Tenant's liability prior to any such reletting and any such recovery not in any way to be diminished as a result of the fact that such reletting might be for a Rent higher than the Rent provided for in this Lease); when and if such expenses have been completely recovered, the amounts received for reletting by the Landlord as have not previously been applied shall be credited against the Tenant's obligations as of each day when a payment would fall due under this Lease, with any balance to be kept by Landlord.

        Section 23.2.3.3    Rent Acceleration.    As an alternative, at the election of Landlord made at any time after such termination, the Tenant shall pay to Landlord within fifteen (15) days of billing therefore as liquidated damages, and whether or not Landlord has received any payments under Section 23.2.3.1, an amount equal to: (A) any amounts which were due prior to the date of such termination; plus (B) the present value, discounted at the discount rate of the Federal Reserve Bank of Boston at the time of such demand plus one percent (1%) of the difference between (i) all Rent which would have been payable from the date of termination of the Lease until what would have been the last day of the initial Lease Term (unless Tenant has exercised its right to extend the same) had Tenant fully complied with the terms of this Lease (and no other special event allowing termination had occurred), less (ii) the fair rental value of the Premises for the same period; plus (C) an amount necessary to compensate Landlord for all expenses incurred by Landlord proximately caused by Tenant's failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; less (D) payments made by Tenant pursuant to Section 23.2.3.1. For the purpose of this Section 23.2.3.3, if the Landlord elects to accelerate the payment of Rent in accordance with the terms hereof, the total Rent shall be calculated assuming that Tenant's Share of Direct Expenses for each Expense Year included within the balance of the unexpired Lease Term would be an amount equal to Tenant's Share of Direct Expenses for the Expense Year immediately preceding the exercise by Landlord of its election hereunder.

        Section 23.3    Form of Payment After Default.    If, on more than two (2) occasions in any Lease Year, Tenant fails to pay Rent or any other amount due under this Lease within five (5) days after the due date or if Tenant draws a check on an account with insufficient funds, Landlord shall have the right to require that any subsequent amounts paid by Tenant to Landlord under this Lease (to cure a default or otherwise) be paid by a cashier's or certified check drawn on an institution acceptable to Landlord, or other form of payment approved by Landlord despite any prior practice of accepting payments in a different form.

        Section 23.4    Acceptance of Rent Without Waiving Rights.    Under Article 26, Landlord may accept Tenant's payments without waiving any rights under this Lease, including rights under a previously served notice of default. If Landlord accepts payments after serving a notice of default, Landlord may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of default.

        Section 23.5    Tenant's Remedies on Landlord's Default.    Landlord shall in no event be in default in the performance or observation of any of Landlord's obligations under this Lease unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional tine as is reasonably necessary to promptly and diligently cure any such default, after written notice from Tenant giving in reasonable detail the nature and extent of the alleged default and identifying the lease provision(s) containing Landlord's obligations. To the fullest extent permitted by law, Tenant hereby waives any right to terminate this Lease, to vacate the Premises, to make any repairs or perform any acts at Landlord's expense or to withhold, setoff against or make any deduction from Rent payable by

Tenant hereunder in the event of Landlord's default under this Lease except and to the extent that such rights are expressly granted to Tenant by the terms of this Lease. Tenant's sole remedy on Landlord's default is an action for damages or injunctive or declaratory relief provided that notice is first given to Landlord and any lender of whose address Tenant has been notified, and an opportunity is granted to Landlord and that lender to correct those violations as provided herein and in Section 23.6.

        Section 23.6    Notice of Default; Right to Cure.    If notified in writing of the identity and address of Landlord's lender or ground or underlying lessor, Tenant agrees to give written notice of any default by Landlord to that lender or ground of underlying lessor. Tenant agrees that, before it exercises any rights or remedies under the Lease, the lender or lessor shall have the right, but not the obligation, to cure the default within the thirty (30) days following receipt of such notice (or such longer period of time as shall be afforded Landlord under the Lease) or, if the default cannot be cured within thirty (30) days, the lender or lessor has commences such cure within the thirty (30) day period and thereafter diligently prosecutes the same to completion.

ARTICLE 24
LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

        Section 24.1    Landlord's Right to Perform Tenant's Obligations.    All obligations to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant's fails to commence the performance of an obligation within fifteen (15) days after notice from Landlord and to thereafter diligently pursue such performance to completion, Landlord may perform the obligation on Tenant's behalf, without waiving Landlord's rights for Tenant's failure to perform any obligations under this Lease and without releasing Tenant from such obligations. The cure period provided herein shall not apply in the event of an emergency in which event Landlord may perform such obligations on Tenant's behalf after reasonable notice which may be given by telephone, fax or Email.

        Section 24.2    Reimbursement by Tenant.    Within thirty (30) days after receiving a statement from Landlord, Tenant shall pay to Landlord the amount of expense reasonably incurred by Landlord, under Section 24.1, in performing Tenant's obligation.

ARTICLE 25
LATE PAYMENTS

        Section 25.1    Late Charges.    If any Rent payment is not received by Landlord or Landlord's designee within five (5) days after that Rent is due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the Rent payment which is past due as liquidated damages, in lieu of actual damages (other than interest under Section 25.2 and attorney fees and costs under Article 28). Tenant shall pay this amount for each calendar month in which all or any part of any Rent payment remains delinquent for more than five (5) days after the due date. The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment of Rent (other than interest and attorney fees and costs). Landlord's acceptance of any liquidated damages shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the rights and remedies available to Landlord under this Lease. Tenant shall pay the late charge as Additional Rent with the next installment of Rent.

        Section 25.2    Interest.    If any Rent payment is not received by Landlord or Landlord's designee within five (5) days after that Rent is due, Tenant shall pay to Landlord interest on the past-due amount, from the date due until paid, at the rate of eighteen percent (18%) per year. Despite any other provision of this Lease, the total liability for interest payments shall not exceed the limits, if any, imposed by the usury laws of the Commonwealth of Massachusetts. Any interest paid in excess of those limits shall be refunded to Tenant by application of the amount of excess interest paid against any sums outstanding in any order that Landlord requires. If the amount of excess interest paid exceeds the sums outstanding, the portion exceeding those sums shall be refunded in cash to Tenant by Landlord. To ascertain whether any interest payable exceeds the limits imposed, any non-principal payment (including late charges) shall be considered to the extent permitted by law to be an expense or a fee, premium, or penalty rather than interest.

ARTICLE 26
NON-WAIVER

        Section 26.1    Non-waiver.    No waiver of any provision of this Lease shall be implied by any failure of either party to enforce any remedy for the violation of that provision, even if that violation continues or is repeated. Any waiver by a party of any provision of this Lease must be in writing. Such written waiver shall affect only the provision specified and only for the time and in the manner stated in the writing.

        Section 26.2    Acceptance and Application of Payment; Not Accord and Satisfaction.    No receipt by Landlord of a lesser payment than the Rent required under this Lease shall be considered to be other than on account of the earliest amount due, and no endorsement or statement on any check or letter accompanying a payment or check shall be considered an accord and satisfaction. Landlord may accept checks or payments without prejudice to Landlord's right to recover all amounts due and pursue all other remedies provided for in this Lease.

        Landlord's receipt of monies from Tenant after giving notice to Tenant terminating this Lease shall in no way reinstate, continue, or extend the Lease Term or affect the Termination Notice given by Landlord before the receipt of those monies. After serving notice terminating this Lease, filing an action, or obtaining final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of that Rent shall not waive or affect such prior notice, action, or judgment.

ARTICLE 27
ATTORNEY FEES AND COSTS

        If either party undertakes litigation against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney fees and court costs incurred.

ARTICLE 28
LANDLORD'S ACCESS TO PREMISES

        Section 28.1    Landlord's Access to Premises.    Landlord and its agents shall have the right at all reasonable times and upon reasonable notice to enter the Premises to inspect the Premises, show the Premises to prospective purchasers, mortgagees ground lessors or underlying lessors or make repairs, replacements, alterations, or improvements to the Premises or Building that Landlord considers necessary or desirable. Landlord shall also have the right during the last six (6) months of the Term, as the same may have been extended, to enter and show the Premises to prospective tenants.

        Despite any other provision of this Article 28, Landlord may enter the Premises as elsewhere provided in this Lease at any time to perform or provide those services required to be performed or provided by Landlord pursuant to Article 11, take possession due to any breach of this Lease; or perform any covenants of Tenant that Tenant fails to perform. Except when entering the Premises to take possession due to any breach of this Lease, Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises.

        Section 28.2    Tenant's Waiver.    Subject to the last sentence of Section 28.1, Landlord may enter the Premises without the abatement of Rent and may take steps to accomplish the stated purposes. Subject to the last sentence of Section 28.1, Tenant waives any claims for damages caused by Landlord's entry, including damage claims for injuries, inconvenience to or interference with Tenant's business, lost profits and loss of occupancy or quiet enjoyment of the Premises.

        Section 28.3    Method of Entry.    For entry as permitted by this Article 28, Landlord shall at all times have a key or, if applicable, a card key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes, and special security areas designated. In an emergency situation, Landlord shall have the right to use any means that Landlord considers proper to open the doors in and to the Premises. Subject to the last sentence of Section 28.1, any such entry into the Premises by Landlord shall not be considered a forcible or unlawful entry into, or a detainer of, the Premises or an actual or constructive eviction of Tenant from any portion of the Premises.

ARTICLE 29
SIGNS

        Section 29.1    Building Name; Landlord's Signage Rights.    Landlord may at any time change the name of the Building and install, affix and maintain all signs on the exterior and interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not have or acquire any property right or interest in the name of the Building. Tenant may use the name of the Building or pictures or illustrations of the Building in advertising or other publicity during the Lease Term.

        Section 29.2    Tenant's Signage Rights within Building.

        Section 29.2.1    Single-Tenant Floor.    Tenant may, at Tenant's sole expense, install identification signs (including its logo) anywhere in the Premises, and in the elevator lobby located on the floor of the Building upon which the Premises is located, subject to the following requirements:

  (a)
  Tenant must obtain Landlord's prior written approval for such signs, which Landlord may, in Landlord's reasonable discretion, grant or deny;

  (b)
  All signs must be in keeping with the quality, design and style of the Building; and

  (c)
  No sign may be visible from the exterior of the Building.

        Section 29.2.2    Multi-Tenant Floor.    Intentionally deleted

        Section 29.2.3    Prohibited Signs and Other Items.    Tenant may not display any signs on the exterior or roof of the Building or in the common areas of the Building or the Real Property. Tenant may not install or display any signs, window coverings, blinds (even if located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises without Landlord's prior written approval, which Landlord may, in Landlord's sole discretion, grant or withhold. Any signs, notices, logos, pictures, names or advertisements that are installed by or for Tenant without Landlord's approval may be removed without notice by Landlord at Tenant's expense.

        Section 29.2.4    Lobby Directory.    Landlord shall provide and maintain a directory on the ground floor of the Building exclusively for the display of the names and suite numbers of tenants in the building. Tenant is entitled to display its trade name in the directory without any expense to Tenant.

        Section 29.2.5    Floor Directories.    If other tenants occupy space on the floor on which the Premises are located, Landlord shall provide and maintain a directory in the elevator lobby of that floor (other than the ground floor) for the display of the names and suite numbers of tenants on the floor.

ARTICLE 30
MISCELLANEOUS

        Section 30.1    Captions.    The captions of articles and sections and the table of contents of this Lease are for convenience only and have no effect on the interpretation of the provisions of this Lease.

        Section 30.2    Word Usage.    Unless the context clearly requires otherwise:

  (a)
  The plural and singular numbers shall each be considered to include the other;

  (b)
  The masculine, feminine and neuter genders shall each be considered to include the others;

  (c)
  "Shall", "will", "must", "agrees" and "covenants" are each mandatory;

  (d)
  "May" is permissive;

  (e)
  "Or" is not exclusive; and

  (f)
  "Includes" and "including" are not limiting.

        Section 30.3    Counting Days.    Days shall be counted by excluding the first day and including the last day. If the last day is a Saturday, Sunday or Holiday, it shall be excluded. Any act required by this Lease to be performed by a certain day shall be timely performed if completed before 11:59 p.m. local time on that date. If the day for performance of any obligation under this Lease is a Saturday, Sunday or Holiday, the time for performance of that obligation shall be extended to 11:59 p.m. local time on the first following date that is not a Saturday, Sunday or Holiday.

        Section 30.4    Entire Agreement; Amendments.    This Lease and all exhibits, schedules and addenda referred to in Section 30.5 constitute the final, complete, and exclusive statement of the terms of the agreement between Landlord and Tenant pertaining to Tenant's lease of space in the Building and supersedes all prior and contemporaneous understandings or agreements of the parties. Tenant has not been induced to enter into this Lease by, and is not relying on, any representation or warranty outside those expressly set forth in this Lease. This Lease may be amended only by an agreement in writing signed by Landlord and Tenant.

        Section 30.5    Exhibits.    The Exhibits, Schedules and Addenda, if applicable, attached to this Lease are a part of this Lease and incorporated herein by reference.

        Section 30.6    Reasonableness and Good Faith.    Except as limited elsewhere in this Lease, whenever this Lease requires Landlord or Tenant to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld or delayed.

        Subject 30.7    Partial Invalidity.    If a court or arbitrator of competent jurisdiction holds any Lease clause to be invalid or unenforceable in whole or in part for any reason, the validity and enforceability of the remaining clauses, or portions of them, shall not be affected.

        Section 30.8    Binding Effect.    Subject to Article 18 and Sections 30.16 and 30.17, this Lease shall bind and benefit the parties to this Lease and their legal representatives and successors in interest.

        Section 30.9    Independent Covenants.    This Lease shall be construed as though the covenants between Landlord and Tenant are independent and not dependent. Tenant expressly waives the benefit of any statute to the contrary.

        Section 30.10    Governing Law.    This Lease shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

        Section 30.11    Notices.    All notices (including requests, demands, approvals, or other communications) under this Lease shall be in writing.

        Section 30.11.1    Method of Delivery.    Notice shall be sufficiently given for all purposes as follows:

  (a)
  When personally delivered to the recipient, notice is effective on delivery.

  (b)
  When mailed by registered or certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt

  (c)
  When delivered by a commercially recognized overnight courier service with charges prepaid or charged to the sender's account, notice is effective on delivery if delivery is confirmed by the delivery service.

  (d)
  When sent by fax to the last fax number of the recipient known to the party giving notice, notice is effective on receipt as long as (a) a duplicate copy of the notice is promptly given by first-class or certified mail or by overnight delivery or (b) the receiving party delivers a written confirmation of receipt. Any notice given by telex or fax shall be considered to have been received on the next business day if it is received after 5:00 p.m. (recipient's time) or on a non-business day.

        Section 30.11.2    Refused, Unclaimed or Undeliverable Notices.    Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger or overnight delivery service.

        Section 30.11.3    Addresses.    Addresses for purposes of giving notice are set forth in Section 1.7 of the Summary of Basic Lease Information. Either party may change its address or fax number by giving the other party notice of the change in any manner permitted by this Section 30.11.

        Section 30.12    Force Majeure.    If performance by a party of any portion of this Lease is made impossible by any prevention, delay or stoppage caused by strikes; lockouts; labor disputes; acts of God; inability to obtain services, labor, or materials or reasonable substitutes for those items; government actions; civil commotions; fire or other casualty; or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay or stoppage is excused. Tenant's obligation to pay Rent, however, is not excused by this Section 30.12.

        Section 30.13    Time of the Essence.    Time is of the essence of this Lease and each of its provisions.

        Section 30.14    Modifications Required by Landlord's Lender.    If any lender of Landlord requires a modification of this Lease that will not increase Tenant's cost or expense or adversely change Tenant's rights and obligations, this Lease shall be so modified and Tenant shall execute whatever documents are required and deliver them to Landlord within ten (10) days after the request.

        Section 30.15    Recording; Memorandum of Lease.    Except as provided in this Section 30.15, neither this Lease nor any memorandum, affidavit, or other writing relating to this Lease may be recorded by Tenant or anyone acting through, under, or on behalf of Tenant. Recordation in violation of this provision constitutes an act of default by Tenant. Each party agrees, on the request of the other, to execute and acknowledge before a notary public, a statutory short form of Lease for recordation, containing (among other customary provisions) the names of the parties and a description of the Premises and the Lease Term. In the event of a termination of this Lease, Tenant agrees to execute a recordable instrument setting forth the fact of and the date of such termination and hereby irrevocably designates and appoints landlord as its attorney-in-fact to execute in the name of Tenant and to record such instrument.

        Section 30.16    Liability of Landlord.    Except as otherwise provided in this Lease or applicable law, for any breach of this Lease the liability of Landlord (including all persons and entities that comprise

Landlord, and any successor landlord) and any recourse by Tenant against Landlord shall be limited to the interest of Landlord and Landlord's successors in interest in and to the Building and Real Property. On behalf of itself and all persons claiming by, through or under Tenant, Tenant expressly waives and releases Landlord from any personal liability for breach of this Lease.

        Section 30.17    Transfer of Landlord's Interest.    Landlord has the right to transfer all or part of its interest in the Building and Real Property and in this Lease. On such a transfer and a transfer of the Letter of Credit and Security Deposit, Landlord shall automatically be released from all liability accruing under this Lease, and Tenant shall look solely to that transferee for the performance of Landlord's obligations under this Lease after the date of transfer, subject to Section 7.2. Landlord may assign its interest in this Lease to a mortgage lender as additional security. This assignment shall not release Landlord from its obligations under this Lease, and Tenant shall continue to look to Landlord for the performance of its obligations under this Lease.

        Section 30.18    Joint and Several Obligations of Tenant.    If more than one individual or entity comprises Tenant, the obligations imposed on each individual or entity that comprises Tenant under this Lease shall be joint and several.

        Section 30.19    Submission of Lease.    Submission of this document for examination or signature by the parties does not constitute an option or offer to lease the Premises on the terms in this document or a reservation of the Premises in favor of Tenant. This document is not effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

        Section 30.20    Legal Authority.

        Section 30.20.1    Corporate Authority.    If Tenant is a corporation:

  (a)
  Each individual executing this Lease on behalf of that corporation represents and warrants that each of them is authorized to execute and deliver this Lease on behalf of that corporation and that this Lease is binding on that corporation in accordance with its terms.

  (b)
  Tenant, and the individuals signing this Lease on its behalf covenant that within fifteen days after the date of this Lease, the corporation shall deliver to landlord a certified copy of a resolution of Tenant's board of directors authorizing execution of this Lease together with evidence if the corporation's legal existence and good standing in its State of incorporation.

        Section 30.20.2    Partnership Authority.    If Tenant is a partnership, each individual executing this Lease on behalf of the partnership represents and warrants that:

  (a)
  The individual(s) is/are duly authorized to execute and deliver this Lease on behalf of the partnership in accordance with the partnership agreement, or an amendment to the partnership agreement, now in effect;

  (b)
  This Lease is binding on that partnership in accordance with its terms; and

  (c)
  The partnership is a duly organized and legally existing partnership and has filed all certificates required by law.

        Section 30.20.3    Limited Liability Company Authority.    If Tenant is a limited liability company, each individual executing this Lease on behalf of that company represents and warrants that:

  (a)
  The individual(s) executing this Lease on behalf of the company has/have full power and authority under the company's governing documents to execute and deliver this Lease in the name of and on behalf of the company and to cause the company to perform its obligations under this Lease;

  (b)
  The company is a limited liability company duly organized and validly existing under the laws of the State of its formation; and

  (c)
  The company has the power and authority under applicable law and its governing documents to execute and deliver this Lease and to perform its obligations under this Lease.

        Section 30.21    Right to Lease.    Landlord reserves the absolute right to contract with any other person or entity to be a tenant in the Building as Landlord, in Landlord's sole business judgment, determines best to promote the interests of the Building. Tenant does not rely on the expectation, and Landlord does not represent, that any specific tenant or type or number of tenants will, during the Lease Term, occupy any space in the Building.

        Section 30.22    Brokers.    Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the real estate brokers or agents specified in Summary of Basic Lease Information Section 1.8 (Brokers) and that they know of no other real estate broker or agent who is entitled to a commission or finder's fee in connection with this Lease. Each party shall indemnify, protect, defend and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including reasonable attorney fees) for any leasing commission, finder's fee, or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. The terms of this Section 30.22 shall survive the expiration or earlier termination of the Lease Term.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this lease as a sealed instrument as of the day and year first above written.

LANDLORD:
NORTH TEWKSBURY COMMONS, L.L.C. a Massachusetts limited liability company
By:	/s/ JAMES T. CHADWICK Name: James T. Chadwick Title: Member
TENANT:
STARENT NETWORKS, INC. a Delaware corporation
By:	/s/ ALICE P. BARBER Name: Alice P. Barber Title: VP Finance & Admin.

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A
B
C
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E
F

APPLE HILL III OFFICE PARK

International Place
Tewksbury, MA

North Tewksbury Commons LLC.
Developer

EXHIBIT B

Third Floor Plan

Scale [illegible]
Date [illegible]

Spagnolo Gisness & Associates
200 High Street
Boston, MA 02110
617.443.0800
617.443.0899

Existing
Susse
Chalet
TRUE NORTH
PROJECT NORTH
Entry
3 Story
Office Building
Entry
Entry
Loading Area
Existing
Hotel
Existing
Hotel
International Place
ZONE RESIDENTIAL
FLAGGED WETLANDS
EXISTING
BLDG.
EXISTING
BLDG.
EX.
BLDG.
NORTH STREET

APPLE HILL III OFFICE PARK

North Street
Tewksbury, MA

North Tewksbury Commons LLC
Developer

EXHIBIT A

Site Plan

Scale
Date

Spagnolo Gisness & Associates
200 High Street
Boston, MA 02110
617.443.0650
617.443.0689

Exhibit C

TENANT WORK LETTER

        This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Tenant Improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction. All references in this Tenant Work Letter to Articles or Sections of "the Lease" shall mean the relevant portion of Office Lease to which this Tenant Work Letter is attached as Exhibit C and of which this Tenant Work Letter forms a part.

Section 1

Landlord's Initial Construction In The Premises

        Landlord has constructed, or will construct, at its sole cost and expense, in accordance with all applicable codes and laws as of the Lease Commencement Date the base building consisting of (i) the Building Structure (ii) the Building Systems (iii) the Core Improvements, and (iv) Landlord's Premises Work (collectively, the "Base Building"). The Base Building shall include the following items.

        1.1    Building Structure.

          1.1.1    Structural System.    Design load capabilities shall be as follows: Concrete floor with trowelled finish, smooth and level. First floor to be slab on grade; second and third floors—one hundred (100) pounds per square foot live load. The floor-to-floor height will be 13'4" allowing for an approximately 9'0" finished ceiling height. Typical bay spacing is 25'0" × 30'0".

          1.1.2    Exterior Materials

          (a)    Exterior Walls:    Brick veneer with split face block feature strips, light gauge metal framing and gypsum sheathing back-up. All exterior wall insulation shall conform to a Thermal Resistance Rating (R-value) of 19.

          (b)    Window System:    Horizontal strip windows shall be Kawneer SM400T and shall consist of 4.5" deep thermally broken, colored anodized aluminum with 1" factory-sealed, clear insulating glass. Window height is to be 6'0".The full-height glazed curtain wall systems shall be Kawneer 1600 and shall consist of 2" × 6" colored anodized aluminum with 1" factory-sealed clear insulating glass.

          (c)    Entrances:    Glazed entrance doors shall be Kawneer Narrow Style with colored anodized aluminum framing. The doors shall be fully equipped with push-pulls, ADA approved closures, thresholds, locks and cylinder.

          (d)    Roof:    The roof shall consist of a Factory Mutual approved 0.060 non-reinforced single-ply fully-adhered EPDM membrane over mechanically-fastened 2.8" polysocyanurate insulation providing an "R" value of approximately 20.

        1.2    Building Systems.

          1.2.1    Elevators.    Two (2) three 3-stop hydraulic, 125 FPM passenger elevators: (i) one 3500 pound capacity with inside cab dimensions of approximately 5'5" × 6'8, and (ii) one 2500 pound capacity with inside cab dimensions of approximately 4'3" × 6'8". The hoistway door opening is to be approximately 3'6" × 7'0".Interior cab finishes of elevators are to include front panel, hand rail and ceiling, painted frames and plastic laminate side wall panels.

          1.2.2    Heating.    Ventilation and Air Conditioning (HVAC).Two (2) 90-ton rooftop packaged electric cooling, gas heating variable air volume units to serve the Core Improvements and the future Tenant spaces. The heating system is designed to maintain 72°F when the outside temperature is 0°F. The air-conditioning system is designed to maintain 78°F/50% RH when the outdoor temperature is 91°F DB/73°F WB. Air-conditioning loads have been calculated utilizing the following:

          (a)   1.5 watts/square foot lighting

          (b)   0.5 watts/square foot task lighting

          (c)   3.5 watts/square foot equipment power

          (d)   150 square foot/person occupancy

          (e)   20 CFM/person ventilation

          The units shall have vibration (isolation) roof curbs, rectangular duct silencers in supplies and returns, gas heating sensors for morning warm-up and night setback, one hundred percent (100%) outside air economizer, one hundred percent (100%) power exhaust, and supply air temperature controls. Supply duct distribution shall consist of supply and return ducts from rooftop unit stubbed out 3 feet on each floor for future distribution by Tenant as a part of Tenant Improvements.

          1.2.3    Electrical.    A 1,200 amp, 277/480 volt, 3-phase, 4-wire, secondary service from the pad-mounted transformer to meter socket at the main switchboard located in the first floor electrical room. Landlord has divided each floor of the Building into four (4) quadrants with a separate meter socket being furnished for each quadrant. Landlord will provide conduits and power feeder cables from the meter socket in the first floor Electrical Room to a location within the Premises mutually acceptable to Landlord and Tenant. Except as provided herein Tenant shall install a separately metered distribution system sized at 11 watts per square foot as part of Tenant Improvements. Tenant's distribution system shall begin at the meter socket (and shall include the meter).Tenant's electrical power allocation breakdown is as follows:

          (a)   1.5 watts/SF for lighting

          (b)   0.5 watts/SF for task lighting

          (c)   3.5 watts/SF for equipment power

          (d)   5.5 watts/SF for HVAC, VAV and fan-powered terminal boxes with electric heating coils

          1.2.4    Telephone:    All conduit, sleeves, wiring and equipment required for the installation of future Tenant telephone systems is a part of the Tenant Improvements. Main point of entry for telephone service is the telephone/data communications room on the first floor of the Building.

          1.2.5    Security:    Card Access System: Base building card access system has been installed to provide off-hours security of the building perimeter doors. Card access system is "proximity" type with card readers at each of the four (4) exterior main entrance doors.

        1.3    Core Improvements.

          1.3.1    Toilet Rooms.    The men's and women's toilet rooms (on each floor of the Building) shall be complete with high quality plumbing fixtures, accessories and all mechanical, plumbing and lighting services.

          1.3.2    Passenger Elevator Lobbies.    The passenger elevator lobbies shall be complete with (i) finished ceiling, (ii) floor covering, (iii) walls, wall covering and base, (iv) elevator doors and frames, (v) all mechanical, and electrical services, (vi) emergency and exit lighting systems, and (vii) fire alarm system

          1.3.3    Public Corridors.    (Relating only as to that portion of the Premises, if any, which occupies a portion of a floor rather than the entire floor of the Building and adjoins a public corridor) Landlord shall construct the corridor walls consisting of studs, insulation and drywall (on the common area side of the corridor wall). Tenant will install, or reimburse Landlord for the cost of installation of drywall on the interior (Premises) side of the corridor wall. Landlord shall install (i) a finisher ceiling, (ii) floor covering, (iii) wall finishes and base, (iv) lighting and mechanical services, and (v) emergency and exit lighting systems in the public corridors.

        1.4    Landlord's Premises Work.

          1.4.1    Floor.    Concrete floor with trowelled finish, smooth and level, ready to receive carpeting or tile, without additional Tenant preparation.

          1.4.2    Ceiling.    Unfinished structure.

          1.4.3    Walls.    The inside face (non-glass surfaces) of perimeter walls (but excluding surfaces around columns) and surfaces of walls adjacent to Core Improvements shall be drywall ready for finish. One-half (1/2) of the cost of demising partitions separating the Premises from adjacent tenant spaces (relating only to that portion of the Premises, if any, which occupies a portion of a floor rather than the entire floor of the Building) shall include studs, acoustical insulation, and drywall ready for finish.

          1.4.4    Doors.    Standard Tenant entry including doors, frames, hardware and sidelights (if any) in accordance with Base Building Plans.

          1.4.5    Fire Sprinkler System.    Automatic wet pipe fire protection sprinkler system in accordance with state and local regulations based on a standard layout for the Premises consisting of:

          (a)   Sprinkler, mains and branch service lines

          (b)   Wet, automatic light hazard sprinkler system with upright brass heads with a maximum protection area per head of 225 square feet.

        Any deviation from the regular grid pattern or modifications to the fire sprinkler system installed by Landlord required as the result of the installation of Tenant's Improvements or Tenant's use and occupancy of the Premises shall be performed by Landlord's sprinkler contractor at Tenant's expense.

          1.4.6    Window Treatment:    Vertical blinds on all exterior windows.

Section 2

Tenant Improvements

        2.1    Tenant Improvement Allowance.

        Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount set forth in Section 1.10 of the Lease for the costs relating to the initial construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). The Tenant Improvements shall include but not be limited to those items of work described in the Standard Improvement Package described in Section 2.4 below. In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the lesser of (i) the Tenant Improvement Allowance or (ii) any portion of the Tenant Improvement Allowance which exceeds the total cost of Tenant Improvement Allowance Items as that term is defined in Section 2.2.1 below (the "Unused Allowance"). In addition to the Tenant Improvement Allowance, Landlord shall pay directly, or reimburse Tenant for the fees of the "Architect" and the "Engineers" as those terms are defined in Section 3.1 of this Tenant Work Letter (but excluding fees of the Architect or Engineer for Tenant Improvements in Tenant's Electronic Laboratory exceeding work detailed in the Standard Improvement Package)..

        2.2    Disbursement of the Tenant Improvement Allowance.

          2.2.1    Tenant Improvement Allowance Items.    Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process which shall incorporate a ten percent [10%] retainage until Tenant's Improvements have been substantially completed) only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

          2.2.1.1 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

          2.2.1.2 The cost of construction of the Tenant Improvements as set forth in the Construction Drawings as that term is defined in Section 3.1 below, including, without limitation, testing and inspection costs, and contractors' fees and general conditions;

          2.2.1.3 The cost of any changes in the Base Building work when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

          2.2.1.4 The cost of any changes to the Construction Drawings or Tenant Improvements required by law;

          2.2.1.5 A portion of the costs of the tenant demising walls and public corridor walls and materials, if any, as designated by Landlord; and

          2.2.1.6 Costs expended by Tenant in connection with improvements in Tenant's Electronics Laboratory exceeding the Standard Improvement Package which are incurred by Tenant within one year following the date of Substantial Completion and for which disbursement is requested within such one year period.

          2.2.1.7 All other costs approved by or expended in connection with the construction of the Tenant Improvements, as reasonably approved by Landlord but excluding free-standing work stations, furniture, fixtures and equipment..

        2.3    Unused Allowance.    The Unused Allowance shall be and remain the property of Landlord.

        2.4    Standard Tenant Improvement Package.    Landlord has established specifications (the "Specifications") for some of the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"). The Specifications are set forth in Schedule 1, attached hereto. The quality of the Tenant Improvements must be equal to or of greater quality than the quality of the Specifications, provided that the Landlord may, at Landlord's option, require the Tenant Improvements to comply with certain Specifications designated by Landlord.

Section 3

Construction Drawings

        3.1    Selection of Architect/Construction Drawings.    Landlord shall retain on behalf of Tenant, Spagnolo/Gisness & Associates, Inc. (the "Architect") to prepare the Construction Drawings and engineering consultants designated by Landlord (the "Engineers"), to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings". All Construction Drawings shall comply in all respects with the provisions of the Standard Improvement Package and the

Specifications, shall be in the drawing format determined by Landlord, and shall be subject to Landlord's reasonable approval. Landlord's review of the Construction Drawings shall be for its sole purpose and shall not obligate Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

        3.2    Final Space Plan.    On or before the date set forth in Schedule 2 attached hereto, Tenant shall prepare and forward to Landlord three copies of the final space plan for Tenant Improvements in the Premises (the "Final Space Plan") before any architectural working drawings or engineering drawings have commenced. The Final Space Plan shall include a layout and description of all offices, rooms and other partitions, their intended use and the equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall, within five (5) business days after Landlord receives such Final Space Plan, (i) approve the Final Space Plan as submitted, or (ii) approve the Final Space Plan subject to reasonable specified conditions to be complied with when the Final Working Drawings are submitted by Tenant to Landlord.

        3.3    Final Working Drawings.    Upon the approval of the Final Space Plan by Landlord, but in no event later than the date set forth in Schedule 2, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. The Final Working Drawings shall be accompanied by a certification by the Engineers that the connected electrical load for the Premises does not exceed 11 watts per Usable Square Foot and that based upon Tenant's proposed use of the Premises the design criteria established for the Landlord installed rooftop packaged electric cooling, gas heating units will not be exceeded. The Final Working Drawings shall be sealed by the Architect or a certified registered engineer and shall be accompanied by a certification that the same are, and all improvements when built in accordance therewith will be, in full compliance with all applicable federal, state, municipal and local laws, ordinances, rules, regulations, codes and orders (including, without limitation, the provisions of the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et seq. and any regulations promulgated pursuant thereto), applicable requirements of any fire-rating bureau, and the Standard Improvement Package and the Specifications. Landlord shall, within five (5) business days after Landlord receives the Final Working Drawings, either (i) approve the Final Working Drawings, (ii) approve the Final Working Drawings subject to reasonable specified conditions to be satisfied by Tenant prior to submitting the Approved Working Drawings for permits as set forth in Section 3.4, below. Tenant shall cause the Architect to provide Landlord with a sufficient number of sets of the Approved Working Drawings as that term is defined in Section 3.4, as may be required for distribution to the Contractor and subcontractors for construction of the Tenant Improvements.

        3.4    Permits.    The Final Working Drawings shall be approved by Landlord as provided in Section 3.3 (the "Approved Working Drawings") prior to commencement of construction of the Tenant Improvements. Tenant shall immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building and other permits (the "Permits") necessary to allow Contractor (as that term is defined in Section 4.1), below, to commence and fully complete the construction of the Tenant Improvements, and in connection therewith, Tenant shall coordinate with Landlord in order to allow Landlord, at its option to take part in all phases of the permitting process and shall supply Landlord, as soon as possible, with dates of submittal and shall obtain the Permits on or before the date set forth in Schedule 2. Tenant shall be responsible for obtaining any building permit or certificate of occupancy for the Premises; provided however that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy.

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        3.5    Changes to Approved Working Drawings.    In the event Tenant desires to change the Approved Working Drawings, Tenant shall deliver notice of the same to Landlord, setting forth in detail the changes Tenant desires to make to the Approved Working Drawings. Landlord shall, within five (5) business days of receipt thereof, either (i) approve the Tenant Change or (ii) reasonably disapprove the Tenant Change and deliver a notice to Tenant specifying in detail the reasons for Landlord's disapproval. Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings if such change would directly or indirectly delay the "Substantial Completion", as that term is defined in Section 5.1 of this Tenant Work Letter, of the Tenant Improvements. Tenant shall pay any additional costs that arise in connection with such Tenant Change.

        3.6    Time Deadlines.    Tenant shall use its best, good faith, efforts and all due diligence to cooperate with (i) the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the Permits, and (ii) the Contractor for approval of the "Cost Proposal" as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall advise Landlord on a scheduled basis to be determined by Landlord, as to Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4 below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule 2 (the "Time Deadlines"), attached hereto. Tenant agrees to comply with the Time Deadlines.

Section 4

Construction of the Tenant Improvements

        4.1    Tenant's Selection of Contractors.    Tenant hereby agrees to the retention by Landlord of Erland Construction, Inc., on behalf of Tenant, for the construction of the Tenant Improvements ("Contractor"). Tenant further agrees that Contractor shall be retained by Landlord on a Construction Management basis at a fee equal to three and nine-tenths percent (3.9%) of the cost of Tenant Improvements. Contractor shall retain only subcontractors designated by Landlord (and approved by Tenant, such approval not to be unreasonably withheld or delayed) in connection with any structural, fire sprinkler, or heating, air-conditioning or ventilation work to be performed in the Premises or for any work to be done to the Base Building or the Building Systems.

        4.2    Cost Proposal.    After the Approved Working Drawings are signed by Landlord and Tenant, Landlord shall cause the Contractor to solicit bids from subcontractors for the construction of the Tenant Improvements and shall provide Tenant with a cost proposal which shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the construction of the Tenant Improvements. Tenant shall approve the cost proposal ("Cost Proposal") and shall deliver the same to Landlord within five (5) business days of the receipt of the thereof. Tenant may revised the Approved Working Drawings to effectuate a cost savings in the Cost Proposal or may request that Contractor obtain additional bids from subcontractors for any portion of the work. Any delay resulting from such revision or such rebidding shall be deemed to be a Tenant Delay under Section 5.4. Upon receipt of the same by Landlord, Landlord shall be released by Tenant to independently retain Contractor, on behalf of Tenant, to commence construction of the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the "Cost Proposal Delivery Date".

        4.3    Construction of Tenant Improvements by Contractor under the Supervision of Landlord.

          4.3.1    Over-Allowance Amount.    The difference, if any, between (i) the amount of the Cost Proposal approved by Tenant and (ii) the amount of the Tenant Improvement Allowance shall be referred to herein as the "Over-allowance Amount". Within five (5) days following approval of the

  Cost Proposal, Tenant shall deliver Landlord cash in an amount equal to fifty percent (50%) of the Over-allowance Amount. The remaining fifty percent (50%) shall be delivered by Tenant to Landlord upon Substantial Completion of Tenant Improvements but, in any event, prior to Tenant's occupancy of the Premises. Landlord shall disburse the Over-Allowance Amount prior to the disbursement of any portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements which increase the cost of the Tenant Improvements, or should the cost of the Tenant Improvements increase for any other reason, such additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount.

          4.3.2    Landlord's Retention of Contractor.    Landlord shall independently retain Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Approved Working Drawings and Landlord shall supervise the construction by Contractor. Landlord shall receive no profit, overhead, general conditions or supervisory fee in connection with Landlord's supervision of the Contractor.

          4.3.3    Indemnity.    Tenant's indemnity of Landlord as set forth in Section 15.2 of the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant, the Architect and Engineers, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements..

          4.3.4    Contractor's Warranties and Guarantees.    The Contractor and each subcontractor employed for the construction of the Tenant Improvements shall guarantee to Landlord and for the benefit of Tenant that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Contractor and each subcontractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Landlord covenants to give to Tenant any assignment or other assurances that may be necessary to effect such right of direct enforcement.

          4.3.5    As-Built Drawings.    At the conclusion of construction, Tenant shall have the Architect update the Approved Working Drawings as necessary to reflect changes made during the course of construction that deviate from the Approved Working Drawings. Tenant shall deliver to Landlord within thirty (30) days following issuance of a certificate of occupancy for the Premises, one "record-set" of as-built drawings of the Premises made on a 4 mil polyester-based permanent mylar or approved equal and two (2) sets of copies of such record drawings certified by the Architect shall to be true and correct (or at Landlord's request, Auto CAD Disk File "As-Builts"). Tenant shall also deliver to Landlord with the record drawings a certification, in a form reasonably acceptable to Landlord, signed by the Architect, certifying that that the improvements as-built are in strict compliance with the Approved Working Drawings as such drawings may have been modified in accordance with Section 3.5 hereof, and are in full compliance with all applicable federal, state, municipal and local laws, ordinances, rules, regulations, codes and orders. Landlord and any lender furnishing financing for the Building may rely upon the above certifications. Such certifications shall survive the expiration of the Lease.

          4.3.6    Insurance Requirements.

          4.3.6.1    General Coverages.    The Contractor and all subcontractors engaged for the purpose of constructing the Tenant Improvements shall carry Worker's Compensation Insurance, Employer's Liability Insurance, Commercial General Liability insurance written on an "occurrence" basis covering bodily injury, personal injury, broad form property damage, premises-operations, products-completed operations with limits of coverage as specified in Section 15.4 of the Lease. All such policies shall comply as to form with the provisions of Section 15.9 of the Lease. Such coverage shall be maintained in force until the Tenant Improvements are fully completed

          4.3.6.2    Special Coverages.    In addition to complying with Sections 15.4.3 and 15.9.4 of the Lease, Tenant shall provide Landlord with a copy of a policy of builder's all-risk insurance in an amount equal to the cost of Tenant Improvements approved by Landlord covering the construction of the Tenant Improvements, any endorsements thereto, and an original certificate of insurance that complies with Section 15.9.2 of the Lease.

          4.3.6.3    General Terms.    Certificates for all insurance carried pursuant to this Section 4.3.6 complying with Section 15.9 of the Lease shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site

          4.3.7    Inspection by Landlord.    In the event that Landlord determines that an error or omission exists in the Approved Construction Drawings such that the Tenant Improvements if and/or as constructed pursuant thereto might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air-conditioning or life-safety systems serving the Building, the curtain wall of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect.

Section 5

Completion of Tenant Improvements
Delay Of Lease Commencement Date

        5.1    Substantial Completion.    For purposes of the Lease, the Tenant Improvements shall be deemed to be "Substantially Complete" upon the date (the date of "Substantial Completion") upon which the Tenant Improvements in the Premises (but specifically excluding Tenant Improvements exceeding those in the Standard Improvement Package in Tenant's "Laboratory" encompassing approximately four thousand [4,000] square feet of Usable Area and work to be performed in installing an additional stairway to the third floor of the Building) have been completed by Contractor pursuant to the Approved Working Drawings so that Tenant can use the Premise for their intended purposes without material interference to Tenant conducting its ordinary business activities, with the exception of any punch list items consisting of incomplete, minor or insubstantial details of construction, mechanical type adjustments or finishing touches like touch-up painting.

        If there is a dispute between Landlord and Tenant as to whether Substantial Completion has occurred the determination of Landlord's architect shall be conclusive and binding on the parties.

        5.2    Notice of Substantial Completion.    Landlord shall give Tenant at least ten (10) days advance notice of the estimated date of Substantial Completion.

        5.3    Correction of Punch List Items.    Within ten (10) days following Substantial Completion of the Tenant Improvements in the Premises, Tenant shall notify Landlord and Contractor, in writing of those a punch list items which need to be completed or corrected. Upon receipt of the punch list, Landlord shall cause the Contractor to proceed diligently to remedy all such items.

        5.4    Tenant Delay of Substantial Completion.    Except as provided in this Section 5.4, the Lease Commencement Date shall occur as set forth in Section 1.2(b) and Article 4 of the Lease. If there shall be a delay in the Substantial Completion of the Tenant Improvements as a direct, indirect, partial, or total result of the occurrence of any of the following events (individually or collectively "Tenant Delay"):

          5.4.1    Tenant's failure to comply with the Time Deadlines unless resulting from an act or omission on the part of Landlord;

          5.4.2    Tenant's failure to timely approve any matter requiring Tenant's approval;

          5.4.3    A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

          5.4.4    Changes in any of the Construction Drawings by Tenant after approval of the same by Landlord or changed required because the same do not comply with Code or other applicable laws;

          5.4.5    Tenant's request for changes in the Approved Working Drawings to effectuate savings in the Cost Proposal or for any other reason;

          5.4.6    Tenant's requirement for materials, components, finished or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Tenant Improvements as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package;

          5.4.7    Changes to the Base Building required by the Approved Working Drawings;

          5.4.8    Any other acts or negligent omissions of Tenant, or its agents, or employees; or

          5.4.9    Delays in commencement of construction of the Tenant Improvements resulting from Tenant requested rebidding of all or any portion of the cost Proposal,

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Tenant Improvements, the Lease Commencement Date shall be deemed to be the date the Lease Commencement Date would have occurred if no Tenant Delay had occurred.

Section 6

Miscellaneous

        6.1    Tenant's Representative.    Tenant has designated the person(s) named in Schedule 2 as Tenant's sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

        6.2    Landlord's Representative.    Landlord has designated the person(s) named in Schedule 2 as Landlord's sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

        6.3    Time of the Essence in This Tenant Work Letter.    Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence..

        6.6    Tenant's Entry Into the Premises Prior to Substantial Completion.    Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Tenant Improvements for the purpose of Tenant installing equipment, furniture, work-stations, fixtures (including Tenant's data and telephone equipment), or other improvements (not included in Tenant Improvements) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.6. All such property or equipment brought into, kept in and stored upon the Premises, or the Building, pursuant to this Section 6.6 shall be at the risk of Tenant only and Tenant shall hold harmless and indemnify, protect and defend Landlord from any claims arising out of damage to, or loss of, same including subrogation claims by Tenant's insurance carrier.

        6.7    Tenant's Lease Defaults.    Notwithstanding any provision to the contrary contained in the Lease, in the event a default described in Section 23.1 of the Lease or under this Tenant Work Letter occurs at any time on or before the Substantial Completion of the Tenant Improvements then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease until such default is cured Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause the Contractor to cease the construction of the Tenant Improvements (in which case, Tenant shall be responsible for any delay in the Substantial completion of the Tenant Improvements caused by such work stoppage and any additional costs arising therefrom), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Tenant Improvements caused by such inaction by Landlord).

        6.8    Tenant's Agents.    All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall conduct their activities around the Premises, Building and the Real Property in a harmonious relationship with all subcontractors, laborers, materialmen and suppliers at the Premises, Building and Real Property.

x

Schedule 1

Standard Tenant Improvement Package

I.
INTRODUCTION

  Except for the work to be done by Landlord in the Premises pursuant to Section 1.4 of the Tenant Work Letter ("Landlord's Premises Work), Tenant shall directly arrange for and complete, at Tenant's expense, all work required to finish the Premises in accordance with the criteria provided herein and to enable Tenant to occupy the Premises for office uses as provided in the Lease.

II.
GENERAL

A.
General

1.
Jurisdiction and Codes: All design and construction performed by Tenant shall conform to the Specifications set forth in this Schedule 1 and shall comply with applicable statutes, ordinances, regulations, laws and codes including, without limitation, the foregoing: The National Electric Code; The Guide of the American Society of Heating, Refrigerating and Air Conditioning Engineers; requirements of Landlord's fire insurance underwriter; and all applicable state building and safety codes, orders and ordinances.

2.
Permits: Prior to the commencement of construction, all Permits shall be obtained by Tenant and posted in a prominent place within the Premises and copies thereof supplied to Landlord.

3.
Materials: Only new, first-class materials shall be used in the construction of the Premises.

4.
Field Conditions: Tenant shall verify all field conditions and dimensions prior to the commencement of construction.

5.
Building: All construction performed by Tenant or Tenant's Agents shall not unreasonably interfere with Landlord's construction, construction by other tenants or the operation of the Building. Construction equipment and materials shall be located in confined areas and truck traffic shall be routed in and from the site as directed by Landlord so as not to burden the construction and/or operation of the Building. Landlord shall have the right to designate parking areas for employees of Tenant and/or Tenant's contractor.

B.
Structural

1.
Any alterations and/or additions and reinforcements to the Building structure to accommodate Tenant's construction shall be subject to prior written approval of Landlord. Tenant shall leave Landlord's structure as strong or stronger than the original design and with all finished unimpaired.

2.
No equipment and machinery shall be installed and/or placed on the roof by Tenant.

3.
Tenant shall not cut into the concrete floor slab.

III.
BUILDING STANDARD SPECIFICATIONS ("SPECIFICATIONS")

A.
Office Partitions

1.
Except as provided in Section 1.4.3 of the Tenant Work Letter, Tenant shall furnish and install all interior partitions within the Premises.

    2.
    To be constructed of 3 5/8" metal studs, 25 gauge at 16" on center with 5/8" gypsum board each side, tape and sanded, ready for paint. Partition to extend 6" above suspended acoustical ceilings.

    3.
    Install/erect metal stud framing to comply with ASTM C754. Providing framing to comply with published details and recommendations of gypsum board manufacturer and comply with U. S. Gypsum, Gypsum Construction Handbook.

    4.
    Install gypsum board in strict compliance with ASTM C840 and Gypsum Association publication 216, Recommend Specifications for the Application and Finishing of Gypsum Board.

    5.
    All columns shall be enclosed with metal stud framing and covered with gypsum board, taped and sanded, ready for paint.

  B.
  Ceilings

  1.
  Tenant shall furnish and install all ceilings and ceiling treatments in accordance with criteria set forth herein. Exposed structure shall not be allowed. All ceilings and suspension systems (including all furring and blocking) shall be of non-combustible materials.

  2.
  Suspended type with Class A 2'0" × 2'0" × 3/4" tile, white, #589 Cirrus, regular edge per Armstrong World Industries, with 9/16", suprafine grid per Armstrong World Industries complying with ASTM C635. The finished ceiling height of 9'0".

  3.
  Provide manufacturer's standard exposed "Tee", commercial quality cold-rolled, electrogalvanized steel grid system, complying with ASTM C635 for "Intermediate-Duty System". Provide attachment devices sized for five times design load indicated by ASTM C635 Table 1 for Direct Hung. Hanger Wire: ASTM A641, galvanized, soft temper, pre-stretched, Class 1 Coating, minimum 12 gauge. Size wire so that stress at three times hanger design load given in ASTM C635, Table 1, Direct Hung, will be less than the yield stress of the wire.

  4.
  Measure each area and layout ceilings to balance panel widths on opposites edges of each ceiling in both directions unless otherwise noted. Avoid use of less than one-half width ceiling units wherever possible.

  5.
  Erect suspension system to comply with ASTM C636 and supported only from building structure. Level main suspension members to within tolerance of 1/8" in 12'0". Splay hangers where necessary and countersplay to balance resulting horizontal forces. Cross brace suspension to prevent lateral sway and displacement during full seismic load prescribed by code.

  6.
  Provide edge moldings at entire perimeter of ceiling, at columns and wherever necessary to conceal edges of acoustical units. Miter corners of edge moldings accurately and connect securely. Do not used exposed fasteners nor pop rivets.

  C.
  Floor Covering

    Tenant shall furnish and install all floor covering in the Premises. Floor coverings shall be finished materials such as carpet, resilient tile, quarry tile, wood flooring or clay tile.

    1.
    Carpet

    a.
    Four options

Option 1:	General carpet—Nylon loop, Mannington Commercial—Principles 25 oz. Redmont
Office/Border Carpet Nylon cut pile, World Contract—W026 Preview #38, Rich Eggplant #1119
Option 2:	General Carpet—Nylon loop, Mannington Commercial—Carthage III, Polaris
Office/Border Carpet—Nylon cut pile, World Contract—W026 Preview #38, Rich Eggplant #1119
Option 3:	General Carpet—Nylon loop—W6I2 Stone Haven, Rustic Iron #3886
Office/Border Carpet—Nylon cut pile, W151 Preview 36, Cavern Clay #1007
Option 4:	General Carpet Nylon loop—World Contract W175 Dover Square 3889 Earthen Jute Office/Border Carpet—Nylon cut pile—W026 Preview II, Color 1118 Jewel Amethyst
      b.
      All carpet shall be direct glue down on the concrete floor slab.

      c.
      Burning Characteristics: Provide materials whose surface burning characteristics, when tested, in compliance with ASTM E84, Class A.

      d.
      Pill Test: Carpet must pass test for flammability, ASTM D2859.

      e.
      Floor Radiant Panel Test: Provide carpet with minimum average radiant flux ratings not less than 0.45 watts/cm2 (class 1) when tested according to ASTM E648.

      f.
      Smoke Density Test: Carpet must pass ASTM E662 test with and without flame.

      g.
      Lightfastness: Provide fade-resistant carpet with rating of not less than 3 international gray scale shade changes after 80 xenon arc standard fading hours; AATCC 16E.

      h.
      Provide Parabond Quick-Release M277 adhesive, water-resistant, non-toxic, non-staining water based latex type recommended by carpet manufacturer and which complied with flammability requirements for installed carpet. "Contract Grade" multi-purpose adhesives are not permitted.

    2.
    Vinyl composition tile shall be standard 12" × 12" × 1/8", Designer series as manufactured by Mannington or equal by Armstrong World Industries. Vinyl composition tile shall be allowed in storage areas only, not to exceed 10% of Premises.

    3.
    Vinyl base shall be 4" high cove at vinyl tile and straight at carpet as manufactured by Johnsonite and conforming to FSS SS-W-40, type II. Install in strict compliance with manufacturers instructions and recommendations.

  D.
  Doors, Frames and Hardware

  1.
  Doors: 3'0" × 7'0" × 1 3/4" solid core cherry wood door stained and with factory finish. Per Weyerhauser:

  a.
  Provide doors bearing NWMA Hallmark certifying compliance with NWMA LS.1 Industry Standard for Wood Flush Doors.

  b.
  Provide written warranty signed by manufacturer agreeing to repair or replace work which exhibits defects in materials or workmanship for life of installation.

  c.
  Provide wood doors from Weyerhauser Company, Algoma Hardwoods, Inc.

  d.
  Cal-Wood Doors or Eggers Hardwood Products.

  e.
  General: Provide ASI PC-5 construction as specified in ASI Quality Standards Section 1300G-3. Core, stiles and rails shall be glued together before sanding. Wood to stiles and rails shall be thoroughly seasoned kiln-dried stock with 5% to 8% moisture content.

  f.
  Solid core for non-fire rated doors shall be 28 to 32 1b./cu.ft. Grade 1-L-1 particleboard conforming to ANSI A208.1, consisting of wood particles bonded together with synthetic resins. Veneers for transparent finishes shall be cherry as specified in Section 06402, at least 1/50" thick, adhered to 1/16" hardwood crossband, core, rails and stiles by hot press method.

  2.
  Door Frame and interior window frames:

  a.
  Hollow metal knock down frame with 2" face as manufactured by Amweld, Ceco Curries, Republic or Steelcraft.

  b.
  Steel gauges: provide frames and components fabricated from the following sheet steel gauges:

  •
  Plaster guards and mortar boxes: 26 gauge

  •
  Interior frames 5'0" wide and smaller: 16 gauge

  •
  Interior frames over 5'0" wide: 14 gauge

  •
  Interior frames for paired doors with hold open devices: 14 gauge

  •
  Exterior frames: 14 gauge

  •
  Floor anchors: 14 gauge

  •
  Strike reinforcement: 14 gauge

  •
  Closer reinforcement: 12 gauge

  •
  Head channel reinforcement for frames over 4'0" wide: 12 gauge

  •
  Hinge reinforcement: 10 gauge

  c.
  Anchors: provide at least three anchors for each jamb; T type for masonry, Z type for metal studs. Provide floor anchors at both sides. Provide UL approved anchors for fire-rated assemblies.

  d.
  Factory Primed: On all surfaces, including galvanized, provide minimum 1.0 mil dry film thickness of baked rust-inhibiting primer which is compatible with finish paint specified in Painting specification section. Prepare surfaces in strict compliance with SDI standards and instructions and recommendations of primer manufacturer.

    3.
    Door Hardware:

    a.
    Provide dull chrome 26D finish for all hardware.

    b.
    Locksets and Latchsets: Provide Schlage "D" series locksets and latchsets, Athens lever handle and 2 1/8" diameter rose. Provide 7-pin cylinders and keyway to Owner's requirements.

    c.
    Hinges and Butts: Full ball bearing 4 1/2 × 4 1/2, full mortise as manufactured by Hager, Lawrence, McKinney or Stanley. Provide two hinges for door sup to and including 5'0" in height, and an additional hinge for each additional 2 1/2' or fraction thereof in height of the door.

    d.
    Bolts and Coordinates: As manufactured by Ives, Glynn-Johnson or Rixson/Firemark.

    e.
    Closers: As manufactured by LCN, Super Smoothee 4040 series. Provide plated metal closer covers matching lock and latch finishes.

    f.
    Floor-mounted stops as manufactured by Ives, Brookline or Glynn-Johnson.

    g.
    Egress Devices: As manufactured by Von Duprin Series 22 at Atrium hold-open doors; Series 55 at other locations. All vertical bars are to be concealed.

    h.
    All cylinders shall be 7pin interchangeable core system by Best or Arrow, according to Owner's requirements.

  E.
  Painting

  1.
  Walls: To receive one prime coat and two finish coats of eggshell latex per Benjamin Moore or equal.

  2.
  Frames: To receive one primer coat and two finish coats of semi-gloss/satin latex per Benjamin Moore.

  3.
  Doors: If not factory finished, doors shall receive one sealer coat and two coats urethane stain finish and two finish coats of semi-gloss/satin latex per Benjamin Moore.

  4.
  Doors: If not factory finished, doors shall receive one sealer coat and two coats urethane satin finish.

  F.
  Wallcovering

  1.
  Minimum $15.00 per yard meeting.

  2.
  Vinyl wall covering shall conform to Federal Specification CCC-W-408, Type II, Class A, Wall Covering Durability Standard: ASTM F793.

  3.
  Adhesive, primer and sealer shall be as recommended by vinyl wall covering manufacturer, each manufactured expressly for use with the selected vinyl wall covering. Material shall be mildew resistant and non-staining to the wall covering.

  4.
  Provide materials bearing U.L. label and marking, indicting the fire hazard classification of the wall covering, as determined by ASTM E84, Tunnel Test.

  5.
  Materials shall comply with U.L. Class A Fire Hazard Classification (Flame Spread 15 max., Field Contributed 25 max., and Smoke Developed 15 max.).

  G.
  Spray Fireproofing

    All spray fireproofing damaged during construction shall be patched and repaired with a matching manufacturer and matching thickness.

  H.
  Plumbing

    All plumbing work shall be performed in compliance with the Commonwealth of Massachusetts plumbing codes and the requirements of the Town of Tewksbury.

  I.
  Fire Protection

  1.
  Sprinkler systems in Tenant areas shall be hydraulically designed and calculated by Tenant's Engineer. Tenant's Engineer shall submit all required hydraulic calculations to prove the hydraulically most remote areas are being protected. Maintain a minimum of 10 psi cushion between required pressure and available pressure. Comply with all Underwriters' and code authorities requirements, including maximum water flow velocity in the fire protection system.

  2.
  Automatic sprinkler systems in areas of light hazard occupancy shall be designed with a minimum design density of .10 GPM per square foot over the hydraulically most remote 1,500 square feet. Maximum protection area per sprinkler head shall be 225 square feet for upright and pendent sprinkler heads, and 196 feet for sidewall sprinkler heads. Hose allowance shall be 250 GPM. Light hazard areas include lobbies, corridors, restrooms, office, open office areas, cafeteria seating areas, fitness centers, locker room and conference rooms.

  3.
  Automatic sprinkler systems in areas of ordinary hazard group I occupancy shall be designed with a minimum design capacity of .15 GPM per square foot over the hydraulically most remote 1,500 square feet. Maximum protection area per sprinkler head shall be 130 square feet. Hose allowance shall be 250 GPM. Ordinary hazard group I areas shall include mechanical rooms, electric rooms, kitchens and general storage areas.

  4.
  Sprinkler heads shall be UL listed and of the automatic closed type and of the temperature rating required. Sprinkler heads shall be located in the center of ceiling tiles. When the ceiling tile is divided into sections by grooved depressions, the sprinkler head shall be located in the center of one of the panels.

  5.
  All recessed and concealed style sprinkler heads shall be of the two-piece type that allows ceiling panels to be removed without shutting down the sprinkler system. All recessed and concealed style sprinkler heads shall be of the 1" field adjustable type.

  6.
  Sprinkler heads in Mechanical Rooms, Storage Rooms and located less than seven (7) feet above the finished floor shall have hard-wire sprinkler guard cages.

  7.
  Sprinkler heads in areas to be finished with hard gypsum board type ceilings shall be concealed pendent style with white cover plate.

  8.
  Sprinkler heads in areas to be finished with hung acoustical tile type ceilings shall be recessed pendent style with polished chrome finish.

  9.
  Sidewall sprinkler heads shall be horizontal style with escutcheon, chrome bright finish.

  10.
  All sprinkler heads shall be installed on minimum 1" outlets from branch lines.

  11.
  All sprinkler heads in light hazard occupancies shall be quick response type.

  12.
  Provide sprinkler protection for all Electric Rooms and Telephone Rooms.

    13.
    All piping materials, fittings, sleeves, hangers, supports, valves, flow switches, supervisory switches, pressure switches shall match base building materials and equipment.

    14.
    Tenant's Engineer shall be responsible for preparing plans and specifications for fit- up of space. Plans shall be stamped by a registered professional engineer.

    15.
    Fire protection hose cabinets, smoke detection devices, fire extinguishers, exit and emergency lighting systems and other such equipment within the Premises shall be installed by Tenant in accordance with the requirements of Landlord's insurance underwriters and state and local codes and regulations.

    16.
    Any deviation from the regular grid pattern or modifications to the fire sprinkler system installed by Landlord required as the result of the installation of Tenant's Improvements or Tenant's use and occupancy of the Premises shall be performed by Landlord's sprinkler contractor, Hampshire Fire Protection Company, Inc., 8 North Wentworth Avenue, Londonderry, NY 03053, telephone (603) 4320-8221, Fax (603) 434-3914.

  J.
  HVAC

  1.
  All HVAC work shall be performed in compliance with the Commonwealth of Massachusetts HVAC codes and the requirements of the Town of Tewksbury.

  2.
  The HVAC system shall consist of a variable air volume (VAV) system. Supply air at 55 degrees shall be provided to the Premises during Building Hours via a medium pressure ductwork system to VAV boxes and a low pressure ductwork system to be installed by Tenant as a part of Tenant Improvements. The Landlord's roof-top units are equipped with has heat for morning warm up.

  3.
  VAV boxes and fan powered VAV boxes, as manufactured by Envirotech, shall be provided as a part of Tenant Improvements for zone control. Interior VAV boxes shall be Envirotech Model SDR, interior zones for open offices shall be sized at 1500 to 2000 SF. Perimeter zone fan powered VAV boxes shall be Envirotech model VFR-EH with electric heat. Perimeter zones for open space shall be sized at 900 to 1000 SF. VAV and fan powered VAV boxes shall be pressure independent with unit manufacturer supplied electronic controls. Boxes shall be interlocked with roof-top units to be full open during morning warm up. Perimeter boxes shall be capable of night setback in addition to morning warm up.

  4.
  Medium pressure ductwork shall be sized at a maximum velocity of 1,800 feet per minute (FPM). Low-pressure ductwork shall be sized at a maximum velocity of 900 FPM.

  5.
  Volume dampers shall be provided at all branch take-offs for balancing.

  6.
  All supply ductwork shall be insulated with 1.5" foil faced fiberglass insulation.

  7.
  Diffusers, registers and grilles shall be manufactured by Titus to match the base building.

  8.
  Tenant shall be responsible for adjusting, testing and balancing of air systems. Balancing shall be performed by an NEBC certified contractor.

  9.
  Tenant's Engineer shall be responsible for preparing plans and specifications for fit-up of space. Plans shall be stamped by a registered professional engineer.

  K.
  Telephone/Data Communication

    All conduit, sleeves, wiring and equipment required for the installation of future Tenant telephone systems is a part of the Tenant Improvements. Main point of entry for telephone service is the telephone/data communications room on the first floor of the Building.

  L.
  Electrical

  1.
  All new fire alarm equipment, devices and wiring in Tenant areas shall match base building. Base building fire alarm system is manufactured by Notifier, AFP-400 Analog Fire Panel.

  2.
  Electrical service to each tenant area shall be derived from the base building switchboard located in the first floor main electrical room. Each tenant area electrical service shall have its own utility meter. Tenant's' Engineer shall contact electrical utility company to request installation of associated utility meter. Tenant is responsible for providing electrical distribution from base building switchboard to tenant area as well as within tenant area fit up.

  3.
  The tenant power allocation is 11 watts/SF which breaks down as follows:

Lighting	1.5 watts/SF
Task Lighting	0.5 watts/SF
Receptacles/Equipment Power	3.5 watts/SF
HVAC VAV and Fan Power VAV's with electric heat	5.5 watts/SF
    4.
    Emergency egress lighting and exit signs in tenant areas shall meet code requirements using individual battery ballasts/packs. Emergency lighting units and exit signs at tenant areas shall match base building. DualLite Liteforms LZ Series and Lite forms LE Series Edge-lite LED exit signs.

    5.
    All electrical materials furnished and installed by Tenant shall be new, shall be National Electrical Code standard, Shall bear the U.L. label and shall be subject to the prior approval of Landlord.

    6.
    Tenant shall submit to Landlord, prior to the commencement of construction, a complete breakdown of total connected load and design data which shall not exceed 11 watts per usable square foot.

    7.
    All electrical work shall be performed in compliance with the Commonwealth of Massachusetts electrical codes and the requirements of the Town of Tewksbury.

    8.
    Lighting fixtures shall be Paramax 2'0" × 4'0" recessed parabolic Troffer light fixtures with a 3" deep louver as manufactured by Lithonia (or approved equal) at one per 100 square feet.

    9.
    Paramax 2'0" × 2'0" recessed parabolic Troffer light fixtures or decorative lighting may be utilized in lobby areas with Landlord's prior written approval.

    10.
    Tenant general contractor shall use base building fire alarm contractor, Northeast Fire Systems, 17 Lincoln Street, Malden, MA 02148, telephone (781) 321-7777, Fax (781) 322-6299.

    11.
    Tenant's Engineer shall be responsible for preparing plans and specifications for fit-up of space. Plans shall be stamped by a registered professional engineer.

Schedule 2

A.	September 15, 2000	Final Space Plan to be completed by Tenant and delivered to Landlord
B.	September 22, 2000	Tenant to deliver Final Working Drawings to Landlord.
C.	October 2, 2000 Contractor	Tenant to deliver Permits to Landlord and
D.	Five (5) days after receipt of the Cost Proposal by Tenant	Tenant to approve Cost Proposal and deliver selected Cost Proposal to Landlord
Tenant's Representative:		David J. Wahr
Landlord's Representative:

Exhibit D

RULES AND REGULATIONS

        Tenant shall comply with, and cause its employees, agents contractors and invitees to comply with, the following Rules and Regulations. If Landlord acts reasonably, in good faith, and in a nondiscriminatory manner in enforcing these Rules and Regulations, Landlord shall not be responsible to Tenant for the failure of any other tenant or occupant of the Building to comply with these Rules and Regulations.. Tenant shall be considered to have read these Rules and Regulations and to have agreed to abide by them as a condition of Tenant's occupancy of the Premises.

        1.    Locks; Keys.    Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys shall be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Landlord agrees to furnish promptly any keys required by Tenant.

        2.    Securing Doors; Admission to Building.    Each Tenant shall be responsible for all person's under that tenant's control authorized to have access to the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building other than during Business Hours (described in Section 11.1 of the Lease) established for the Building. When departing after the Building's normal Business Hours, Tenant and Tenant's employees and agents must be sure that the doors to the Building are securely closed and locked. Any person, including Tenant and Tenant's employees and agents, who enters or leaves the Building at any time when it is locked or at any time considered to be after the Building's normal Business Hours, may be required to sign the register on entering or leaving the Building. Access to the Building may be refused unless the person seeking access has proper identification or has previously arranged a pass for access to the Building. Landlord reserves the right, in the event of invasion, mob, riot, public excitement, or other commotion, to prevent access to the Building or Real Property during the continuance of that event by any means it considers appropriate for the safety and protection of life and property.

        3.    Furniture, Freight and Equipment; Service Deliveries.    No furniture, freight, supplies, equipment, or heavy or bulky material of any kind (other than routine delivery of office supplies office supplies) may be brought into or removed from the Building (or between floors of the Building) without prior notice to Landlord. All incoming and outgoing shipments shall be by way of the rear door only and done only at the times and in the manner designated by Landlord. Hand truck or other wheeled transporters utilized for delivery to or removal of materials and items from the Building (or between floors of the Building) shall be equipped with rubber tires and side guards or similar equipment. Delivery to or removal of materials and items from the Building (or between floors of the Building) shall utilize only the elevator or elevators designated by Landlord for such purpose and then only during such hours and in such manner as may be prescribed by Landlord. Any damage to the Building or any part thereof resulting from the activities described in this Section 3 shall be repaired by Landlord at the expense of the tenant responsible therefor.

        4.    Floor Loading.    The Building floors are designed to carry live loads not exceeding 100 pounds per square foot. Tenant shaft not overload the floor of the Premises. Any damage to any part of the Building or to its contents, occupants, or visitors caused by overloading of the floors in the Premises or the Building shall be the sole responsibility and expense of Tenant.

        5.    Extermination.    If Tenant's Premises becomes infested with vermin due to Tenant's use thereof, Tenant shall, at its sole cost and expense cause the Premises (and such other portions of the Building that have become infested) exterminated by such exterminators as shall be approve by Landlord and at such time(s) and to such extent as the Landlord deems necessary.

        6.    No Disturbance of Other Occupants.    No canvassing, soliciting, leafletting or peddling is permitted in the Building or on the Real Property and Tenant agrees to notify Landlord of any such activities occurring in the Building or on the Real Property and to cooperate with Landlord to prevent same. Tenant shall not disturb, solicit, or canvass any occupant of the Real Property and shall cooperate with Landlord and Landlord's agents to prevent those actions.

        7.    Use of Restrooms; Responsibility for Damage.    The restrooms, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who caused, or whose employees or agents caused, the breakage, stoppage, or damage.

        8.    Permitted Machines.    No machines other than office machines (including food or beverage dispensers or vending machines) of less than one horsepower shall be installed, maintained, or operated on the Premises without Landlord's prior written consent.

        9.    Flammable or Combustible Fluids or Materials.    Tenant shall not use, or keep in or on the Premises, Building, or Real Property, any kerosene, gasoline, or other flammable or combustible fluid or material.

        10.    Noninterference With Others.    Tenant shall not allow the Premises to be occupied or used in a manner causing noise, odors, or vibrations that are offensive or objectionable to Landlord or other occupants of the Real Property. Tenant shall not interfere in any other manner with other tenants or those having business in the Building or Real Property.

        11.    Animals, Birds, and Vehicles.    Tenant shall not bring into, or keep within, the Premises or the Building any animals, birds, or vehicles (e.g., bicycles) except for seeing-eye dogs or other animals or vehicles required by any disabled employee or invitee of Tenant; or hand trucks or other wheeled transporters as permitted under Section 3 of these Rules and Regulations.

        12.    Cooking; No Use of Premises for Improper Purposes.    No cooking shall be done or permitted on the Premises, except that Underwriters' Laboratory (UL)-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate, and similar beverages for employees and visitors. This use must be in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations. The Premises shall not be used for the storage of merchandise, for lodging, or for any improper, objectionable, or immoral purposes. Nothing in this clause shall prevent the serving of catered lunches and other meals in the Premises.

        13.    Automobile Parking.    Landlord may designate certain areas within the Real Property for parking for visitors and/or delivery services. Tenant and Tenant's employees and agents shall not utilize any spaces so designated. Tenant shall furnish Landlord upon request, with the automobile license numbers assigned to Tenant's automobile(s) and those of Tenant's employees.

        14.    Exclusion or Expulsion.    Landlord reserves the right to exclude or expel from the Real Property any person who, in Landlord's reasonable judgment, is under the influence of alcohol or drugs or commits any act in violation of any of these Rules and Regulations. Landlord shall be solely responsible for any lawsuit or other claim alleging violations of any civil rights laws or laws governing public access resulting from any exclusion or expulsion by Landlord.

        15.    Nonsmoking Building.    Smoking is not permitted in the lobbies, restrooms, elevators, halls or stairways or other common areas located within the Building. Except for the area or areas designated by Landlord for such purpose, Tenant and Tenant's employees and agents shall not loiter in or on the entrances, sidewalks, or other exterior common areas for the purpose of smoking tobacco products or for any other purpose

        16.    Disposal of Trash and Garbage.    Tenant shall store all trash and refuse within the interior of the Premises. Tenant shall not place or have placed in any waste basket or refuse receptacle in the Premises any material that may not or cannot be disposed of in an ordinary and customary manner. All

ii

trash and refuse other than that ordinarily and customarily generated by office use shall disposed of by Tenant at such times and in such a manner as may be designated by Landlord.

        17.    Compliance With Safety Regulations.    Tenant shall comply with all reasonable safety, fire protection, and evacuation procedures and regulations established by Landlord or by any government agency. If requested by Landlord, Tenant shall assign, from among its employees, a person or persons to perform specific tasks required in connection with evacuation of the Premises and the Building.

        18.    Protection of Premises.    Tenant shall assume all responsibility, including keeping doors locked and other means of entry to the Premises closed, for protecting the Premises from theft, robbery, and pilferage.

        19.    Blinds, Curtains, and Shades.    No curtains, blinds, shades, or screens other than those furnished by Landlord, shall be attached to, hung in, or used in connection with any window or door of any tenant premises without Landlord's prior written consent. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings attached to the windows in the Premises. Tenant shall not place any bottles, parcels, or other articles on the window sills.

        20.    Obstruction of Common Areas.    The sidewalks, doorways, vestibules, corridors, lobbies, elevators, stairways and other common areas shall not be encumbered or obstructed by any tenant or its agents, employees, licensees or invitees or used for any purpose other than ingress to and egress from tenant's premises. Doors leading from any tenant premises to a corridor or lobby shall be kept closed when not in use.

        21.   Each tenant shall, at its expense, provide artificial light in the premises leased to it for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and while making repairs of alterations in said premises.

        22.    Rules Changes; Waivers.    Landlord reserves the right at any time to reasonably rescind, and/or amend any one or more of these Rules and Regulations or to reasonably promulgate additional Rules and Regulations for the safety, care and cleanliness of the Premises, Building, and Real Property or for the preservation of good order as long as:

          (a)   Such amendment or addition to the Rules and Regulations does not require Tenant to pay additional Rent

          (b)   No amendment or addition to the Rules and Regulations shall be binding on Tenant until the tenth (10th) business day after Tenant receives written notice of the change and no such amendment or change shall apply retroactively; and

          (c)   The Rules and Regulations do not take precedence over the specific terms of the Lease entered into between Landlord and Tenant.

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Exhibit E

JANITORIAL SCHEDULE

General:

  All services to be performed within the office areas of the Building "nightly" shall be performed only during regular cleaning hours for the Building (generally between 6:00 p.m. and 6:00 a.m.. Other services to be performed within the office areas of the building may be performed during regular cleaning hours or between the hours of 1:00 p.m. Saturday and 6:00 a.m. Monday. Notwithstanding the forgoing, window washing may be performed at any time. Upon written request by any tenant, janitorial services provided for herein for that tenant's occupied office areas will be performed by Landlord at greater frequency at such tenant's sole cost and expense.

Office Areas:

  Nightly Cleaning: (Monday through Friday, Holidays excepted)

  1.
  Empty wastepaper baskets, ashtrays and refuse receptacles (and damp dust as necessary). Remove normal office waste paper refuse from the premises. Waste removal, other than normal office waste paper refuse (e.g., bulk packaging, wood or cardboard crates and packaging etc.) shall be tenant's responsibility.

  2.
  Dust/sweep hard surface flooring.

  3.
  Vacuum clean all carpeted areas and rugs.

  4.
  Dust and wipe clean all horizontal surfaces, including furniture and equipment within normal reach.

  Periodic Cleaning:

  1.
  Do high dusting not reached in daily cleaning and all vertical surfaces such as walls, partitions and doors (to be performed approximately every three months).

  2.
  Damp mop hard surface flooring weekly.

  3.
  Buff resilient tile floors as needed.

  4.
  Wash and wax resilient tile floors (2 times a year)

  5.
  Wipe down entrance doors and clean glass sidelights as necessary but not less than weekly.

  6.
  Relamp, as required, all ceiling mounted standard office building lighting fixtures (but not task, decorative or specialized fixtures).

Building Lavatories:

  Nightly: (Monday through Friday, Holidays excepted)

  1.
  Sweep and wash floors.

  2.
  Wash and polish all mirrors, dispensers and receptacles.

  3.
  Wash toilet seats, wash basins bowls and urinals.

  4.
  Remove finger marks and smudges from toilet partitions, and walls.

  5.
  Empty and clean paper towel and sanitary napkin disposal receptacles

  6.
  Replenish paper towel, toilet tissue, soap and sanitary napkin dispensers.

  Monthly:

  1.
  Wash partitions and tile walls.

  2.
  Wash all waste receptacles.

Building Lobbies and Common Areas:

  Daily:

  1.
  Wipe down entrance doors and clean glass.

  2.
  Vacuum elevator carpets and wipe down doors and walls.

  3.
  Vacuum carpeting in elevator lobbies.

  4.
  Dust/sweep hard surface flooring in lobby areas

Window Washing:

  Wash all exterior window glass, inside and outside surfaces, subject to delays occasioned by inclement weather (not less than 2 times each year)

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Exhibit F

GUARANTY

intentionally deleted

Exhibit G

LETTER OF CREDIT

To be inserted here

DRAFT OF STBY L/C

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBOOISXXXX

DATE: OCTOBER. XX, 2000

BENEFICIARY:
XXXXXXXXX
XXXXXXXXX
XXXXXXXXX
    AND/OR
XXXXXXXXX
XXXXXXXXX
XXXXXXXXX

APPLICANT:
XXXXXXXXX
XXXXXXXXX
XXXXXXXXX

AMOUNT: US$750,000.00 (SEVEN HUNDRED FIFTY THOUSAND AND 00/100 U.S. DOLLARS)

EXPIRATION DATE: XXXXXXX, 2001

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBOOISXXXX IN YOUR FAVOR AVAILABLE WITH SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTN: INTERNATIONAL DEPARTMENT BY PAYMENT OF A DRAFT MADE PAYABLE TO THE ORDER OF EITHER OF YOU AND DRAWN BY EITHER OF YOU ON US AT SIGHT AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.
THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2.
A DATED CERTIFICATION FROM EITHER OF THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

(A)
"THE AMOUNT REPRESENTS FUNDS DUE AND OWING TO US AS A RESULT OP THE APPLICANT'S FAILURE TO COMPLY WITH ONE OR MORE OF THE TERMS OF THE TERMS OF THAT CERTAIN LEASE BY AND BETWEEN (INSERT BENEFICIARY'S NAME), AS LANDLORD, AND (INSERT APPLICANT'S NAME), AS TENANT."

-OR-
(B)
"(INSERT BENEFICIARY'S NAME) HEREBY CERTIFIES THAT IT HAS RECEIVED NOTICE FROM SILICON VALLEY BANK THAT THE LETTER OF CREDIT NUMBER SVB00ISXXXX WILL NOT BE RENEWED AND THAT IT HAS NOT RECEIVED A REPLACEMENT LETTER OF CREDIT FROM (INSERT APPLICANT'S NAME) SATISFACTORY TO (INSERT BENEFICIARY'S NAME) AT LEAST FORTY FIVE (45) DAYS PRIOR TO THE CURRENT EXPIRATION DATE OF THIS LETTER OF CREDIT."

1

PARTIAL DRAWS ARE ALLOWED. THIS ORIGINAL LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE SILICON VALLEY BANK NOTIFY BENEFICIARY AND APPLICANT BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND JANUARY 31, 2011.

PROVIDED THAT (1) YOU HAVE NOT PROVIDED US WITH WRITTEN NOTICE OF APPLICANT'S DEFAULT, WHICH MUST BE SENT TO US AT SILICON VALLEY BANK, INTERNATIONAL BANKING DIVISION, MAIL SORT NC 411, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: LETTERS OF CREDIT DEPARTMENT BY FEDEX OR OTHER OVERNIGHT COURIER SERVICE, MENTIONING THE ABOVE REFERENCED LETTER OF CREDIT, ON OR BEFORE THE DATE WHICH IS TEN (10) DAYS PRIOR TO THE EFFECTIVE DATE OF ANY REDUCTION, AS SET FORTH BELOW, AND (2) NO DRAWING HAS OCCURRED HEREUNDER, THE AMOUNT OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT SHALL BE AUTOMATICALLY DECREASED, WITHOUT AMENDMENT, ON THE EFFECTIVE DATE INDICATED BELOW PROVIDED THAT THE AGGREGATE AMOUNT EXCEEDS THE FOLLOWING AGGREGATE AMOUNT:

EFFECTIVE DATE	AGGREGATE AMOUNT
JUNE 1, 2004	USD500,000.00

DOCUMENTS MUST BE FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTN: INTERNATIONAL DEPARTMENT.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

2

NON-DISCLOSURE AGREEMENT

        THIS AGREEMENT is made on Nov 3rd, 2000 by and between Starent Networks Corp. (hereinafter "Starent"), a Delaware corporation and RAJESH VAIDHEESWARRAN (hereinafter "Candidate").

        1)    Purpose.    Starent and Candidate wish to explore potential employment under which Starent may disclose its Confidential Information to Candidate.

        2)    Definition.    "Confidential Information" means any information, technical data, or know-how, including, but not limited to, that which relates to research, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances, which Confidential Information is designated in writing to be confidential or proprietary, or if given orally, is confirmed promptly in writing as having been disclosed as confidential or proprietary. Confidential Information does not include information, technical data or know-how which (i) is in the possession of the receiving party at the time of disclosure as shown by the receiving party's files and records immediately prior to the time of disclosure; (ii) prior or after the time of disclosure becomes part of the public knowledge or literature, not as a result of any inaction or action of the receiving party; (iii) is approved for release by the disclosing party in writing; or (iv) is independently developed by the receiving party.

        3)    Non-Disclosure of Confidential Information.    Candidate agrees not to use the Confidential Information disclosed to them by the Starent for its own use or for any purpose except to carry out discussions concerning, and the undertaking of, any relationship between the two parties. The Candidate agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of Starent in order to prevent it from falling into the public domain or the possession of persons other than the Candidate.

        4)    Return of Materials.    Any materials or documents which have been furnished by Starent will be promptly returned, accompanied by all copies of such documentation, after the business possibility has been rejected or concluded.

        6)    No License Granted.    Nothing in this Agreement is intended to grant any rights to the Candidate under any patent, copyright, trade secret or other intellectual property right nor shall this Agreement grant the Candidate any rights in Starent's Confidential Information.

        7)    Term.    The foregoing commitments of either party in this Agreement shall survive any termination of discussions between the parties, and shall continue for a period of three (3) years following the date of disclosure of the Confidential Information.

        8)    Miscellaneous.    This Agreement shall be binding upon and shall be for the benefit of Starent, it's successors and assigns.

        9)    Governing Law and Jurisdiction.    This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, and shall be binding upon the parties hereto in the United States and worldwide.

CANDIDATE:
Signature:	/s/ RAJESH VAIDHEESWARRAN
Name:	Rajesh Vaidheeswarran
Date:	Nov 3rd 2000

October 24, 2000

Starent Networks, Inc:
187 Ballardvale Street
Suite A-225
Wilmington, Massachusetts 01887

  Re:
  Office Lease of even date herewith between North Tewksbury Commons, L.L.C. ("Landlord") and Starent Networks, Inc. ("Tenant") for premises located in the Apple Hill III Office Building, Tewksbury, Massachusetts (the "Building")

Dear Sir/Madam:

        In connection with the above-referenced lease, this letter shall confirm the agreement between Landlord and Tenant regarding the construction of a stairway extension from the second floor to the third floor of the Building. The Landlord has agreed to complete construction of the stairway extension as soon as reasonably possible. In the event that the stairway extension is not completed when Tenant takes occupancy of the Premises demised under the lease, then Landlord shall use reasonable efforts to minimize any effect the construction of the stairway extension may have on Tenant's use and occupancy of the Premises. Tenant has agreed to pay fifty percent (50%) of the cost of such construction, provided that in no event shall Tenant have any obligation to pay more than Twenty Thousand Dollars ($20,000.00) on account of such construction. Upon completion of the plans for the stairway extension, the architect will compute the changes in the usable area of the third floor and this change, together with the necessary adjustment in rent and in Tenant's Share, will be incorporated into an amendment of the lease.

        If the foregoing meets your understanding of our agreement, please sign execute and return a copy of this letter at the time of lease execution.

Very truly yours,

NORTH TEWKSBURY COMMONS, L.L.C.
By:	/s/ JAMES T. CHADWICK
	Name:	James T. Chadwick
	Title:	Member

Agreed to and accepted this 24 day of October, 2000

STARENT NETWORKS, INC.
By:	/s/ ALICE P. BARBER
	Name:	Alice P. Barber
	Title:	VP Finance & Administration

FIRST AMENDMENT TO LEASE

        THIS FIRST AMENDMENT TO LEASE ("Amendment"), dated as of the 31st. day of December, 2000, by and between North Tewksbury Commons, L.L.C., a Massachusetts limited liability company ("Landlord") and Starent Network, Inc., a Delaware corporation ("Tenant").

W I T N E S S E T H

        WHEREAS, Tenant, has previously entered into a certain lease with Landlord dated October 24, 2000 ("Lease") for third floor of the building situated at 30 International Place in Tewksbury, Massachusetts; and

        WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease upon the terms and conditions hereinafter set forth; and

        WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease.

        NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

        1.     The Rentable Square Footage in Section 1-1(b) is amended to read 19,281.

        2.     Section 1.3 of Article 1 is deleted in its entirety and the following substituted in lieu therefor:

    Section 13 Base Rent (Article 5).

    (a)
    Lease Years I through 3, the sum of $510,946.50 annually, payable in equal monthly installments of $42,578.86 per Rentable Square Foot.

    (b)
    Lease Years 4 and 5, the sum of $549,508.50 annually, payable in equal monthly installments of $45,792.38.

        3.     The Tenant Improvement Allowance in Section 1.10 is amended to read $385,620.

        4.     Except as expressly modified by this First Amendment, the Lease is hereby ratified and confirmed.

        In WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment on the day and year first above written.

LANDLORD:
NORTH TEWKSBURY COMMONS, L.L.C. a Massachusetts limited liability company
By:	/s/ JAMES T. CHADWICK
	Name:	James T. Chadwick
	Title:	Member
TENANT:
STARENT NETWORK, INC. a Delaware corporation
By:	/s/ ALICE P. BARBER
	Name:	Alice P. Barber
	Title:	Vice President of Finance & Admin.

2

SECOND AMENDMENT TO LEASE

        This Second Amendment to Lease ("Second Amendment"), dated as of the 1st day of June, 2005, by and between NORTH TEWKSBURY COMMONS, L.L.C., a Massachusetts limited liability company ("Landlord") and STARENT NETWORKS, CORP., a Delaware corporation ("Tenant"),

WITNESSETH

        WHEREAS, Tenant has previously entered into a certain Lease with Landlord dated October 24, 2000 (the "Original Lease), as amended by a First Amendment to Lease dated December 31, 2000 (the "First Amendment; as so amended, the "Lease") for 19,281 rentable square feet, being the entire rentable area of the third floor of the building situated at 30 International Place in Tewksbury, Massachusetts;

        WHEREAS, Network Appliances, Inc. is the current tenant of the rentable area on the first and second floor of said building pursuant to a lease dated December 1, 2000, as amended by a First Amendment to Lease dated December 31, 2000 (as so amended, the "NA Lease; the premises demised under the NA Lease are referred to herein as the "NA Premises");

        WHEREAS, Tenant subleases portions of the NA Premises with said Network Appliances, Inc., and contemporaneously with this Amendment is entering to an amendment of its sublease with NA (as so amended, the "NA Sublease") to sublease the remainder of the NA Premises as it becomes available such that Tenant with become the subtenant of the entirety of the NA Premises for the remainder of the term of the NA Lease and, by operation of the Lease and the NA Sublease, the occupant of the entire Building;

        WHEREAS, Landlord and Tenant have agreed (1) to extend the initial Lease Term to be co-terminous with the expiration of the term of the NA Lease, (2) to reduce the Base Rent under the Lease and modify the Base Year, (3) to amend the Lease to provide that if Tenant elects the Option Term provided in Section 4.5 of the Lease, the Premises demised under the Lease will be expanded to include the NA Premises; (4) to amend the Lease to coordinate the occupancy of space in the Building by Tenant under the Lease and the NA Sublease, and (5) to amend certain other provisions of the Lease, all on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby act and agree as follows:

        1.    Defined Terms.    Capitalized terms which are used in this Second Amendment and are defined in the Lease shall have the same meanings as set forth in the Lease.

        2.    Term.    Section 1.2 of Article 1 of the Lease is hereby amended by deleting subsection (a) and subsection (c) in their entirety and substituting the following:

  "(a)
  Lease Term (Section 4.1):    Approximately ten (10) years and nine (9) months, plus the partial month, if any, commencing on the Lease Commencement Date and expiring on the Lease Expiration Date (as hereinafter defined in subsection (c)).

  [Subsection (b) is not amended.]

  (c)
  Lease Expiration Date (Section 4.1): February 28, 2011."

        3.    Base Rent.    Section 1.3 of Article 1, as previously amended by paragraph 2 of the First Amendment, is hereby further amended by deleting subsection (b) contained in the First Amendment and substituting the following new subsection (b), and by adding a new section (c), as follows:

  "(b)
  Lease Years 4 and Lease Year 5, through and including May 31, 2005, the sum of $549,508.50 annually, payable in equal monthly installments of $45,792.38.

  (c)
  From and after June 1, 2005, (the "Rent Adjustment Date"), the sum of $347,058.00 annually, payable in equal monthly installments of $28,921.50 (calculated at the rate of $18.00 per rentable square foot)."

        4.    Base Year.    Section 1.4 of Article 1 is hereby amended by deleting subsection (a) in its entirety, and substituting the following:

  "(a)
  Base Year: The calendar year of 2001; effective on January 1, 2006, the Base Year will be calendar year 2005."

        5.    Calculation of Base Rent during Option Period.    Section 4.5.2 of Article 4 is hereby amended by inserting after the first sentence the following:

        "For purposes of calculating the minimum amount of Rent payable during the Option Term pursuant to the immediately preceding sentence, the Base Rent per rentable square foot in effect for Tenant immediately before the Option Term under this Lease shall be applied to the entire rentable area of the Building, and Tenant's share of Direct Expenses payable by Tenant immediately prior to the Option Term shall be deemed to be 100% of the Direct Expenses for the Building in excess of Direct Expenses for the Base Year."

        6.    Tenant Improvement Allowance.    Landlord shall disburse to Tenant an additional Tenant Improvement Allowance (the "Additional TIA") of $100,000.00 to pay in part the cost of the additional Tenant Improvements described in Exhibit B to be constructed by Tenant. The plans and specifications for such additional Tenant Improvements and any other Alterations to be made by Tenant shall be submitted to Landlord for consent pursuant to Section 13.1 of the Lease, and all such Alterations shall be performed in accordance with Article 13 of the Lease. Landlord shall not be required to make more than two disbursements of the Additional TIA, based upon requisitions submitted by Tenant to Landlord with reasonable evidence of the cost incurred in performing the improvements elected by Tenant, provided that Landlord may retain 10% of the first disbursement pending completion of the additional Tenant Improvements, and shall not be required to disburse the final payment until all of the alterations submitted by Tenant to Landlord for approval have been completed, and Tenant shall have delivered to Landlord the materials set forth in the last sentence of Section 13.3 of the Lease and evidence of full payment for such additional Tenant Improvements and unconditional final waivers of all liens for labor, services, or materials.

        7.    Landlord's Work.    Landlord shall cause the following work ("Landlord's Work") to be performed:

  (a)
  Install two (2) empty conduits leading from the first floor of the Building to the third floor.

  (b)
  Increase the switchboard serving the Premises from 1200 ampere service to 1600 amperes; remove all 200 ampere meters, and replace one meter section at 800 amperes to 1000 amperes. (Tenant acknowledges that this portion of Landlord's Work will require a shut down of electrical power over a weekend, and Tenant agrees to coordinate and cooperate with Landlord to permit such work to be performed in a timely manner. Tenant further agrees that, if required by Landlord at the expiration or earlier termination of the Term of the Lease, Tenant shall remove the single meter for the Building to be installed by Landlord pursuant to this subsection and replace it with one (1) meter serving the rentable area of each floor of the Building and all necessary wiring and appurtenances).

  (c)
  Construct an exterior concrete loading platform at grade level and a pair of metal doors, measuring 3' X 8'10" each, with a metal frame at the north end of the Building in the location shown on the plan attached hereto as Exhibit A. Tenant will supply and install any required lift. Landlord will construct the required canopy and pit in which such lift will be located

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    provided such requirements are substantially similar to the requirements for the Autogrip PLT-C lift which Tenant currently proposes to use.

        Landlord shall obtain all required permits and approvals for Landlord' Work. Landlord shall complete Landlord's Work within the later to occur of one hundred twenty (120) days of execution of this Second Amendment or one hundred twenty (120) days following issuance of any governmental permit or approval required for Landlord's Work (which permits and approvals Landlord agrees to promptly apply for and to thereafter diligently pursue issuance thereof), subject to delays caused by unseasonable weather, failure by Tenant to timely furnish plans or to timely respond to Landlord's request for a determination relating to a construction matter or to timely furnish other information, shortages of materials, any acts or negligent omissions of Tenant or its agents or employees, unavailability or delays in delivery of specialty equipment, strikes or other matters not in the reasonable control of Landlord, and subject to an extension equal to the period of delay if the municipal authorities do not inspect the same as required for approval within two (2) business days of request. Subject to the foregoing, if Landlord's Work is not substantially complete within the time hereinabove set forth, Base Rent shall partially abate in an amount equal to $500.00 per day until Landlord's Work is substantially complete (i.e., sufficiently complete to be lawfully used for its intended purpose, subject to completion of punchlist items)

        8.    Security Deposit.    Notwithstanding Section 7.8 of the Lease to the contrary, provided that Tenant is not then in default under the Lease, on the Rent Adjustment Date, the amount of the Letter of Credit required pursuant to Section 1.5 and Article 7 of the Lease shall be reduced to $250,000.00. On each anniversary of the Rent Adjustment Date, the amount such Letter of Credit shall be reduced by $50,000.00 provided Tenant is not then in monetary or other material default under the Lease and has not been in such default under the Lease during the prior twelve-month period, and Tenant's financial condition has not materially adversely changed since the Rent Adjustment Date as evidenced by financial statements furnished to Landlord not less than sixty (60) days prior the time the Letter of Credit is to be reduced, but in no event shall such Letter of Credit be reduced below an amount equal to Base Rent for a two month period ($57,843.00 until the Premises are expanded pursuant to Paragraph 12 below upon the expiration or earlier termination of the NA Lease). In the event Tenant elects the Option Term, and as a condition thereto, the Letter of Credit (or cash security deposit) shall be increased to an amount equal to two months' Base Rent for the expanded Premises at the rate in effect for the commencement of the Option Term.

        9.    Recapture Right; Permitted Co-Occupancy.    Notwithstanding anything in Article 18 of the Lease to the contrary, Landlord's option to recapture set forth in Section 18.5 of the Lease shall apply only to subleases by Tenant with a term expiring on or within one (1) year prior to the Lease Expiration Date. All other terms and provisions of said Article 18 shall continue to apply to such subleases and to all other Transfers by Tenant. In addition, notwithstanding anything in Article 18 of the Lease to the contrary, Tenant shall be permitted, without Landlord's consent, to use from time to time a portion of the Premises up to 5,000 square feet for occupancy by either start-up entities sponsored by or affiliated with Tenant or its principals, or employees of an entity with which Tenant is engaged in a joint venture project provided that (a) such space is not separately demised, (b) Landlord shall not be responsible to or liable to any such entity for any obligation of Landlord set forth herein, (c) Tenant shall remain responsible for compliance with the terms and conditions of this lease with respect to the portion occupied by such entity, and (d) Tenant shall indemnify Landlord from and against any loss, cost or damage resulting from such entity's occupancy of the Premises (except to the extent arising from the negligence or willful misconduct of Landlord, its employees, agents or contractors).

        10.    Alterations.    Pursuant to Section 13.1 of the Lease, Landlord consents to the Alterations in the Premises and the NA Premises schematically described in Exhibit B to be constructed by Tenant. The plans and specifications for such Alterations and any other Alterations to be made by Tenant shall be submitted to Landlord for consent pursuant to Section 13.1 of the Lease, and all such Alterations

3

shall be performed in accordance with Article 13 of the Lease. Landlord agrees that the Alterations described in Exhibit B are not required to be removed at the expiration of the Lease Term, except that the open plan final test and assembly space with ESD flooring to be located in the North Pod on the first floor the Building and containing approximately 10,974 rentable square feet, will be restored by Tenant at the end of the Lease Term, at Tenant's sole cost and expense in accordance with the Standard Improvement Package set forth in Schedule 1 to Exhibit C (Tenant Work Letter) to the Lease except that no finished floor coverings shall be required but the floor shall be left in a condition to accept carpeting.

        11.    Defaults under the NA Sublease.    Tenant covenants to perform its obligations under the NA Sublease, and agrees that any default by Tenant as subtenant under the NA Sublease continuing beyond the applicable notice and grace period, if any, provided in the NA Sublease shall, at the option of Landlord, without any further grace period, constitute a default by Tenant under the Lease.

        12.    Extension of Lease Term; Expansion of the Premises.    The parties acknowledge and agree that the Lease Expiration Date, February 28, 2011, is the scheduled expiration date of the term under the NA Lease. Section 4.5 of the Lease, granting Tenant the option to extend the Lease Term for one (1) period of five (5) Lease Years remains in full force and effect, except that the Premises for the Option Term shall include the original Premises and the NA Premises, such that Tenant shall occupy the entire rentable area of the Building under the Lease. Tenant shall not be permitted to extend the Lease Term with respect to the original Premises only. Rent for said Option Term shall be determined with respect to the Premises as so expanded in the manner provided in said Section 4.5, as modified by Paragraph 5 of this Second Amendment, for said Option Term, and Tenant's Share shall be 100% during the Option Term.

        13.    Permitted Use.    Section 1.6 of the Lease is hereby deleted in its entirety, and the following substituted in its place:

        "Section 1.6 Permitted Use (Section 8.1): General office use, research and development and light assembly and final testing of assembled products, but not manufacturing or testing of raw or constituent materials."

        14.    Exterior Signage.    The Lease is hereby further amended by adding the following new Section 29.2.6:

  "Section 29.2.6. Building Name; Tenant's Signage Rights.

  For so long as Tenant occupies more than fifty percent (50%) of the rentable square footage of the Building, Landlord shall not change the name of the Building. Tenant shall not have or acquire any property right or interest in the name of the Building, but Tenant may use the name of the Building or pictures or illustrations of the Building in advertising or other publicity during the Lease Term.

  Tenant shall have the right, notwithstanding any other provisions of this Article 29, at its sole cost and expense, to install a sign (the "Exterior Sign") on the exterior of the Building, and/or on the existing monument sign, which will be limited to Tenant's name and established publicly-recognized logo. The dimensions, material, color, design, content, location and method of fastening to the Building, if applicable, shall be subject to the review of Landlord's architect and to Landlord's written approval which approval shall not be unreasonably withheld or delayed

  Tenant shall be responsible (at its sole cost and expense) for obtaining all necessary governmental permits, approvals and authorizations for the approved Exterior Sign. Copies of all such permits, approvals and authorizations shall be delivered to Landlord prior to Tenant performing any work on the exterior of the Building. In addition, Tenant shall, at its sole cost and expense, (i) pay for all work and materials, permits, and approvals necessary for the erection of the Exterior Sign

4

  (ii) continuously throughout the Term of this Lease, maintain and repair the Exterior Sign and (iii) upon any expiration or earlier termination of the Term of this Lease, remove the Exterior Sign and repair any and all damage resulting from the installation and removal of such Exterior Sign.

  It is expressly agreed and understood that Landlord shall not be responsible for any costs or expenses in any way pertaining or related to the installation, repair, maintenance or removal of the Exterior Sign. The provisions of Article 13 of the Lease shall be applicable to Tenant's installation of the Exterior Sign.

  For so long as this Lease remains in effect, Landlord shall not install or erect any other monument signage or signage on or within the Building, or any other signage that interferes with the visibility of any building signage installed by Tenant from International Drive or Interstate Route 1-495. Landlord will cooperate reasonably with Tenant, at no expense to Landlord, with respect to allocation of signage for any subtenant of Tenant occupying space in the Building."

        15.    Use of Common Areas.    So long as Tenant occupies the entire rentable area of the Building under the Lease and the NA Sublease, or under the Lease only (i.e. during the Option Term), Tenant shall have the right to maintain a reception area in the first floor lobby of the Building ("Building Lobby") so long at Tenant's use complies with all applicable zoning and building codes an does not place the Building in noncompliance with any zoning or other governmental rule or regulation and further provided that (a) Article 13 shall apply to any Alterations made by Tenant to the Building Lobby, but, notwithstanding anything in said Article 13 or elsewhere in the Lease to the contrary, Landlord may withhold its consent to Alterations in the Building Lobby in its sole discretion, but which consent shall be deemed granted if Landlord fails to respond within fifteen (15) days after Tenant has given Landlord a reminder notice (which reminder notice may be given no sooner than fifteen (15) days after Tenant has requested Landlord's consent for an Alteration to the Building Lobby), (b) at the expiration or earlier termination of the Term of the Lease, Landlord Tenant shall restore the Lobby Area altered by Tenant to the condition they were in prior to such Alteration, (c) in making Alterations to the Building Lobby, Tenant may riot alter or affect the Building Systems, and (d) Tenant hereby agrees to indemnify Landlord from and against any loss, cost or damage resulting from Tenant's exercise of its rights hereunder, except to the extent arising from the negligence or willful misconduct of Landlord, its employees, agents or contractors. In addition, Tenant and its agents, employees or contractors shall have access to the electrical room(s) and telephone room serving the Building, but not to the rooms housing mechanical (elevator and fire sprinkler) systems for repair or maintenance of equipment serving Tenant's Premises. Such use shall be in common with Landlord. Tenant agrees that such rooms shall be kept locked at all times when Tenant is not accessing same for the above stated purpose. Tenant hereby agrees to indemnify Landlord from and against any loss, cost or damage resulting from Tenant's exercise of its rights hereunder (except to the extent arising from the negligence or willful misconduct of Landlord, its employees, agents or contractors), including without limitation, any loss or damage to any Building System or resulting from unauthorized access to the electrical or telephone rooms.

        16.    Service Providers.    Landlord has advised Tenant that Massachusetts Electric is the utility company selected by Landlord to provide electrical service for the Building. Landlord agrees not to change the electrical service provider for the building without the prior written consent of Tenant, which consent shall not be unreasonably withheld. Notwithstanding the forgoing and the provisions of Section 11.4 of the Lease to the contrary, and if permitted by law, Tenant shall have the right so long as Tenant occupies the entire Rentable Area of the Building under the Lease and the NA Sublease, upon notice to Landlord, to contract (or to have Landlord to contract) for service for the Building from a different company providing electric service (the "Alternate Service Provider) provided that Landlord has no commercially reasonable objection to such provider.

5

        Landlord agrees, at Tenant's expense, to cooperate with Tenant and the Alternate Service Provider at all times and, as reasonably necessary, to allow Tenant and the Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any electrical switchgear within the Building. Any changes to Building systems shall require Landlord's prior consent. Tenant shall pay for all costs associated with any change in such service provider, including the cost of any new utility equipment. Tenant shall indemnify and hold Landlord harmless for all losses, claims, demands, expenses and judgments against Landlord cause by or arising out of, either directly or indirectly any act or omission of the Alternate Service Provider.

        Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of (i) any change, failure, interruption, disruption, or defect in the supply or character of the electric energy furnished to the Building or the Premises (either under the Lease or the NA Sublease) by any such Alternative Service Provider, or (ii) if the quantity or character of the electric energy supplied by the Alternate Service Provider is no longer available or suitable for Tenant's requirements, and (iii) no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive evection, in whole or in part, or entitle Tenant to any abatement or diminution of Rent or relieve Tenant from any of its obligations under the Lease.

        If Tenant shall elect to contract for services for the Building from an Alternate Service Provider, Tenant shall, at Landlord's election, exercised on or prior to the Lease Expiration Date (or on or prior to the expiration of the Option Term should Tenant exercise the Option granted to it pursuant to Section 4.5 of the Lease) contract for electrical service for the Building to be provided by Massachusetts Electric or a different company providing electric service specified by Landlord. Tenant shall pay for all costs associated with any change in such service provider, including the cost of any new utility equipment.

        17.   Landlord shall use best efforts to contract with service providers furnishing janitorial services for the Premises (Subsection 11.1.4), Security Services (Subsection 11.1.6), and snow plowing and removal and landscaping services on the Real Property, at commercially reasonable and competitive rates. Tenant shall have the right, by written notice to Landlord, to request that Landlord obtain competitive bids for the furnishing of such services. If so requested by Tenant, Landlord shall solicit such bids (but not more often than annually) and shall furnish copies thereof to Tenant for review and comment. Notwithstanding the forgoing, Landlord reserves the sole and exclusive right to award the contract for such services and shall not be required to accept the lowest bid, provided that (a) the furnishing of such services is performed in a manner consistent with, and at a cost consistent with, other first class office buildings in the Massachusetts 1-495 area, and (b) if Tenant delivers written notice and reasonable evidence to Landlord that such services are being performed in a deficient matter and has not been remedied within a commercially reasonable amount of time after written notice of such deficiency to such service provider, Landlord shall select a different provider for such services in the manner and subject to the terms and conditions set forth in this paragraph.

        18.    Landlord's Property Insurance.    Section 15.12 of the Lease is hereby amended by deleting the second sentence in its entirety, and substituting the following: "Such coverage shall be replacement cost, with an agreed value endorsement, from such companies and upon such other terms and conditions and contain such other endorsements as Landlord may from time to time reasonably determine.

        19.    Tenant's Default.    Section 23.1(a) of the Lease is hereby deleted in its entirety, and the following subsection is substituted in its place:

          "(a) Tenant's failure to pay when due any Rent or other amount required to be paid under this Lease and such failure continues for five (5) days following written notice from Landlord to Tenant; provided, however, that should Tenant fail to pay Base Rent when due on two (2) occasions within a twelve (12) month period, for al period of twenty-four (24) months

6

  thereafter, Tenant's failure to pay Base Rent when due shall constitute a default by Tenant under this Lease if such failure continues for five (5) days after the same is due without the necessity of Landlord giving written notice of such failure as herein provided;"

        20.    Antennae.    A new section 30.23 is hereby added to the Lease, as follows:

          "Section 30.23 Antennae.    Tenant shall have the right to use space on the roof of the Building (the "Roof Space") for the purpose of installing (in accordance with Article 13 of this Lease), operating and maintaining not more than two (2) satellite dishes or antennae of a size and height approved by Landlord, which approval shall not be unreasonably withheld (the "Dish/Antenna") on the terms and conditions hereinafter set forth.

              (i)  The exact location of the Roof Space shall be reasonably designated by Landlord, taking into account the technical requirements of the equipment. Landlord reserves the right to relocate the Roof Space to another reasonably appropriate location from time to time as is deemed necessary by Landlord during the Term. Tenant shall be responsible for the cost of any relocation that is necessitated by the performance of any maintenance or repairs to the Building or the installation of any cooling towers, generators or other equipment that is being installed to serve the Building, and when Landlord designates the Roof Space, Landlord shall give Tenant notice of any such maintenance, repair or installations then scheduled to occur which would require such relocation. Landlord shall be responsible for the cost of any relocation that is not necessitated by the performance of maintenance or repairs or the installation of such equipment. Landlord's designation of the Roof Space location shall take into account Tenant's use of the Dish/Antenna. Notwithstanding the foregoing, Tenant's right to install the Dish/Antenna shall be subject to the reasonable approval rights of Landlord and Landlord's architect and/or engineer with respect to the plans and specifications of the Dish/Antenna, the manner in which the Dish/Antenna is attached to the roof or the Building and the manner in which any cables are run to and from the Dish/Antenna, it being agreed that, in connection with the installation of the Dish/Antenna, Tenant shall have the right to run cable to interconnect the Premises and the Dish/Antenna. The precise specifications and a general description of the Dish/Antenna along with all documents Landlord reasonably requires to review the installation of the Dish/Antenna (the "Plans and Specifications") shall be submitted to Landlord for Landlord's written approval no later than thirty (30) days prior to the date on which Tenant desires to install the Dish/Antenna. Tenant shall be solely responsible for obtaining all necessary government and regulatory approvals and for the cost of installing, operating, maintaining and removing the Dish/Antenna. If Landlord determines that the Dish/Antenna equipment does not comply with the approved Plans and Specifications, that the Building has been damaged during installation of the Dish/Antenna or that the installation was defective, Landlord shall notify Tenant of any noncompliance or detected problems and Tenant, as soon as reasonably possible, shall cure the defects. If the Tenant fails to cure the defects as soon as reasonably possible, Tenant shall pay to Landlord within thirty (30) days after written notice thereof, the cost, as reasonably determined by Landlord, of correcting any defects and repairing any damage to the Building caused by such installation. If at any time Landlord, in its sole discretion, deems it necessary, Tenant shall provide and install, at Tenant's sole cost and expense, appropriate aesthetic screening, reasonably satisfactory to Landlord, for the Dish/Antenna (the "Aesthetic Screening"). Tenant shall pay Landlord's reasonable costs and expenses incurred in connection with Tenant's request(s) for installation of a Dish/Antenna and review of the Plans and Specifications.

             (ii)  Landlord agrees that Tenant, upon reasonable prior written notice to Landlord, shall have access to the roof of the Building and the Roof Space for the purpose of installing, maintaining, repairing and removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, all of which shall be performed by Tenant or Tenant's authorized

7

    representative or contractors, which shall be approved by Landlord, at Tenant's sole cost and risk. It is agreed, however, that only authorized engineers, employees or properly authorized contractors of Tenant, FCC (hereinafter defined) inspectors, or persons under their direct supervision will be permitted to have access to the roof of the Building and the Roof Space on behalf of Tenant. Tenant further agrees to exercise firm control over the people requiring access to the roof of the Building and the Roof Space in order to keep to a minimum the number of people having access to the roof of the Building and the Roof Space and the frequency of their visits.

            (iii)  It is further understood and agreed that the installation, maintenance, operation and removal of the Dish/Antenna, the appurtenances and Aesthetic Screening, if any, shall be performed in such a manner as to cause no damage to the Building or the roof thereof, or interfere with the use of the Building or roof by Landlord. Tenant agrees to be responsible for any damage caused to the roof or any other part of the Building which may be caused by the installation, maintenance, operation or removal of the Dish/Antenna or the acts or omissions of Tenant or any of its agents or representatives.

            (iv)  Tenant shall, at its sole cost and expense, and at its sole risk, install, operate and maintain the Dish/Antenna in good and workmanlike manner, and in compliance with all building, electric, communication, and safety codes, ordinances, standards, regulations and requirements, now in effect or hereafter promulgated, of the Federal Government, including, without limitation the Federal Communications Commission (the "FCC"), the Federal Aviation Administration ("FAA") or any successor agency of either the FCC or FAA having jurisdiction over radio or telecommunications, and of the state, city and county in which the Building is located. Under this Lease, the Landlord and its agents assume no responsibility for the licensing, operation and/or maintenance of Tenant's equipment. Tenant has the responsibility of carrying out the terms of its FCC license in all respects. The Dish/Antenna shall be connected to Landlord's power supply in strict compliance with all applicable building, electrical, fire and safety codes. Neither Landlord nor its agents shall be liable to Tenant for any stoppages or shortages of electrical power furnished to the Dish/Antenna or the Roof Space because of any act, omission or requirement of the public utility serving the Building, or the act or omission of any other tenant, invitee or licensee or their respective agents, employees or contractors, or for any other cause beyond the reasonable control of Landlord, and Tenant shall not be entitled to any rental abatement or any such stoppage or shortage of electrical power. Neither Landlord nor its agents shall have any responsibility or liability for the conduct or safety of any of Tenant's representatives, repair, maintenance and engineering personnel while in or on any part of the Building or the Roof Space in connection with the rights granted in this Lease relative to the Dish/Antenna.

             (v)  The Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the expiration or earlier termination of this Lease or Tenant's right to possession hereunder. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the equipment and appurtenances were attached. Tenant agrees to maintain all of the Tenant's equipment placed on or about the roof in proper operating condition and maintain same in satisfactory condition as to appearance and safety in Landlord's reasonable discretion. Such maintenance and operation shall be performed in a manner to avoid any interference with any tenants or Landlord. Tenant agrees that at all times during the term, it will keep the roof of the Building and the Roof Space free of all trash or waste materials produced by Tenant or Tenant's agents, employees or contractors.

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            (vi)  In light of the specialized nature of the Dish/Antenna, Tenant shall be permitted to utilize the services of its choice for installation, operation, removal and repair of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, subject to the reasonable approval of Landlord. Notwithstanding the foregoing, Tenant must provide Landlord with prior written notice of any such installation, removal or repair and coordinate such work with Landlord in order to avoid voiding or otherwise adversely affecting any warranties held by Landlord with respect to the roof. If necessary, Tenant, at its sole cost and expense, shall retain any contractor having a then existing warranty in effect on the roof to perform such work, (to the extent what it involves the roof), or, at Tenant's option, to perform such work in conjunction with Tenant's contractor. In the event the Landlord contemplates roof repairs that could affect Tenant's Dish/Antenna, or which may result in an interruption of the Tenant's telecommunication service, Landlord shall formally notify Tenant at least thirty (30) days in advance (except in cases of an emergency) prior to the commencement of such contemplated work in order to allow Tenant to make other arrangements for such service.

           (vii)  Tenant shall not allow any provider of telecommunication, video, data or related services ("Communication Services") to locate any equipment on the roof of the Building or in the Roof Space for any purpose other than to provide such services solely to Tenant in the Premises, nor may Tenant use the Roof Space and/or Dish/Antenna to provide Communication Services to an unaffiliated tenant, occupant or licensee of another building, or to facilitate the provision of Communication Services on behalf of another Communication Services provider to an unaffiliated tenant, occupant or licensee of the Building or any other building.

          (viii)  Tenant specifically acknowledges and agrees that the terms and conditions of Section 15.2.1 of this Lease shall apply with full force and effect to the Roof Space and any other portions of the roof accessed or utilized by Tenant, its representatives, agents, employees or contractors, as if part of the Premises.

            (ix)  For so long as Tenant maintains an Antenna/Dish in accordance with the terms and conditions set forth above, Landlord shall not install or permit the installation of any other such antenna or dish equipment on the Property that operate so as to interfere with the intended use and operation of Tenant's Antenna/Dish, and if such interference occurs, then upon written notice thereof by Tenant to Landlord, Landlord shall use prompt commercially reasonable efforts to cause the recalibration, repair or removal of such other equipment so as to cause such interference to cease."

        21.    Right of First Offer.    Reference is made to the building lot owned by Landlord's affiliate, North Tewksbury Commons V, L.L.C., ("Owner") comprising approximately 3.65 acres of land (the "Lot"), located across International Place from the Building. Provided (i) the Lease has not been assigned (other than a Permitted Transfer), (ii) not more than twenty-five percent (25%) of the Premises has been sublet (other than a Permitted Transfer), (iii) Tenant is not then in monetary or other material default and has not been in such default under the Lease beyond any applicable notice and grace period, if any, and there exists no condition which with the giving of notice or the passage of time would constitute a default under this Lease and (iv) and there remains not less than two (2) years in the Term of the Lease (after giving effect to any permitted option of extension, in which event Tenant will be required to exercise such option in connection with the exercise of its rights under section), and Landlord proposes to sell or lease the Lot, or if Landlord constructs a building thereon, or proposes to construct a building thereon on a so-called "build to suit" basis, Landlord shall first offer to sell or lease the Lot, or lease space in such building constructed by Landlord or to be constructed by Landlord on the terms hereinafter set forth.

9

Landlord shall give Tenant notice that it intends to sell the Lot, or to offer the Lot for lease, or if a building has been constructed on the Lot, to lease space in such building. Such notice shall include the proposed terms and conditions on which Landlord would be willing to lease or sell the Lot to Tenant, or to lease space in an existing building on the Lot to Tenant. The terms and conditions of such offer shall be commercially reasonable, as conclusively evidenced by the agreement of a recognized commercial real estate broker to list the Lot for sale or lease, or space in a completed building for lease, as the case may be. Tenant shall exercise its option to engage in the transaction described in Landlord's notice by notice to Landlord of its exercise within thirty (30) days of Landlord's notice. If Tenant does not accept such offer Landlord shall have the right to sell or lease the property or space offered to Tenant for a period of eighteen (18) months from the date of Landlord's notice to Tenant, on material terms and conditions not more than ten percent (10%) lower than as offered to Tenant. If after such period Landlord has not so sold or leased such property or space, Landlord shall again make such first offer to Tenant in the manner and subject to the terms and conditions set forth above.

        22.    Subordination, Non-Disturbance and Attornment.    A new Section 22.4 is added to the Lease, as follows:

          "Section 22.4 Subordination, Non-Disturbance and Attornment.    Notwithstanding anything in this Article 22 to the contrary, the obligations of Tenant under this Article 22 with respect to any Encumbrances or Underlying Leases not existing as of the date hereof are conditioned upon the execution and delivery by the holder thereof and Landlord to Tenant of a commercially customary, recordable subordination, non-disturbance and attomment agreement in form and substance reasonably acceptable to Tenant, providing that in the event such holder or a transferee of such holder succeeds to the interest of Landlord hereunder, such holder or transferee shall recognize and not disturb the tenancy of Tenant under this Lease for so long as Tenant is not in default hereunder beyond any applicable notice and cure periods."

        23.    Notice of Lease.    Landlord agrees to execute, acknowledge and deliver to Tenant a notice of the Lease as amended by this Amendment, in accordance with M.G.L. c. 183, § 4, which Tenant shall have the right to cause to be recorded in the Essex North Registry of Deeds. Tenant will furnish Landlord with recording information promptly upon such recordation.

        22.    Ratification.    Except as expressly amended by this Second Amendment, the terms of the Lease are hereby ratified and confirmed. For the avoidance of doubt, Tenant confirms that it is the same entity referred to in the original Lease as "Starent Networks, Inc." and that its correct name is "Starent Networks, Corp."

[Execution page follows.]

10

        Executed under seal as of the day and year first above written.

NORTH TEWKSBURY COMMONS, L.L.C.
By:	/s/ DAVID J. WAHR
	Name:	David J. Wahr
	Title:	Member
STARENT NETWORKS, CORP.
By:	/s/ J.P. DELEA JR.
	Name:	J.P. DELEA JR.
	Title:	CFO

Exhibit A—Plan of Location of Loading Doors

Exhibit B—Approved Alterations

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Joinder

        The undersigned joins in this Amendment of Lease only for the purpose of evidencing its agreement to observe and be bound by the terms of the Right of First Offer set forth in Paragraph 21, and for no other purpose. The undersigned further represents to Tenant that there is no mortgage or other encumbrance securing the payment of money encumbering title to the Lot.

        Executed under seal as of the day and year first above written.

NORTH TEWKSBURY COMMONS V, L.L.C.
By:	/s/ DAVID J. WAHR
	Name:	David J. Wahr
	Title:	Member

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EXHIBIT A

A
B
C
D
E
F
7
6
5
4
3
2
1
Approximate Location of Doors

EXHIBIT B
Proposed Improvements to 30 International Place

Starent Networks plans on making the following improvements to the building during the term of the Extended Term.

First Floor

  •
  A new reception desk in the main lobby once the last NA subtenant vacates.

  •
  Relocate the existing lab in the North Pod and rebuild it in the South Pod. The North Pod will be converted to open plan final test and assembly space with ESD flooring.

  •
  Tenant will install a lift to load tail board height in the Loading Platform to be provided by Landlord. Landlords Loading plat form will be able to accommodate Tenant's proposed lift.

Second Floor

  •
  Tenant will be constructing a new kitchen on the second floor and primarily use the space for general office uses.

Third Floor

  •
  Tenant will expand the current engineering lab in the South Pod from 1,200 USF to approximately 3,000 USF. This will require bringing additional power to the lab from the main electrical room and adding additional supplemental split HVAC systems to cool the expanded lab. The additional HVAC units will ideally be located on the roof (if feasible) and if not an area outside the building will be made available.

General Improvements

  •
  Tenant will be renovating and adding conference rooms throughout the Premises. All conference rooms will have core drilled power feeds on the floors and typical overhead and projection capabilities.

  •
  There will be a general reconfiguration of offices and cubes typical to the existing layout of the third floor.

NOTICE OF LEASE

        Pursuant to Massachusetts General Laws, Chapter 183, Section 4, notice is hereby given of the following described Lease:

Lessor:	North Tewksbury Commons, L.L.C., a Massachusetts limited liability company
Lessee:	Starent Networks, Corp., a Delaware corporation
Lease:	Lease dated October 24, 2000, as amended by a First Amendment to Lease dated December 31, 2000 and by a Second Amendment of lease of even date herewith (as so amended, the "Lease")
Lessor's Property:
30 International Place, Tewksbury, Massachusetts, being the same premises conveyed to Lessor by deed of John L. Vinios dated September 23, 1998, recorded with Middlesex North Registry of Deeds in Book 10277, Page 322, said premises being more particularly described in Exhibit A attached hereto.
Leased Premises:	Approximately 19,281 rentable square feet of space on the third floor of the building on Landlord's Property.
Term:
Approximately ten (10) years and nine (9) months, plus the partial month, if any, commencing on the Lease Commencement Date, as defined in the Lease, and expiring on February 28, 2011, with the right to extend the term for one (1) period of five (5) years, but only as to premises consisting of the entire rentable area of the Building, as more particularly set forth in the Lease.

This Notice may be executed in counterparts which shall together constitute a single instrument. In the event of a conflict between the terms of the Lease and the terms of this Notice, the terms of the Lease shall control.

        EXECUTED as a sealed instrument as of June 1, 2005.

LESSOR:		LESSEE:
NORTH TEWKSBURY COMMONS, L.L.C.		STARENT NETWORKS, CORP.
By:	/s/ DAVID J. WAHR	By:	/s/ JEFFERY S. BASILE
Name:	David J. Wahr	Name:	Jeffery S. Basile
Title:	Member	Title:	Assistant Treasurer

COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss:

        On this 18th day of July, 2005, before me, the undersigned notary public, personally appeared David J. Wahr, proved to me through satisfactory evidence of identification, which was Mass Drivers License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose as Member of NORTH TEWKSBURY COMMONS, L.L.C., a Massachusetts limited liability company.

[ILLEGIBLE] Notary Public
[affix seal] 06/20/08

COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss:

        On this 11 day of July, 2005, before me, the undersigned notary public, personally appeared Jeff Basile, proved to me through satisfactory evidence of identification, which was NH Drivers License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose as Asst. Treasurer of STARENT NETWORKS, CORP., a Delaware corporation.

/s/ JOHN P. DELEA, JR. Notary Public
[SEAL] JOHN P. DELEA, JR. NOTARY PUBLIC MASSACHUSETTS U.S.A. MY COMMISSION EXPIRES APRIL 23, 2010

EXHIBIT A

Lot 1B shown on a plan entitled "Corrective Plan of Land Apple Hill III Office Park, North Street Tewksbury, Massachusetts 01876", dated September 1, 1998, scale 1" = 40', prepared by Cuoco & Cormier Engineering Associates, Inc., recorded with the Middlesex North Registry of Deeds in Plan Book 198 as Plan No. 39.

SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT

        THIS AGREEMENT, made as if this 1st day of June, 2005, among A. T. Demoulas, Trustee of DF Nominee Trust, under Declaration of Trust dated April 26, 1972, as amended, and recorded with Middlesex North District Registry of Deeds in Book 2007, Page 35, its successor and assigns (hereinafter referred to as "Lender"), Starent Networks, Corp., a Delaware corporation (hereinafter referred to as "Tenant"), and North Tewksbury Commons, L.L.C, a Massachusetts limited liability company (hereinafter referred to as "Landlord").

STATEMENT OF BACKGROUND

        Landlord and Tenant have entered into a certain lease dated October 24, 2000, as amended by a First Amendment to Lease dated as of December 31, 2000 and a Second Amendment of Lease dated as of June 1, 2005 (as so amended, hereinafter referred to as the "Lease") relating to the premises (hereinafter referred to as the "Premises") which is described in, or are a part of, the property described in Exhibit A attached hereto and by this reference made a part hereof. Lender has made a loan to Landlord secured by a mortgage (hereinafter referred to as the "Mortgage") dated December 23, 2002, recorded with said Deeds in Book 14282, Page 275, from Landlord to Lender covering certain property described therein (the "Property") including the Premises Tenant agrees that the Lease shall be subject and subordinate to the Mortgage held by Lender, provided Tenant is assured of continued occupancy for the Premises under the same terms of the Lease.

STATEMENT OF AGREEMENT

        For and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($1.0.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and not withstanding anything in the Lease to the contrary, it is hereby agreed as follows:

        1.     Lender, Tenant and Landlord do hereby covenant and agree that the Lease with all its rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Mortgage and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.

        2.     Lender does hereby agree with Tenant that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant complies with and performs its obligations under the Lease, (a) the lease shall continue in full force and effect as a direct Lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term of the lease, and Lender will not disturb the possession of Tenant, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease in accordance wit the provisions thereof; provided, however, that Lender shall not be subject to any Claims, offsets or defenses which Tenant might have against any prior landlord (including Landlord) nor shall Lender be liable for any act or omission of any prior landlord (including Landlord), nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month. Nothing contained herein shall prevent Lender from naming Tenant in any foreclosure or other action or proceeding initiated by Lender pursuant of the Mortgage to the extent necessary under applicable law in order for Lender to avail itself of and complete the foreclosure or other remedy,

        3.     Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Premises by foreclosures conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver, upon request of Lender, an appropriate agreement of attomment to Lender and any subsequent titleholder of the Premises.

        4.     Lender shall have no obligation or incur any liability with respect to the construction or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy. Lender shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, including any warranties respecting use, compliance with zoning, hazardous wastes or environmental laws, Landlord's title, Landlord's authority, habitability, fitness for purposes or possession. In the event that Lender shall acquire title to the Premises (or the Property, Lender shall have no obligations, nor incur any liability, beyond Lender's then equity interest, if any in the Premises, and Tenant shall look exclusively to such equity interest of Lender, if any, in the Premises for the payment and discharge of any obligations or liability imposed upon Lender hereunder, under the Lease or under any new lease of the Premises.

        5.     If any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative.

        6.     This Agreement shall be governed by and construed in accordance with the laws of the state in which the Property is located.

        7.     Lender shall not, either by virtue of the Mortgage or this Agreement, be or become a mortgagee in possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender shall acquire the interest of Landlord in the Premises, by foreclosure or otherwise and then such liability or obligation of Lender under the Lease shall extend only to those liability or obligations accruing subsequent to the date that Lender has acquired the interest of Landlord in the Premises as modified by the terms of this Agreement.

        8.     Any and all notices, elections, approvals, consents, demands, requests and responses thereto ("Communications") permitted or required to be given under this Agreement shall be in writing and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof, and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Any notice, if given to Lender, must be addressed as follows, subject to a change provided hereinabove:

    DF Nominee Trust
    c/o Silverman & Kudisch. P.C.
    50 Staniford Street, Suite 1003
    Boston, Massachusetts 02214
    Attention: Sumner Darman, Esquire

and, if given to Tenant, must be addressed as follows, subject to a change as provided hereinabove:

    Starent Networks, Corp..
    30 International Place, Suite 300
    Tewksbury, MA 01876
    Attn: John P. Delea, Jr., Chief Financial Officer

2

and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

    North Tewksbury Commons, L.L.C.
    c/o The CW Companies, Inc.
    600 Unicorn Park Drive
    Woburn, Massachusetts 01801

        9.     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "landlord" referred to Landlord and to any successor in interest of Landlord under the Lease. The term "lender" refers to Lender and to any successor-in-interest of Lender under the Mortgage.

3

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

LENDER;
Signed, sealed and delivered in the presence of:	DF NOMINEE TRUST, a Massachusetts nominee trust
/s/ [ILLEGIBLE] Witness	/s/ A.T. DEMOULAS A.T. Demoulas, Trustee
TENANT;
Signed, sealed and delivered in the presence of:	STARENT NETWORKS, CORP., a Delaware corporation
/s/ [ILLEGIBLE] Witness	By:	/s/ JEFFERY S. BASILE
		Name:	Jeffery S. Basile
		Title:	Assistant Treasurer
LANDLORD;
Signed, sealed and delivered in the presence of:	NORTH TEWKSBURY COMMONS, L.L.C., a Massachusetts limited liability company
/s/ SHIRLEY A. MARIN Witness	By:	/s/ DAVID J. WAHR

4

COMMONWEALTH OF MASSACHUSETTS
SS
COUNTY OF Middlesex

        BEFORE ME, a Notary Public in and for said County and Commonwealth, personally appeared A. T. Demoulas as Trustee of DF Nominee Trust, a Massachusetts nominee trust, Lender in the foregoing, and he acknowledged that he did sign said Agreement for and on behalf of said DF Nominee Trust, as the voluntary act and deed of said Trust, for all the uses and purposes therein mentioned.

        IN TESTIMONY WHEREOF, I have hereunder subscribed by name and affixed my notarial seal on this 21st day of June, 2005

[SEAL] JAMES EDWARD CARTER Notary Public Commonwealth of Massachusetts My Commission Expires Jan 29, 2010	/s/ JAMES EDWARD CARTER Notary Public My commission expires:
COMMONWEALTH OF MASSACHUSETTS
SS
COUNTY OF Middlesex

        BEFORE ME, a Notary Public in and for said County and Commonwealth, personally appeared Jeff Basile, of Starent Networks, Corp., a Delaware corporation, Tenant in foregoing, and he/she acknowledged that he/she did sign said Agreement for and on behalf of said Starent Networks, Corp., as the voluntary act and deed of said Starent Networks, Corp. for all the uses and purposes therein mentioned.

        IN TESTIMONY WHEREOF, I have hereunder subscribed by name and affixed my notarial seal on this 11 day of July, 2005

[SEAL] JOHN P. DELEA, JR. NOTARY PUBLIC MASSACHUSETTS U.S.A. MY COMMISSION EXPIRES APRIL 23, 2010	/s/ JOHN P. DELEA, JR. Notary Public My commission expires: 4/23/10

5

COMMONWEALTH OF MASSACHUSETTS
SS
COUNTY OF Middlesex

        BEFORE ME, a Notary Public in and for said County and Commonwealth, personally appeared David J. Wahr, Member of North Tewksbury Commons, L.L.C., a Massachusetts limited liability company, Landlord in the foregoing, and he acknowledged that he did sign said Agreement for and on behalf of said North Tewksbury Commons, L.L.C., as the voluntary act and deed of said North Tewksbury Commons, L.L.C., for all the uses and purposes therein mentioned.

        IN TESTIMONY WHEREOF, I have hereunder subscribed by name and affixed my notarial seal on this 18th day of July, 2005

/s/ [ILLEGIBLE] Notary Public
My commission expires: 6/20/08

6

QuickLinks

OFFICE LEASE
ARTICLE 1 SUMMARY OF BASIC LEASE INFORMATION
ARTICLE 2 REAL PROPERTY, BUILDING AND PREMISES
ARTICLE 3 SUBSTITUTION OF OTHER PREMISES Intentionally Deleted
ARTICLE 4 LEASE TERM
ARTICLE 5 BASE RENT
ARTICLE 6 ADDITIONAL RENT
ARTICLE 12 REPAIRS AND MAINTENANCE
ARTICLE 13 ALTERATIONS AND ADDITIONS
ARTICLE 14 COVENANT AGAINST LIENS
ARTICLE 15 INDEMNIFICATION AND INSURANCE
ARTICLE 16 DAMAGE AND DESTRUCTION
ARTICLE 17 CONDEMNATION
ARTICLE 18 ASSIGNMENT AND SUBLEASING
ARTICLE 19 SURRENDER OF PREMISES
ARTICLE 20 HOLDING OVER
ARTICLE 21 ESTOPPEL CERTIFICATES
ARTICLE 22 SUBORDINATION, NONDISTURBANCE AND ATTORNMENT
ARTICLE 23 DEFAULTS AND REMEDIES
ARTICLE 24 LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS
ARTICLE 25 LATE PAYMENTS
ARTICLE 26 NON-WAIVER
ARTICLE 27 ATTORNEY FEES AND COSTS
ARTICLE 28 LANDLORD'S ACCESS TO PREMISES
ARTICLE 29 SIGNS
ARTICLE 30 MISCELLANEOUS
Exhibit C TENANT WORK LETTER
Section 1 Landlord's Initial Construction In The Premises
Section 2 Tenant Improvements
Section 3 Construction Drawings
Section 4 Construction of the Tenant Improvements
Section 5 Completion of Tenant Improvements Delay Of Lease Commencement Date
Section 6 Miscellaneous
STATEMENT OF BACKGROUND
STATEMENT OF AGREEMENT